As filed with the Securities and Exchange Commission on February 24, 2016

  File No. 333-201921
  File No. 811-8108

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 1  ☒

and/or
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 241  ☒

Protective Variable Annuity
Separate Account

(Exact Name of Registrant)

Protective Life Insurance Company

(Name of Depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of Depositor's Principal Executive Offices)

(205) 268-1000

Depositor's Telephone Number, including Area Code

MAX BERUEFFY, Esquire

Protective Life Insurance Company

2801 Highway 280 South

Birmingham, Alabama 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire

THOMAS E. BISSET, Esquire

Sutherland Asbill & Brennan LLP

700 Sixth Street, N.W., Suite 700

Washington, DC 20001-3980

(202) 383-0118

It is proposed that this filing will become effective (check appropriate box):

☐  immediately upon filing pursuant to paragraph (b) of Rule 485

☐  on May 1, 2016 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☒  on May 1, 2016 pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

PART A

INFORMATION REQUIRED TO BE IN THE PROSPECTUS

Protective Dimensions II Variable Annuity	Protective Life Insurance Company Protective Variable Annuity Separate Account P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 www.protective.com

This Prospectus describes the Protective Dimensions II Variable Annuity Contract, an individual flexible premium deferred variable and fixed annuity contract offered by Protective Life Insurance Company. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purposes. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans.

You generally may allocate your investment in the Contract to the Guaranteed Account (if it is available when you purchase your Contract) and the Sub-Accounts of the Protective Variable Annuity Separate Account. If you have purchased the SecurePay FXi rider, your options for allocating Purchase Payments and Contract Value will be restricted. (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi")") The Sub-Accounts invest in the following Funds:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Value Fund, Series II

Invesco V.I. Comstock Fund, Series II

Invesco V.I. Equity and Income Fund, Series II

Invesco V.I. Global Real Estate Fund, Series II

Invesco V.I. Government Securities Fund, Series II

Invesco V.I. Growth and Income Fund, Series II

Invesco V.I. International Growth Fund, Series II

Invesco V.I. Mid Cap Growth Fund, Series II

Invesco V.I. Small Cap Equity Fund, Series II

American Funds Insurance Series

Asset Allocation Fund℠, Class 2

Blue Chip Income and Growth Fund℠, Class 2

Global Growth Fund℠, Class 2

Global Small Capitalization Fund℠, Class 2

Growth Fund℠, Class 2

International Fund℠, Class 2

New World Fund℠, Class 2

Clayton Street Trust

Protective Life Dynamic Allocation Series- Conservative Portfolio

Protective LIfe Dynamic Allocation Series- Growth Portfolio

Protective Life Dynamic Allocation Series- Moderate Portfolio

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, SC2

VIP Index 500 Portfolio, SC2

VIP Investment Grade Bond Portfolio, SC2

VIP Mid Cap Portfolio, SC2

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2

Franklin Income VIP Fund, Class 2

Franklin Mutual Shares VIP Fund, Class 2

Franklin Rising Dividends VIP Fund, Class 2

Franklin Small-Mid Cap Growth VIP Fund, Class 2

Franklin Small Cap Value VIP Fund, Class 2

Franklin U.S. Government Securities VIP Fund, Class 2

Templeton Developing Markets VIP Fund, Class 2

Templeton Foreign VIP Fund, Class 2

Templeton Global Bond VIP Fund, Class 2

Templeton Growth VIP Fund, Class 2

Goldman Sachs Variable Insurance Trust

Core Fixed Income Fund, Service Class

Growth Opportunities Fund, Service Class

MidCap Value Fund, Service Class

Strategic Growth Fund, Service Class

Strategic International Equity Fund, Service Class

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Core Portfolio, Class II

ClearBridge Variable Small Cap Growth Portfolio, Class II

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio, Value Class

Calibrated Dividend Growth Portfolio, Value Class

Bond-Debenture Portfolio, Value Class

Growth Opportunities Portfolio, Value Class

Mid-Cap Stock Portfolio, Value Class

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, SS

Global Fund/VA, SS

Main Street Fund/VA, SS

Government Money Fund/VA (formerly Money Fund/VA)

Global Strategic Income Fund/VA, SS

PIMCO Variable Insurance Trust

All Asset Portfolio, Advisor Class

Long-Term US Government Portfolio, Advisor Class

Low Duration Portfolio, Advisor Class

Real Return Portfolio, Advisor Class

Short-Term Portfolio, Advisor Class

Total Return Portfolio, Advisor Class

Royce Capital Fund

Small-Cap Fund, Service Class

The value of your Contract that is allocated to the Sub-Accounts will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

This Prospectus sets forth basic information about the Contract and the Variable Account that you should know before investing. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, contains additional information about the Contract and the Variable Account. The Statement of Additional Information has the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

Please read this prospectus carefully. You should keep a copy for future reference.

The Protective Dimensions II Variable Annuity Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2016

PRO.DIMENSIONSII.0516

DEFINITIONS
FEES AND EXPENSES
SUMMARY
     The Contract
     Federal Tax Status
THE COMPANY, VARIABLE ACCOUNT AND FUNDS
     Protective Life Insurance Company
     Protective Variable Annuity Separate Account
     Administration
     The Funds
     AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
     American Funds Insurance Series
     Clayton Street Trust
     Fidelity® Variable Insurance Products
     Franklin Templeton Variable Insurance Products Trust
     Goldman Sachs Variable Insurance Trust
     Legg Mason Partners Variable Equity Trust
     Lord Abbett Series Fund, Inc.
     Oppenheimer Variable Account Funds
     PIMCO Variable Insurance Trust
     Royce Capital Fund
     Selection of Funds
     Other Information about the Funds
     Certain Payments We Receive with Regard to the Funds
     Other Investors in the Funds
     Addition, Deletion or Substitution of Investments
DESCRIPTION OF THE CONTRACT
     The Contract
     Parties to the Contract
     Issuance of a Contract
     Purchase Payments
     Right to Cancel
     Allocation of Purchase Payments
     Variable Account Value
     Transfers
     Surrenders and Withdrawals
THE GUARANTEED ACCOUNT
DEATH BENEFIT
PROTECTED LIFETIME INCOME BENEFITS ("SECUREPAY FXI")
SUSPENSION OR DELAY IN PAYMENTS
SUSPENSION OF CONTRACTS
CHARGES AND DEDUCTIONS
     Mortality and Expense Risk Charge
     Administration Charge
     Contract Maintenance Fee
     Premium Taxes
     Other Taxes
     Other Information
ANNUITY PAYMENTS
     Annuity Date
     Annuity Value
     Annuity Income Payments
     Annuity Options
     Minimum Amounts
     Death of Annuitant or Owner After Annuity Date
YIELDS AND TOTAL RETURNS
     Yields
     Total Returns
     Standardized Average Annual Total Returns
     Non-Standard Average Annual Total Returns
     Performance Comparisons
     Other Matters
FEDERAL TAX MATTERS
     Introduction
     The Company's Tax Status
TAXATION OF ANNUITIES IN GENERAL
     Tax Deferral During Accumulation Period
     Taxation of Withdrawals and Surrenders
     Taxation of Annuity Payments
     Taxation of Death Benefit Proceeds
     Assignments, Pledges, and Gratuitous Transfers
     Penalty Tax on Premature Distributions
     Aggregation of Contracts
     Exchanges of Annuity Contracts
     Medicare Hospital Insurance Tax on Certain Distributions
     Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons
QUALIFIED RETIREMENT PLANS
     SecurePay FXi
     Direct Rollovers
FEDERAL INCOME TAX WITHHOLDING
GENERAL MATTERS
     Error in Age or Gender
     Incontestability
     Non-Participation
     Assignment or Transfer of a Contract
     Notice
     Modification
     Reports
     Settlement
     Receipt of Payment
     Protection of Proceeds
     Minimum Values
     Application of Law
     No Default
DISTRIBUTION OF THE CONTRACTS
     Selling Broker-Dealers
     Inquiries
CEFLI
LEGAL PROCEEDINGS
CYBER-SECURITY RISKS
VOTING RIGHTS
FINANCIAL STATEMENTS
STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A: DEATH BENEFIT CALCULATION EXAMPLES
APPENDIX B: EXAMPLE OF SURRENDER CHARGE CALCULATION
APPENDIX C: EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION
APPENDIX D: CONDENSED FINANCIAL INFORMATION
APPENDIX E: EXAMPLE OF SECUREPAY FXi RIDER
APPENDIX F: EXAMPLE OF PREMIUM BASED CHARGE

DEFINITIONS

"We", "us", "our", "Protective Life", and "Company":   refer to Protective Life Insurance Company. "You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

Accumulation Unit:   A unit of measure used to calculate the value of a Sub-Account before the Annuity Date.

Administrative Office:   Protective Life Insurance Company, P. O. Box 10648, Birmingham, Alabama 35202-0648 (for Written Notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).

Annual Withdrawal Amount or AWA:   The maximum amount that may be withdrawn from the Contract under the SecurePay FXi rider each Contract Year after the Benefit Election Date without reducing the Benefit Base.

Annuity Date:   The date as of which the Annuity Value is applied to an Annuity Option.

Annuity Option:   The payout option under which the Company makes annuity income payments.

Annuity Value:   The amount we apply to the Annuity Option you have selected.

Assumed Investment Return:   The assumed annual rate of return used to calculate the amount of the variable income payments.

Benefit Election Date:   The date you choose to start your SecurePay Withdrawals.

Code:   The Internal Revenue Code of 1986, as amended.

Contract:   The Protective Dimensions II Variable Annuity, a flexible premium, deferred, variable and fixed annuity contract.

Contract Anniversary:   The same month and day as the Issue Date in each subsequent year of the Contract.

Contract Value:   Before the Annuity Date, the sum of the Variable Account value and the Guaranteed Account value.

Contract Year:   Any period of 12 months commencing with the Issue Date or any Contract Anniversary.

Covered Person:   The person or persons upon whose lives the benefits of the SecurePay FXi rider are based. There may not be more than two Covered Persons.

DCA:   Dollar cost averaging.

DCA Accounts:   A part of the Guaranteed Account, but separate from the Fixed Account. The DCA Accounts are designed to transfer amounts to the Sub-Accounts of the Variable Account systematically over a designated period.

Death Benefit:   The amount we pay to the beneficiary if an Owner dies before the Annuity Commencement Date.

Excess Withdrawals:   Any portion of a withdrawal that, when aggregated with all prior withdrawals during a Contract Year, exceeds the maximum withdrawal amount permitted under the SecurePay FXi rider.

Fixed Account:   A part of the Guaranteed Account, but separate from the DCA Accounts. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account.

Fund:   Any investment portfolio in which a corresponding Sub-Account invests.

Good Order ("good order"):   A request or transaction generally is considered in "Good Order" if we receive it in our Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the request or transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to effect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Portfolios affected by the requested transaction; the signatures of all contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your registered representative before submitting the form or request.

Guaranteed Account:   The Fixed Account, the DCA Accounts and any other Investment Option we may offer with interest rate guarantees.

Investment Option:   Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Investment Options are the Sub-Accounts of the Variable Account, the Fixed Account, and the DCA Accounts.

Issue Date:   The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.

Maximum Annuity Date:   The latest date on which you must surrender or annuitize the Contract, currently the oldest Owner's or Annuitant's 95th birthday.

Monthly Anniversary Date:   The same day each month as the Issue Date, or the last day of any month that does not have the same day as the Issue Date.

Owner:   The person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract.

Prohibited Allocation Instruction:   An instruction from you to allocate Purchase Payments or Contract Value or to take withdrawals that is not consistent with the Allocation Guidelines and Restrictions required in order to maintain the SecurePay FXi rider. If we receive a Prohibited Allocation Instruction, we will terminate your SecurePay FXi rider.

Purchase Payment:   The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts:   Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Qualified Plans:   Retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Quarterly Anniversary:   The same month and day as the Contract Issue Date in each calendar quarter prior to the Annuity Date. If any Quarterly Anniversary is not a Valuation Date, we will calculate the SecurePay Highest Quarterly Value as of the next Valuation Period. If, however, a Quarterly Anniversary does not occur during a month, then we will calculate that quarterly value as of the prior Valuation Date.

Rider Issue Date:   The date a SecurePay FXi rider is issued; at present, this rider is issued only on the Contract Issue Date.

Sub-Account:   A separate division of the Variable Account.

Valuation Date:   Each day on which the New York Stock Exchange is open for business.

Valuation Period:   The period which begins at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time) on any Valuation Date and ends at the close of regular trading on the next Valuation Date. A Valuation Period ends earlier if the New York Stock Exchange closes early on certain scheduled days (such as the Friday after Thanksgiving or Christmas Eve) or in case of an emergency.

Variable Account:   The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.

Written Notice:   A notice or request submitted in writing in Good Order that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service. Please note that we use the term "written notice" in lower case to refer to a notice that we may send to you.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, take a withdrawal from or surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Account. We may also deduct state premium taxes, if applicable.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchase Payments	None
Maximum Surrender Charge (as a % of amount surrendered)(1)	7%
Transfer Fee(2)	$25
SecurePay Medical Evaluation Fee(3)	$300
Premium Tax(4)	3.5%

(1) The surrender charge is based upon cumulative Purchase Payments as of the date each Purchase Payment is applied to the Contract, and decreases over time. The total of surrender charges assessed and Premium Based Charges deducted will not exceed 9% of aggregate Purchase Payments. (See "CHARGES AND DEDUCTIONS, Transfer Fee.")

(2) Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future for each transfer after the first 12 transfers in any Contract Year. (See "CHARGES AND DEDUCTIONS.")

(3) Currently, this charge is $150 for Single Coverage and $300 for Joint Coverage. Protective Life generally charges this fee if the Owner has purchased the SecurePay FXi rider, undergoes medical underwriting and accepts an offer by Protective Life to increase the Annual Withdrawal Amount ("AWA") as a result of its underwriting review. State variations may apply. See "SecurePay ME: Increased AWA for Certain Medical Conditions, How to Apply for an Increased AWA" for more information.

(4) Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a surrender or withdrawal, death or annuitization.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC FEES AND CHARGES

(other than Fund expenses)

Annual Contract Maintenance Fee(1)	$50

Variable Account Annual Expenses

(as a percentage of average Variable Account value)

Mortality and Expense Risk Charge	0.80%
Administration Charge	0.10%
Total Variable Account Annual Expenses (excluding the Premium Based Charge and optional benefit charges)	0.90%
Maximum Annual Premium Based Charge (as an annualized percentage of each Purchase Payment, deducted quarterly)(2)	0.70%

Optional Benefit Charges

Maximum Anniversary Value Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date)(3)	0.20%
Maximum Quarterly Value Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date) (available on Contracts issued on or after May 1, 2016)(4)	0.25%
	Maximum	Current
SecurePay FXi Rider Fee (as an annualized percentage of the Benefit Base on each Monthly Anniversary Date, beginning with the 1st Monthly Anniversary Date following election of the rider)(5)(6)
Purchase of the SecurePay FXi Rider at time of Contract Purchase	2.20%	1.25%
Purchase of the SecurePay FXi Rider under RightTime	2.20%	1.35%

(1) We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $75,000 or more. (See "CHARGES AND DEDUCTIONS.")

(2) The Premium Based Charge is assessed during the first seven years after each Purchase Payment is made and is based upon the cumulative amount of Purchase Payments. (See "CHARGES AND DEDUCTIONS.")

(3) The Maximum Anniversary Death Benefit is equal to the greatest of (i) your Contract Value, (ii) your Purchase Payments less an adjustment for withdrawals, or (iii) the highest anniversary value of the Contract before the Owner's 80th birthday. For more information on these death benefit values and how they are calculated, please see the "DEATH BENEFIT" section of this prospectus and "CHARGES AND DEDUCTIONS, Death Benefit Fee."

(4) The Maximum Quarterly Value Death Benefit is equal to the greatest of (i) your Contract Value, (ii) your Purchase Payments less an adjustment for withdrawals, or (iii) the highest quarterly value of the Contract before the Owner's 80th birthday. For more information on these death benefit values and fees, and how they are calculated, please see the "DEATH BENEFIT" and "CHARGES AND DEDUCTIONS, Death Benefit Fee" sections of this prospectus.

(5) We deduct the fee for the SecurePay FXi rider monthly from your Contract Value in the Sub-Accounts of the Variable Account on the Valuation Date that occurs after each Valuation Period containing a Monthly Anniversary Date. The SecurePay Fee is not deducted from your Contract Value in the DCA Accounts. For more information about the SecurePay Fee, our right to increase the fee in the future and your right to not to elect such increases. See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi ")— SecurePay Fee."

(6) The Benefit Base is a value used to calculate the Annual Withdrawal Amounts, and the fees charged, under the SecurePay FXi rider. Your initial Benefit Base is equal to your Contract Value as of the Rider Issue Date. For more information on the SecurePay FXi rider, the Benefit Base and how it is calculated, please see "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi") in this prospectus.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. The expenses shown are based on expenses incurred for the year ended December 31, 2015. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses(*)	[__%]	-	[__%]
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

(*) The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

Example of Charges

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The examples show the costs of investing in the Contract, including the Variable Account Annual Expenses (mortality and expense risk charge, administration charge, and any optional rider charges), owner transaction expenses, the annual contract maintenance fee, the maximum annual Premium Based Charge, the death benefit fee (assuming you elected the Maximum Quarterly Value Death Benefit and any optional rider charges) and both maximum and minimum Total Annual Fund Operating Expenses.

The examples assume that all the Contract Value is allocated to the Variable Account. The examples do not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The examples assume that you invest $10,000 in the Contract for the periods indicated. The examples also assume that your investment has a 5% return each year.

  The first example assumes that you purchased the SecurePay FXi rider with RightTime at the maximum charge.
  The second example assumes that you purchased the SecurePay FXi rider at the current charge.
  The third example assumes that you have not purchased the SecurePay FXi rider.
  If you purchased the SecurePay FXi rider with RightTime (reflecting the maximum charge):

    If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$	$	$	$
Minimum Fund Expenses

      If you annuitize(*) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$	$	$	$
Minimum Fund Expenses

      If you purchased the SecurePay FXi rider (reflecting the current charge):

        (If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$	$	$	$
Minimum Fund Expenses

          If you annuitize(*) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$	$	$	$
Minimum Fund Expenses

          If you have not purchased the SecurePay FXi rider:

            If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$	$	$	$
Minimum Fund Expenses

              If you annuitize(*) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$	$	$	$
Minimum Fund Expenses

            (*) You may not annuitize your Contract within 3 years after we accept your most recent Purchase Payment. For more information, see "ANNUITY PAYMENTS, Annuity Date, changing the Annuity Date." Neither the death benefit fee nor the SecurePay Fee apply after the Annuity Date.

            Please remember that the examples are an illustration and do not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the examples.

            SUMMARY

            The Contract

            What is the Protective Dimensions II Variable Annuity Contract?

            The Protective Dimensions II Variable Annuity Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life. (See "The Contract.")

            What are the Company's obligations under the Contract?

            The benefits under the Contract are paid by us from our general account assets and/or your Contract Value held in the Variable Account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts of the Variable Account, which is not part of our general account. Our general account assets support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits or the SecurePay FXi rider), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability.

            It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

            How may I purchase a Contract?

            Protective Life sells the Contracts through registered representatives of broker-dealers. We pay commissions and other compensation to the broker-dealers for selling the Contracts. (See "DISTRIBUTION OF THE CONTRACTS.")

            Protective Life will issue your Contract when it receives and accepts your complete application information and an initial Purchase Payment through the broker-dealer you have selected. (See "Issuance of a Contract.")

            What are the Purchase Payments?

            The minimum amount that Protective Life will accept as an initial Purchase Payment is $10,000. Purchase Payments may be made any time before the oldest Owner's or Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. If you have purchased the SecurePay FXi rider, you cannot make any Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date. (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi").") The minimum subsequent Purchase Payment we will accept is $100, or $50 if the payment is made under our current automatic purchase payment plan. If you purchase the SecurePay FXi rider, the automatic purchase payment plan will terminate two years after the Rider Issue Date. The maximum aggregate Purchase Payment(s) that we will accept under the Contract without prior Administrative Office approval is $1,000,000. We may impose conditions upon the acceptance of aggregate Purchase Payments greater than the established maximum, such as limiting the death benefit or lifetime income benefit options that are available under your Contract. We reserve the right to limit, suspend, or reject any and all Purchase Payments at any time. We will give written notice at least five (5) days before any changes to Purchase Payment limitations go into effect. (See "Purchase Payments.")

            Can I cancel the Contract?

            You have the right to return the Contract within a certain number of days (which varies by state and is never less than ten) after you receive it. The returned Contract will be treated as if it were never issued. Protective Life will refund the Contract Value in states where permitted. This amount may be more or less than the Purchase Payments. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payments. (See "Right to Cancel.")

            Can I transfer amounts in the Contract?

            No amounts may be transferred to the Fixed Account within six months after any transfer from the Guaranteed Account to the Variable Account. Transfers out of the Fixed Account are limited to the greater of (a) $2,500 or (b) 25% of the value of the Fixed Account in any Contract Year.

            After the Annuity Date, if you have selected variable income payments, you may transfer amounts among the Sub- Accounts, but no more frequently than once per month, and you may not transfer within the Guaranteed Account or between a Sub-Account and the Guaranteed Account.

            We reserve the right to charge a transfer fee of $25 for each transfer after the 12th transfer in any Contract Year. We also reserve the right to limit the number of transfers to no more than 12 per Contract Year. We may restrict or refuse to honor transfers when we determine that they may be detrimental to the Funds or Contract Owners, such as frequent transfers and market timing transfers by or on behalf of an Owner or group of Owners. (See "Transfers.") For purposes of calculating the number of transfers, we treat instructions received on the same business day as a single transfer without regard to the number of Sub-Accounts involved. If you purchase the SecurePay FXi rider, your options for transferring Contract Value among the Investment Options will be restricted in accordance with our Allocation Guidelines and Restrictions. (See "Allocation Guidelines and Restrictions.")

            For more information about transfers, how to request transfers and limitations on transfers, see "Transfers — Limitations on Transfers."

            Can I surrender the Contract?

            Upon Written Notice before the Annuity Date, you may surrender the Contract and receive its surrender value. (See "Surrenders and Withdrawals.") Surrenders may have federal and state income tax consequences, as well as a 10% federal penalty tax if the surrender occurs before the Owner reaches age 59-1/2, and surrender charges may apply. (See "CHARGES AND DEDUCTIONS, Surrender Charge" and "Taxation of Withdrawals and Surrenders.")

            Can I withdraw my money from the Contract?

            Any time before the Annuity Date, you may request by Written Notice a withdrawal from your Contract provided the Contract Value remaining after the withdrawal is at least $5,000. Under certain conditions we may also accept withdrawals requested by facsimile and telephone. You also may elect to participate in our automatic withdrawal plan, which allows you to pre-authorize periodic withdrawals prior to the Annuity Date. (See "Surrenders and Withdrawals.") Withdrawals may be available under certain Annuity Options. (See "ANNUITY PAYMENTS — Annuity Options.")

            Withdrawals reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if the withdrawal occurs before the Owner reaches age 59-1/2. (See "CHARGES AND DEDUCTIONS, Surrender Charge" and "Taxation of Withdrawals and Surrenders.") If you have purchased the SecurePay FXi rider, special withdrawal rules apply, especially on or after the Benefit Election Date. (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi").")

            Is there a death benefit?

            If any Owner dies before the Annuity Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive due proof of the Owner's death. (See "DEATH BENEFIT.")

            The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit (available for contracts issued on or after May 1, 2016) for an additional fee, but only if the oldest Owner is younger than 76 on the Issue Date of the Contract. You must select your death benefit at the time you apply for your Contract, and your selection may not be changed after the Contract is issued. (See "CHARGES AND DEDUCTIONS, Death Benefit Fee.")

            What charges do I pay under the Contract?

            We impose two sales charges under your Contract during the first seven years after you make a Purchase Payment: 1) we deduct a Premium Based Charge from your Contract Value on a quarterly basis; and 2) we may assess a surrender charge if you withdraw or surrender your Purchase Payments from the Contract, depending on how long those payments were invested in the Contract. We may waive the surrender charge under certain circumstances. We impose these sales charges independently and in addition to one another. (See "CHARGES AND DEDUCTIONS, Surrender Charge.")

            We apply a charge to the daily net asset value of the Variable Account that consists of a mortality and expense risk charge and an administration charge. We do not currently impose a transfer fee, but we reserve the right to charge a $25 fee for the 13th and each additional transfer during any Contract Year. For more information about transfers, how to request transfers and limitations on transfers, see "Transfers — Limitations on Transfers". We also deduct a contract maintenance fee of $50 from your Contract Value on each Contract Anniversary prior to the Annuity Date and on any other day that you surrender your Contract. We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $75,000 or more. (See "CHARGES AND DEDUCTIONS — Contract Maintenance Fee".) We also deduct from your Contract Value charges for any optional benefits and riders applicable to your Contract, such as the Maximum Anniversary Value Death Benefit, Maximum Quarterly Value Death Benefit, and SecurePay FXi rider.

            We will deduct any applicable state premium tax from Purchase Payments or Contract Value if premium taxes apply to your Contract. The Funds' investment management fees and other operating expenses are more fully described in the prospectuses for the Funds.

            See the "FEES AND EXPENSES" tables preceding this Summary and "CHARGES AND DEDUCTIONS."

            What is the SecurePay FXi Rider?

            The Contract offers an optional Protected Lifetime Income Benefit rider for an additional fee: SecurePay FXi. This rider guarantees the right to make withdrawals based upon the value of a protected lifetime income benefit base ("Benefit Base") that will remain fixed if your Contract Value declines due to poor market performance. The SecurePay FXi rider provides for potential increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased. SecurePay FXi also provides for potential increases in the Benefit Base each Contract Anniversary during a specified period, even if your Contract Value has not increased.

            Note: On or after March 1, 2016, we do not accept Purchase Payments received two years or more after the Rider Issue Date. Purchase Payments received more than two years after the SecurePay FXi rider is issued will be returned to you.

            Under the SecurePay FXi rider, withdrawals may be made over the lifetime of persons designated under the rider, provided the rider's requirements are satisfied. Annual aggregate withdrawals on or after the Benefit Election Date that exceed the Annual Withdrawal Amount (AWA) will result in a reduction of rider benefits, and may even significantly reduce or eliminate the value of such benefits, because we will reduce the Benefit Base and corresponding AWA. All withdrawals, including SecurePay Withdrawals, will reduce the Contract Value and the death benefit under the Contract.

            Under the rider, your options for allocating Purchase Payments and Contract Value will be restricted, because you must make all allocations in accordance with the rider's Allocation Guidelines and Restrictions. The required allocations under these guidelines may not be consistent with an aggressive investment strategy. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations required for participation in the SecurePay FXi rider are probably not appropriate for you.

            We charge an additional fee if you purchase the SecurePay FXi rider. If you elect the SecurePay FXi rider, you will begin paying this fee as of the date the rider is issued. To purchase a rider, the youngest Owner and Annuitant must be age 59 or older and the oldest Owner and Annuitant must be age 80 or younger on the Rider Issue Date. You may elect the SecurePay FXi rider when you purchase your Contract or later, under the RightTime option, provided you satisfy the age requirements. You may not cancel the SecurePay FXi rider for the first ten years following the date of its issue.

            (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi").")

            What is the RightTime Option?

            You may elect the Protected Lifetime Income Benefit rider at the time you purchase your Contract, or you may purchase the rider later under our RightTime option so long as you satisfy the rider's issue requirements and the rider is still available for sale. If you purchase the rider under the RightTime option, the rider will be subject to the terms and conditions in effect at the time the rider is issued. Currently, the annual rider fee is [0.10]% higher for SecurePay if you exercise the RightTime option to elect the rider than if you elect the rider when you purchase your Contract. See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi")."

            What Annuity Options are available?

            Currently, we apply the Annuity Value to an Annuity Option on the Annuity Date, unless you choose to receive the surrender value in a lump sum. Annuity Options include: payments for a certain period and life income with or without payments for a certain period. Annuity Options are available on either a fixed or variable payment basis. (See "ANNUITY PAYMENTS.")

            Is the Contract available for qualified retirement plans?

            You may purchase the Contract for use within certain qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax or financial adviser for information specific to your circumstances to determine whether the use of the Contract within a qualified retirement plan is an appropriate investment for you. (See "DESCRIPTION OF THE CONTRACT, The Contract," and "FEDERAL TAX MATTERS, Qualified Retirement Plans.")

            Protective does not issue Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities).

            Where may I find financial information about the Sub-Accounts?

            You may find financial information about the Sub-Accounts in Appendix D to this prospectus and in the Statement of Additional Information.

            Other contracts

            We offer other types of annuity contracts and insurance policies that also invest in the same Funds in which your Contract invests. These other types of contracts and policies may have different charges that could affect the value of their Sub-Accounts and may offer different benefits than the Contract. To obtain more information about these other contracts and policies, you may contact our Administrative Office in writing or by telephone.

            Federal Tax Status

            Generally all earnings on the investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from a non-Qualified Contract, which includes a surrender or withdrawal or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. (See "FEDERAL TAX MATTERS.")

            THE COMPANY, VARIABLE ACCOUNT AND FUNDS

            Protective Life Insurance Company

            The Contracts are issued by Protective Life. Protective Life is a Tennessee corporation and was founded in 1907. Protective Life provides life insurance, annuities, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2015, Protective Life had total assets of approximately $[__] billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), a U.S. insurance holding company and subsidiary of The Dai-ichi Life Insurance Company, Limited ("Dai-ichi"). Dai-ichi's stock is traded on the Tokyo Stock Exchange. As of December 31, 2015, PLC had total assets of approximately $[__] billion.

            The assets of Protective Life's general account support its insurance and annuity obligations and are subject to its general liabilities from business operations and to claims by its creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits or the SecurePay FXi rider), are paid from Protective Life's general account, any amounts that Protective Life may pay under the Contract in excess of Variable Account value are subject to its financial strength and claims-paying ability. It is important to note that there is no guarantee that Protective Life will always be able to meet its claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider Protective Life's financial strength and claims paying ability to meet its obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

            Protective Variable Annuity Separate Account

            The Protective Variable Annuity Separate Account is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and meets the definition of a separate account under federal securities laws.

            Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts. Your Contract Value in the Sub-Accounts is part of the assets of the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

            If you select the SecurePay FXi rider, your options for allocating Purchase Payments and Contract Value will be restricted. You must allocate your Purchase Payments and Contract Value in accordance with our Allocation Guidelines and Restrictions. In general, the required allocations under these guidelines focus on conservative, high quality bond funds; combine bond funds and growth stock funds; or emphasize growth stock funds while including a significant weighing of bond funds with a goal of seeking to provide income and/or capital appreciation while avoiding excessive risk. (See "Allocation Guidelines and Restrictions.")

            Administration

            Protective Life Insurance Company performs the Contract administration at its Administrative Office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

            The Funds

            The assets of each Sub-Account are invested solely in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: AIM Variable Insurance Funds (Invesco Variable Insurance Funds) managed by Invesco Advisors, Inc.; American Funds Insurance Series managed by Capital Research and Management Company; Fidelity® Variable Insurance Products managed by Fidelity Management and Research Company and subadvised by FMR Co., Inc., Strategic Advisors, Inc. or Fidelity Investments Money Management, Inc; Clayton Street Trust managed by Janus Capital Management LLC; Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International; Oppenheimer Variable Account Funds managed by OppenheimerFunds, Inc.; Legg Mason Partners Variable Equity Trust advised by Legg Mason Partners Fund Advisor, LLC, and sub-advised by ClearBridge Advisors, LLC; PIMCO Variable Insurance Trust advised by Pacific Investment Management Company, LLC, and sub-advised by Research Affiliates, LLC; Royce Capital Fund advised by Royce & Associates, LLC; Lord Abbett Series Fund, Inc., managed by Lord, Abbett & Co., LLC; Franklin Templeton Variable Insurance Products Trust, for which Franklin Advisers, Inc. is the investment adviser for the Franklin Flex Cap Growth VIP Fund, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin U.S. Government Securities VIP Fund and the Templeton Global Bond VIP Fund, Franklin Advisory Services, LLC is the investment adviser for Franklin Rising Dividends VIP Fund and the Franklin Small Cap Value VIP Fund, Franklin Mutual Advisers, LLC is the investment adviser for Mutual Shares VIP Fund, Templeton Investment Counsel, LLC is investment adviser for Templeton Foreign VIP Fund, Templeton Global Advisors Limited is investment adviser for Templeton Growth VIP Fund, and Templeton Asset Management Ltd. is the investment adviser for the Templeton Developing Markets VIP Fund. Shares of these Funds are offered only to:

              the Variable Account;
              other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;
              separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and
              certain qualified retirement plans.

            Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

            There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information. You may obtain a prospectus for any of the Funds by contacting Protective Life or by asking your investment adviser. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

            AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

            Invesco V.I. American Value Fund, Series II shares

            This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

            Invesco V.I. Comstock Fund, Series II shares

            This Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

            Invesco V.I. Equity and Income Fund, Series II shares

            This Fund's investment objectives are both capital appreciation and current income.

            Invesco V.I. Growth and Income Fund, Series II shares

            This Fund's investment objective is to seek long-term growth of capital and income.

            Invesco V.I. Mid Cap Growth Fund, Series II shares

            This Fund's investment objective is to seek capital growth.

            Invesco V.I. Government Securities Fund, Series II shares

            The Fund's investment objective is total return, comprised of current income and capital appreciation.

            Invesco V.I. Global Real Estate Fund, Series II shares

            This Fund's investment objective is total return through growth of capital and current income.

            Invesco V.I. International Growth Fund, Series II shares

            This Fund's investment objective is long-term growth of capital.

            Invesco V.I. Small Cap Equity Fund, Series II shares

            The Fund's investment objective is long-term growth of capital.

            American Funds Insurance Series

            Asset Allocation Fund℠, Class 2

            The Fund's investment objective is to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term.

            Blue Chip Income and Growth Fund℠, Class 2

            The Fund's investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

            Global Growth Fund℠, Class 2

            The Fund's investment objective is to provide you with long-term growth of capital.

            Global Small Capitalization Fund℠, Class 2

            The Fund's investment objective is to provide you with long-term growth of capital.

            Growth Fund℠, Class 2

            The Fund's investment objective is to provide you with growth of capital.

            International Fund℠, Class 2

            The Fund's investment objective is to provide you with long-term growth of capital.

            New World Fund℠, Class 2

            The Fund's investment objective is long-term capital appreciation.

            Clayton Street Trust

            Protective Life Dynamic Allocation Series- Conservative Portfolio

            This Fund seeks total return through income and growth of capital, balanced by capital preservation.

            Protective LIfe Dynamic Allocation Series- Growth Portfolio

            This Fund seeks total return through growth of capital, balanced by capital preservation.

            Protective Life Dynamic Allocation Series- Moderate Portfolio

            This Fund seeks total return through growth of capital and income, balanced by capital preservation.

            Fidelity® Variable Insurance Products

            VIP Contrafund® Portfolio, Service Class 2

            This Fund seeks long-term capital appreciation.

            VIP Index 500 Portfolio, Service Class 2

            This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

            VIP Investment Grade Bond Portfolio, Service Class 2

            This Fund seeks as high a level of current income as is consistent with the preservation of capital.

            VIP Mid Cap Portfolio, Service Class 2

            This Fund seeks long-term growth of capital.

            Franklin Templeton Variable Insurance Products Trust

            Franklin Flex Cap Growth VIP Fund, Class 2

            This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

            Franklin Income VIP Fund, Class 2

            This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

            Franklin Mutual Shares VIP Fund, Class 2

            This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

            Franklin Rising Dividends VIP Fund, Class 2

            This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that have paid rising dividends.

            Franklin Small Cap Value VIP Fund, Class 2

            This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

            Franklin Small-Mid Cap Growth VIP Fund, Class 2

            This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.

            Franklin U.S. Government Securities VIP Fund, Class 2

            This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

            Templeton Developing Markets VIP Fund, Class 2

            This Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.

            Templeton Foreign VIP Fund, Class 2

            This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

            Templeton Global Bond VIP Fund, Class 2

            This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

            Templeton Growth VIP Fund, Class 2

            This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including emerging markets.

            Goldman Sachs Variable Insurance Trust

            Core Fixed Income Fund, Service Class

            This Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

            Growth Opportunities Fund, Service Class

            This Fund seeks long-term growth of capital.

            Mid Cap Value Fund, Service Class

            This Fund seeks long-term capital appreciation.

            Strategic Growth Fund, Service Class

            This Fund seeks long-term growth of capital.

            Strategic International Equity Fund, Service Class

            This Fund seeks long-term growth of capital.

            Legg Mason Partners Variable Equity Trust

            ClearBridge Variable Mid Cap Core Portfolio, Class II

            This Fund seeks long-term growth of capital.

            ClearBridge Variable Small Cap Growth Portfolio, Class II

            This Fund seeks long-term growth of capital.

            Lord Abbett Series Fund, Inc.

            Bond-Debenture Portfolio, Value Class

            The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

            Calibrated Dividend Growth Portfolio, Value Class

            The Fund's investment objective is to seek current income and capital appreciation.

            Fundamental Equity Portfolio, Value Class

            The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

            Growth Opportunities Portfolio, Value Class

            The Fund's investment objective is capital appreciation.

            Mid-Cap Stock Portfolio, Value Class

            The Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

            Oppenheimer Variable Account Funds

            Capital Appreciation Fund/VA, Service Shares

            This Fund seeks capital appreciation.

            Global Fund/VA, Service Shares

            This Fund seeks capital appreciation.

            Main Street Fund/VA, Service Shares

            This Fund seeks capital appreciation.

            Government Money Fund/VA (formerly Money Fund/VA)

            This Fund seeks income consistent with stability of principal. An investment in the Money Fund/VA is not a deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield in the Sub-Account that invests in this Fund could be negative.

            Global Strategic Income Fund/VA, Service Shares

            This Fund seeks total return.

            PIMCO Variable Insurance Trust

            All Asset Portfolio, Advisor Class

            This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

            Long-Term US Government Portfolio, Advisor Class

            This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"), which may be represented by forwards or derivatives such as options, future contracts, or swap agreements.

            Low Duration Portfolio, Advisor Class

            This Fund seeks maximum total return consistent with preservation of capital and prudent investment management. The average portfolio duration of this Portfolio normally varies from one to three years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.

            Real Return Portfolio, Advisor Class

            This Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, future contracts or swap agreements.

            Short-Term Portfolio, Advisor Class

            This Fund seeks maximum current income, consistent with preservation of capital and daily liquidity. The average portfolio duration of this Portfolio will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

            Total Return Portfolio, Advisor Class

            This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

            Royce Capital Fund

            Small-Cap Fund, Service Class

            This Fund seeks long-term growth of capital. Invests primarily in equity securities of small-cap companies, those with market capitalizations of up to $2.5 billion.

            There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment adviser. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

            Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

            Selection of Funds

            We select the Funds offered through the Contracts based on several criteria, including the following:

              asset class coverage,
              the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition,
              performance,
              the capability and qualification of each investment firm, and whether our distributors are likely to recommend the Funds to Contract Owners.

            Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive with Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

            Asset Allocation Model Portfolios

            Four asset allocation models ("Model Portfolios") are available at no additional charge as Investment Options under your Contract.

            Each Model Portfolio invests different percentages of Contract Value in some or all of the Sub-Accounts under your Contract, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objectives.

            Pursuant to an agreement with Protective Life, Milliman Financial Risk Management LLC ("Milliman"), a diversified financial services firm and registered investment adviser under the Investment Advisers Act of 1940, as amended, provides consulting services to Protective Life regarding the composition and review of the Model Portfolios and is compensated by Protective for doing so. There is no investment advisory relationship between Milliman and Owners with respect to the Model Portfolios. In the future, Protective may modify or discontinue its arrangement with Milliman, in which case Protective may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models.

            The selection of Investment Options in the Model Portfolios involves balancing a number of factors including, but not limited to, the investment objectives, policies and expenses of the Funds in each Model Portfolio, the overall historical performance and volatility of the Funds. In addition, Protective Life considers the marketability of individual Funds and Fund families, as well as marketing support provided to Protective Life and the broker-dealers who sell the Contracts and administrative services and marketing support payments made by the Fund or its manager to Protective Life or Investment Distributors, Inc. ("IDI"). The receipt of greater administrative services or marketing support payments from certain Funds may present a conflict of interest for Protective Life.

            The available Model Portfolios may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will provide written notice if the composition of a model portfolio changes, if there is a material change in our arrangement with Milliman, or if we cease offering asset allocation models altogether. We will not reallocate your Contract Value or change the allocations of your future Purchase Payments in response to these changes, however. Purchase Payment allocation or percentages in response to these changes, however. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to us in writing. If you have elected the SecurePay FXi living benefit, your new allocation instructions must meet the current Allocation Guidelines and Restrictions for the living benefit, and we will rebalance your Contract Value at the time we receive your new allocation instructions.

            The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

              Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 40% in equity and 60% in fixed income investments. The largest of the asset class target allocations are in fixed income and large-cap blend.
              Balanced Growth & Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 50% in equity and 50% in fixed income investments. The largest asset class target allocations are in fixed income, large-cap blend, large-cap value, international equity and large-cap growth.
              Balanced Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 60% in equity and 40% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large-cap blend, large-cap value, and large-cap growth.
              Growth Focus portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 75% in equity and 25% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large-cap blend, large-cap value, large-cap growth and mid-cap stocks.

            Other Information about the Funds

            Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Fund terminate, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Contract Value to the Sub-Account investing in shares of that Fund.

            Certain Payments We Receive with Regard to the Funds

            We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. These payments are made for various purposes, including payment for the services provided and expenses incurred by us (and our affiliates) in promoting, marketing and administering the Contracts, and in our role as intermediary to, the Funds. We (and our affiliates) may profit from these payments.

            12b-1 Fees.  We and our affiliate, IDI, the principal underwriter for the Contracts, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

            Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products	0.25%
Paid to us:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%
American Funds Insurance Series	0.25%
Clayton Street Trust	0.25%
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
PIMCO Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%

            Payments From Advisers and/or Distributors.  As of the date of this prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds other than 12b-1 fees. These payments are not paid out of Fund assets. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance contracts.

            Other Payments.  A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

            For details about the compensation payments we make in connection with the sale of the Contracts, see "DISTRIBUTION OF THE CONTRACTS."

            Other Investors in the Funds

            Shares of American Funds Insurance Series, Clayton Street Trust, Fidelity® Variable Insurance Products, Goldman Sachs Variable Insurance Trust, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Royce Capital Fund, Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, and AIM Variable Insurance Funds (Invesco Variable Insurance Funds), are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life's Contracts, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners generally or certain classes of Contract Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. The boards of directors (or trustees) of American Funds Insurance Series, Clayton Street Trust, Fidelity® Variable Insurance Products, Goldman Sachs Variable Insurance Trust, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Royce Capital Fund, Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, and AIM Variable Insurance Funds (Invesco Variable Insurance Funds), monitor events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

            Addition, Deletion or Substitution of Investments

            Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new Funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities. Because the plan fiduciary retains the right to select the investments in an employee benefit plan, when the fiduciary receives notice of an addition, deletion, or substitution of an investment (for example, either through this prospectus or a supplement to the prospectus), a plan fiduciary should consider whether the Contract will remain a prudent investment for the plan. If a plan fiduciary wishes to reject the change after receiving notice, it can do so by surrendering the Contract.

            Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.

            If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owners and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires.

            DESCRIPTION OF THE CONTRACT

            The Contract

            The following sections describe the Contracts currently being offered.

            The Protective Dimensions II Variable Annuity Contract is a flexible premium deferred variable and fixed annuity contract issued by Protective Life.

            Use of the Contract in Qualified Plans

            You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Protective does not issue Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs (e.g., surrender charges) as they apply to your particular situation.

            Parties to the Contract

            Owner

            The Owner is the person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract. Two persons may own the Contract together. If there are two Owners of the Contract, provisions in the Contract or references in this prospectus to action by the "Owner" refer to action by both Owners. Protective Life may accept instructions from one Owner on behalf of all Owners via the internet and only to transfer Contract Value among and/or between Sub-Accounts. Protective Life will only issue a Contract prior to each Owner's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit was selected). Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owners who may be nonnatural persons, age restrictions apply to the Annuitant.

            The Owner of this Contract may be changed by Written Notice provided:

              each new Owner's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit was selected) is after the Issue Date; and
              each new Owner's 95th birthday is on or after the Annuity Date.

            For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "TAXATION OF ANNUITIES IN GENERAL.") If you have selected the SecurePay FXi rider, changing and/or adding Owners may result in termination of the rider. (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi").")

            Beneficiary

            The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of any Owner.

            Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

            Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

            If no Beneficiary designation is in effect or if no Beneficiary is living at the time of an Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Date, the Beneficiary will become the new Owner.

            Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. If you have selected the SecurePay FXi rider, changing and/or adding Beneficiaries may result in termination of the rider. (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi").")

            Annuitant

            The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit is selected). If the Annuitant is not an Owner and dies prior to the Annuity Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

            The Owner may change the Annuitant by Written Notice prior to the Annuity Date. However, if any Owner is not a natural person, then the Annuitant may not be changed. The new Annuitant's 95th birthday must be on or after the Annuity Date in effect when the change of Annuitant is requested. If you have selected the SecurePay FXi rider, changing the adding Annuitant will result in termination of the rider. (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi").")

            Payee

            The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

            Issuance of a Contract

            To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker/dealer having a distribution agreement with Investment Distributors, Inc. Protective Life reserves the right to accept or decline a request to issue a Contract for any reason permitted or required by law. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.

            If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment (less any applicable premium tax) to the Investment Options as you direct on the appropriate form within two business days of receiving such Purchase Payment at the Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five business days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the initial Purchase Payment to the appropriate Investment Options within two business days. You may transmit information necessary to complete an application to Protective Life by telephone, facsimile, or electronic media.

            Purchase Payments

            We will only accept Purchase Payments before the earlier of the oldest Owner's and Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. The minimum initial Purchase Payment is $10,000. The minimum subsequent Purchase Payment is $100 or $50 if made by electronic funds transfer. We reserve the right not to accept any Purchase Payment in our sole discretion. Under certain circumstances, we may be required by law to reject a Purchase Payment.

            If you have selected the SecurePay FXi rider, you cannot make any Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date. (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi").")

            Purchase Payments are payable at our Administrative Office. You may make them by check payable to Protective Life Insurance Company or by any other method we deem acceptable. We will process Purchase Payments as of the end of the Valuation Period during which we receive your payment and a completed transaction service form at our Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. Valuation Periods end at the close of regular trading on the New York Stock Exchange. We will process any Purchase Payment received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.

            The maximum aggregate Purchase Payment(s) that we will accept under the Contract without prior Administrative Office approval is $1,000,000.

            We reserve the right to change the maximum aggregate Purchase Payment(s) that we will accept at any time, and to condition acceptance of Purchase Payments over any established maximum amount upon prior approval by our Administrative Office and to impose conditions upon the acceptance of aggregate Purchase Payments greater than the established maximum, such as limiting the death benefit options that are available under your Contract. We also reserve the right to limit, suspend, or reject any and all Purchase Payments at any time. We would suspend, reject, and/or place limitations on the acceptance of initial and/or subsequent Purchase Payments in order to limit our exposure to the risks associated with offering the Contract or the riders under the Contract. We also reserve the right to limit the Investment Options to which you may direct Purchase Payments for the same reasons, because changes in our arrangements with a Fund, or the investment manager or distributor of a Fund, or because a Fund has or will become unavailable for purchase under the Contract. We will give written notice at least five (5) days before any changes regarding Purchase Payment limitations, or the allocation of Purchase Payments go into effect.

            If we exercise our right to suspend, reject, and/or place limitations on the acceptance and/or allocation of subsequent Purchase Payments, you may be unable to, or limited in your ability to, increase your Contract Value through subsequent Purchase Payments. This could also prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer-sponsored retirement plan. (See "QUALIFIED RETIREMENT PLANS.") Before you purchase this Contract and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject, or limit subsequent Purchase Payments at some point in the future. You should consult with your sales representative prior to purchase.

            Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the automatic purchase payment plan to any DCA Account. You may not elect the automatic purchase payment plan and the automatic withdrawal plan simultaneously. (See "Surrenders and Withdrawals.") If you purchase the SecurePay FXi rider, the automatic purchase payment plan will terminate two years after the Rider Issue Date. Upon notification of the death of any Owner the Company will terminate deductions under the automatic purchase payment plan.

            We do not always receive your Purchase Payment or your application on the day you send them or give them to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.

            For each Purchase Payment you make, we deduct a quarterly Premium Based Charge from your Contract Value during the first seven years after each Purchase Payment is made. (See "CHARGES AND DEDUCTIONS.")

            Right to Cancel

            You have the right to return the Contract within a certain number of days after you receive it by returning it, along with a written cancellation request, to our Administrative Office or the sales representative who sold it. In the state of Connecticut, non-written requests are also accepted. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Where permitted, Protective Life will refund the Contract Value plus any fees deducted from either Purchase Payments or Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payment.

            For individual retirement annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate all or a portion of your initial Purchase Payment (and any subsequent Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Oppenheimer Government Money Fund/VA Sub-Account until the expiration of the right-to-cancel period. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.

            Allocation of Purchase Payments

            Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Investment Options. If your allocation instructions are indicated by percentages, whole percentages must be used.

            Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

            If you have selected the SecurePay FXi rider, your options for allocating Purchase Payments will be restricted. You must allocate your Purchase Payments (and Contract Value) in accordance with the rider's Allocation Guidelines and Restrictions. (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi").")

            Variable Account Value

            Sub-Account Value

            A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Issue Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Dates prior to the Annuity Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account, any Contract Value transferred to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by withdrawals (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

            The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the Accumulation Units in that Sub-Account on that day.

            Determination of Accumulation Units

            Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Date as of which the allocation or transfer occurs. Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

            Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

              surrenders and applicable surrender charges;
              withdrawals and applicable surrender charges;
              automatic withdrawals and applicable surrender charges;
              transfer from a Sub-Account and any applicable transfer fee;
              payment of a death benefit claim;
              application of the Contract Value to an Annuity Option; and
              deduction of the monthly death benefit fee, the quarterly Premium Based Charge, the monthly SecurePay Fee, and the annual contract maintenance fee.

            Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event. The deduction of the monthly death benefit fee, the monthly SecurePay Fee, the quarterly Premium Based Charge, and the annual contract maintenance fee results in the cancellation of Accumulation Units without notice or instruction. The monthly fee is deducted from a Sub-Account in the same proportion that the Sub-Account value bears to the total Contract Value in the Variable Account on that date.

            Determination of Accumulation Unit Value

            The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor.

            Net Investment Factor

            The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

              is the result of:
                the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period.
              is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.
              is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

            Transfers

            Before the Annuity Date, you may instruct us to transfer Contract Value between and among the Investment Options (subject to the limitations discussed below). When we receive your transfer instructions on a completed transaction service form at our Administrative Office, we will allocate the Contract Value you transfer at the next price determined for the Investment Options you indicate. Prices for the Investment Options are determined as of the end of each Valuation Period. Accordingly, transfer requests received in "good order" at our Administrative Office before the end of a Valuation Period are processed at the price determined as of the end of the Valuation Period on the day the requests are received; transfer requests received at our Administrative Office after the end of a Valuation Period are processed at the price determined as of the end of the next Valuation Period. A transfer request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See "SUSPENSION OR DELAY IN PAYMENTS.") There are limitations on transfers, which are described below.

            After the Annuity Date, when Variable Income Payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or between the Guaranteed Account and any Sub-Account.

            If you have selected the SecurePay FXi rider, your options for transferring Contract Value will be restricted. You must transfer Contract Value in accordance with the rider's Allocation Guidelines and Restrictions. (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi").")

            How to Request Transfers

            Before or after the Annuity Date, Owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

            Reliability of Communications Systems

            The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers', your registered representative's, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can make your transaction by writing to us.

            Limitations on Transfers

            We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted by telephone, automated telephone system, the Internet or facsimile) without prior notice for any Contract or class of Contracts at any time for any reason.

            Minimum amounts.  You must transfer at least $100 each time you make a transfer. If the entire amount in the Investment Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Investment Option after a transfer, then we may transfer the entire amount out of that Investment Option instead of the requested amount.

            Number of transfers.  Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 per Contract Year and we also reserve the right to charge a transfer fee for each additional transfer over 12 during any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. The transfer fee will not exceed $25 per transfer. We will deduct any transfer fee from the amount being transferred. (See "CHARGES AND DEDUCTIONS, Transfer Fee.")

            Limitations on transfers involving the Guaranteed Account.  No amounts may be transferred into a DCA Account. No amounts may be transferred to the Fixed Account within six months after any transfer from a Guaranteed Account to the Variable Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Guaranteed Account to the Variable Account, it may take several years to do so. The limitation on transfers from the Fixed Account does not apply, however, to dollar cost averaging transfers from the Fixed Account.

            Limitations on frequent transfers, including "market timing" transfers.  Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Date or thereafter.

            When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

              Increased brokerage, trading and transaction costs;
              Disruption of planned investment strategies;
              Forced and unplanned liquidation and portfolio turnover;
              Lost opportunity costs; and
              Large asset swings that decrease the Fund's ability to provide maximum investment return to all Contract Owners.

            In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account.

            We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

            When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.

            In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

            Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We also reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

            We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

            Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

            Dollar Cost Averaging

            Before the Annuity Date, you may instruct us by Written Notice to transfer automatically on a monthly basis, amounts from a DCA Account or the Fixed Account to any Sub-Account of the Variable Account. This is known as the "dollar-cost averaging" ("DCA") method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

            Dollar cost averaging transfers are made monthly; you may choose to make the transfers on the 1st through the 28th day of each month. Upon the death of any Owner, dollar cost averaging transfers will continue until canceled by the Beneficiary(s).

            There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to restrict the Subaccounts into which you may make DCA transfers or discontinue dollar cost averaging upon written notice to the Owner at any time for any reason.

            In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

            If you have selected the SecurePay FXi rider, you may allocate your Purchase Payments to a DCA Account. Your dollar-cost averaging transfers from the DCA Account must be allocated, however, in accordance with our Allocation Guidelines and Restrictions. You may not allocate Purchase Payments to the Fixed Account if you have selected the SecurePay FXi rider (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

            Transfers from the DCA Accounts.  If you allocate a Purchase Payment to one of the DCA Accounts, you must include instructions regarding the day of the month on which the transfers should be made, the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated. Currently, you may establish monthly transfers of equal amounts of Contract Value from DCA Account 1 monthly for a minimum of three to a maximum of six months and from the DCA Account 2 for a minimum of seven to a maximum of twelve months.

            At times, the Company may credit a higher annual rate of interest to the balance held in DCA Account 2 than the balance held in DCA Account 1. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Account. The periodic amount transferred from a DCA Account will be equal to the Purchase Payment allocated to the DCA Account divided by the number of dollar cost averaging transfers to be made.

            The interest rates on the DCA Accounts apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Purchase Payment allocated to the DCA Account will be substantially less than the amount that would have been paid if the full Purchase Payment remained in the DCA Account for the full period. Interest credited will be transferred from the DCA Account after the last dollar cost averaging transfer.

            We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Account Value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Sub-Accounts according to your dollar cost averaging allocation instruction in effect at that time.

            Transfers from the Fixed Account.  You may also establish dollar-cost averaging transfers from the Fixed Account. The minimum period for dollar cost averaging transfers from the Fixed Account is twelve months; there is no maximum transfer period. If you wish to establish dollar-cost averaging transfers from the Fixed Account you must include instructions regarding the day of the month on which the transfers should be made, the amount of the transfers (you must transfer the same amount each time), the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated.

            Portfolio Rebalancing

            Prior to the Annuity Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

            You may elect portfolio rebalancing to occur on the 1st through 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Upon the death of any Owner portfolio rebalancing will continue until canceled by the Beneficiary(s).

            There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner at any time for any reason.

            Surrenders and Withdrawals

            Any time before the Annuity Date, you may request a surrender of or withdrawal from your Contract. Federal and state income taxes may apply to surrenders and withdrawals (including withdrawals made under the SecurePay FXi rider), and a 10% federal penalty tax may apply if the surrender or withdrawal occurs before the Owner reaches age 59-1/2. (See "TAXATION OF ANNUITIES IN GENERAL — Taxation of Withdrawals and Surrenders.") A surrender charge may also apply to surrenders and withdrawals under the Contract. (See "CHARGES AND DEDUCTIONS".) A surrender value may be available under certain Annuity Options. (See "ANNUITY PAYMENTS — Annuity Options.") In accordance with SEC regulations, surrenders and withdrawals are payable within 7 calendar days of our receiving your request in "good order". (See "SUSPENSION OR DELAY IN PAYMENTS.") A surrender or withdrawal request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.

            Surrenders

            At any time before the Annuity Date, you may request a surrender of your Contract for its surrender value either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept facsimile requests for surrenders of Contracts that have a Contract Value of $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a surrender by facsimile or change the requirements for your ability to request a surrender by facsimile for any Contract or class of Contracts at any time without prior notice. We will pay you the surrender value in a lump sum.

            Withdrawals

            Any time before the Annuity Date, you may request a withdrawal of your Contract Value provided the Contract Value remaining after the withdrawal is at least $5,000. If you request a withdrawal that would reduce your Contract Value below $5,000, then we will consider your request to be not in "good order" and will notify you that we will not process your request. Please note that if you have selected the SecurePay FXi rider special withdrawal rules apply. (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi").")

            You may request a withdrawal by Written Notice or by facsimile. If we have received your completed telephone withdrawal authorization form, you may also request a withdrawal by telephone. Withdrawals requested by telephone or facsimile are subject to limitations. Currently, we accept requests for withdrawals by telephone or facsimile for amounts not exceeding 25% of the Contract Value, up to a maximum of $50,000. For withdrawals in excess of 25% of the Contract Value and/or $50,000, we will only accept withdrawal requests by Written Notice. We may eliminate your ability to make withdrawals by telephone or facsimile or change the requirements for your ability to make withdrawals by telephone or facsimile for any Contract or class of Contracts at any time without prior notice.

            You may specify the amount of the withdrawal to be made from any Investment Option. If you do not so specify, or if the amount in the designated Investment Option(s) is inadequate to comply with the request, we will withdraw the amount from each Investment Option based on the proportion that the value of each bears to the total Contract Value.

            Signature Guarantees

            Signature guarantees are required for withdrawals or surrenders of $50,000 or more.

            Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

            An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

            A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

            Surrender Value

            The surrender value of any surrender or withdrawal request is equal to the Contract Value surrendered or withdrawn minus any applicable surrender charge, contract maintenance fee and premium tax. The amount we will pay you if you request a withdrawal depends on whether you request a "gross" withdrawal or a "net" withdrawal. For a "gross" withdrawal, this amount is equal to the Contract Value withdrawn minus any applicable surrender charge and premium tax. For a "net" withdrawal, this amount is equal to the Contract Value withdrawn less any premium tax (we will deduct the surrender charge from your remaining Contract Value after we process the withdrawal). (See "CHARGES AND DEDUCTIONS — Surrender Charge (Contingent Deferred Sales Charge).") We will determine the surrender value as of the end of the Valuation Period during which we receive your request in "good order" at our Administrative Office. A surrender or withdrawal request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange. We will process any request received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.

            Cancellation of Accumulation Units

            Surrenders and withdrawals, including any surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

            Surrender and Withdrawal Restrictions

            The Owner's right to make surrenders and withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.

            In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

            Automatic Withdrawals

            Currently, we offer an automatic withdrawal plan. This plan allows you to pre-authorize periodic withdrawals prior to the Annuity Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. Payments to you under this plan will only be made by electronic fund transfer. In order to participate in the plan you must have a Contract Value as of the previous Contract Anniversary of at least $5,000.

            The automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See "Purchase Payments.") There may be federal and state income tax consequences to automatic withdrawals from the Contract, including the possible imposition of a 10% federal penalty tax if the withdrawal occurs before the Owner reaches age 59-1/2. You should consult your tax advisor before participating in any withdrawal program. (See "Taxation of Withdrawals and Surrenders.")

            When you elect the automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. If, during any Contract Year, the amount of the withdrawals exceeds the "free withdrawal amount" described in the "Surrender Charge" section of this prospectus, we will deduct a surrender charge where applicable. (See "Surrender Charge.") Automatic withdrawals will be taken pro-rata from the Investment Option in proportion to the value each Investment Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

            If any automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the automatic withdrawal plan will terminate. Once automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. Upon notification of the death of any Owner, we will terminate the automatic withdrawal plan. The automatic withdrawal plan may be discontinued by the Owner by Written Notice at any time for any reason.

            There is no charge for the automatic withdrawal plan. If you purchase the SecurePay FXi rider, however, you should consider whether to elect an automatic withdrawal plan, keeping in mind that any withdrawals taken before the Benefit Election Date will proportionately reduce the rider's Benefit Base, which is used to determine the amount of the SecurePay withdrawals available to you, in the same proportion that each withdrawal reduces the Contract Value on the date of the withdrawal. Automatic withdrawals will ultimately reduce the value of the SecurePay withdrawals available to you. (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi").") If you have selected the SecurePay FXi rider under your Contract, any automatic withdrawal plan in effect will terminate on the Benefit Election Date. (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi").") We reserve the right to discontinue the automatic withdrawal plan upon written notice to you.

            THE GUARANTEED ACCOUNT

            The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, as amended (the "1933 Act"), and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner's information. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

            The Guaranteed Account consists of the Fixed Account and the DCA Accounts. The Fixed Account and certain DCA Accounts may not be available in all states. Further, we may not always offer the Fixed Account or the DCA Accounts in new Contracts. If we are offering the Fixed Account or any of the DCA Accounts in your state at the time you purchase your Contract, however, those accounts will always be available in your Contract. Please ask your sales representative whether the Fixed Account and any DCA Accounts are available in your Contract.

            From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that yields values less than those required by the state in which the Contract is delivered. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates. Current interest rate for each account in the Guaranteed Account is available on our website (www.protective.com) or by calling toll-free 1-800-456-6330.

            Our General Account

            The Guaranteed Account is part of our general account. Unlike Purchase Payments and Contract Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account and the DCA Accounts.

            The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits or the SecurePay FXi rider), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

            We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP).

            Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

            You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

            The Fixed Account

            You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. (See "Transfers.")

            The interest rates we apply to amounts allocated to the Fixed Account are guaranteed for one year from the date the amount is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for amounts allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

            If you have elected the SecurePay FXi rider, you may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account. (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi").")

            The DCA Accounts

            DCA Accounts are designed to systematically transfer amounts to the Sub-Accounts of the Variable Account over a designated period. (See "Transfers, Dollar Cost Averaging.") We currently offer two DCA Accounts. The maximum period for dollar cost averaging transfers from DCA Account 1 is six months and from DCA Account 2 is twelve months.

            The DCA Accounts are available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into any DCA Account when that DCA Account value is greater than $0, and all funds must be transferred from a DCA Account before allocating a Purchase Payment to that DCA Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive. The interest rate we apply to Purchase Payments allocated to a DCA Account is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Account.

            Guaranteed Account Value

            Any time prior to the Annuity Date, the Guaranteed Account value is equal to the sum of:

              Purchase Payments allocated to the Guaranteed Account; plus amounts transferred into the Guaranteed Account; plus
              interest credited to the Guaranteed Account; minus
              amounts transferred out of the Guaranteed Account, including any transfer fee; minus the amount of any surrenders removed from the Guaranteed Account, including any premium tax and surrender charges; minus fees deducted from the Guaranteed Account, including the monthly death benefit fee, the quarterly Premium Based Charge, and the annual contract maintenance fee.

            For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

            DEATH BENEFIT

            If any Owner dies before the Annuity Date and while this Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Date.

            We will determine the death benefit as of the end of the Valuation Period during which we receive at our Administrative Office due proof of death, either by certified death certificate or by judicial order from a court of competent jurisdiction or similar tribunal. If we receive due proof of death after the end of the Valuation Period, we will determine the death benefit on the next Valuation Date. Only one death benefit is payable under this Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and non-Qualified Contracts, but there are some differences in the rules that apply to each.

            The death benefit provisions of this Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

            Please note that any death benefit payment we make in excess of the Variable Account value is subject to our financial strength and claims-paying ability.

            Payment of the Death Benefit

            The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate.

            If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death, and the entire Contract Value must be distributed under one of the following options:

              the entire Contract Value must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death; or, the entire Contract Value must be distributed within 5 years of the Owner's death.

            If no option is elected, we will distribute the entire Contract Value within 5 years of the Owner's death.

            If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which the Beneficiary wishes to receive his or her portion of the death benefit, and the value of each Beneficiary's portion of the claim is established as of date we receive that Beneficiary's claim. Until the death benefit is fully distributed, however, the undistributed portion of the death benefit will remain invested in accordance with the Owner's allocation instructions. Accordingly, if we do not receive instructions in Good Order from the Beneficiary (or Beneficiaries) to make an immediate distribution or transfer all or part of the Beneficiary's portion of the death benefit to the Fixed Account, the value of the portion of the death benefit that remains invested in the Sub-Accounts will be subject the investment performance of the underlying Funds, and may increase or decrease in value.

            Continuation of the Contract by a Surviving Spouse

            In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the Beneficiary is the deceased Owner's spouse, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner. This election is only available, however, if:

              the surviving spouse's age on the Contract Issue Date would not have prevented her or his purchase of the Contract on that date;
              the surviving spouse's age on either the Contract Issue Date or any date prior to the date on which we accept the request for continuation, would not have prevented the purchase of any optional benefit associated with the Contract on the requested continuation date; and
              the Maximum Annuity Date on the requested continuation date is on or after the Annuity Date in effect on the deceased spouse's date of death, unless we agree otherwise.

            The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received due proof of death. The death benefit is not terminated by a surviving spouse's continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to option (1) or (2), described above under "Payment of the Death Benefit."

            A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

            The Beneficiary of an annuity contract who is recognized as a spouse of a deceased Owner for federal tax purposes is treated more favorably than a Beneficiary who is not recognized as a spouse for federal tax purposes. Specifically, a Beneficiary who is recognized as a spouse of the deceased Owner for federal tax purposes may continue the Contract and become the new Owner as described above. In contrast, a Beneficiary who is not recognized as a spouse of the deceased Owner for federal tax purposes must surrender the Contract within 5 years of the Owner's death or take distributions from the Contract over the Beneficiary's life or life expectancy beginning within one year of the Owner's death.

            The Internal Revenue Service has ruled that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under the laws of that state. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.

            If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the Contract, you should consult your legal adviser.

            Whether a beneficiary continues the Contract as a spouse could also affect the rights and benefits under the SecurePay FXi rider. (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi").") If state law affords legal recognition to domestic partnerships or civil unions, the rider will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the rider. However, as described above, for federal tax law purposes such individuals are not treated as "spouses." As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the value of the rider's benefit.

            In addition, the rider allows the surviving spouse of a deceased Owner who continues the Contract and becomes the new Owner to either continue the rider or purchase a new rider (depending on the date of death and whether the rider provides single or joint life coverage). This right is only available to an individual who was the spouse of the deceased Owner within the meaning of federal tax law.

            An individual who is a party to a civil union or a domestic partnership should not purchase the SecurePay FXi rider before consulting legal and financial advisors and carefully evaluating whether the SecurePay FXi rider is suitable for his or her needs.

            Selecting a Death Benefit

            At the time you apply for your Contract, you must determine the type of death benefit you want. You may not change your selection after your Contract is issued. We offer three different death benefits: (1) the Return of Purchase Payments Death Benefit, (2) the Maximum Anniversary Value Death Benefit and (3) the Maximum Quarterly Value Death Benefit. The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Issue Date of the Contract.

            You should carefully consider each of these death benefits and consult a qualified financial adviser to help you carefully consider the three death benefits offered with the Contract, and if you select the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit, the relative costs, benefits and risks of the fee options in your particular situation.

            Return of Purchase Payments Death Benefit

            The Return of Purchase Payments Death Benefit will equal the greater of (1) the Contract Value, or (2) the aggregate Purchase Payments less an adjustment for each withdrawal (including a withdrawal made under the SecurePay FXi rider); provided however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is described below under "Adjustment of the Death Benefit Amount for Withdrawals." See Appendix A for an example of the calculation of the Return of Purchase Payments Death Benefit.

            Suspension of Return of Purchase Payments Death Benefit.  For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. During the one-year suspension period, we will continue to calculate the Return of Purchase Payments Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive due proof of death at our Administrative Office. If death occurs after the one-year period has ended, we will include Purchase Payments received and withdrawals made during the one-year suspension when calculating the Return of Purchase Payments Death Benefit.

            Optional Maximum Anniversary Value Death Benefit

            At the time of application, you may select the Maximum Anniversary Value Death Benefit if the Issue Date of the Contract is before the oldest Owner's 76th birthday.

            We will determine an anniversary value for each Contract Anniversary occurring before the earlier of the older Owner's 80th birthday or the deceased Owner's date of death. Each anniversary value is equal to the sum of:

              the Contract Value on that Contract Anniversary; plus
              all Purchase Payments since that Contract Anniversary; minus an adjustment for each withdrawal (including a withdrawal under the SecurePay FXi rider) since that Contract Anniversary.

            The Maximum Anniversary Value Death Benefit will equal the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal; or (3) the greatest anniversary value attained prior to the older Owner's 80th birthday; provided however, that the Maximum Anniversary Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) and in determining any anniversary value on a Contract Anniversary is described below under "Adjustment of the Death Benefit Amount for Withdrawals." See Appendix A for an example of the calculation of the Maximum Anniversary Value Death Benefit.

            It is possible that, at the time of an Owner's death, the Maximum Anniversary Value Death Benefit will be no greater than the Return of Purchase Payments Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Anniversary Value Death Benefit before you decide whether the Maximum Anniversary Value Death Benefit is right for you.

            Suspension of Maximum Anniversary Value Death Benefit. For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Maximum Anniversary Value Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive due proof of death at our Administrative Office. If death occurs after the one-year period has ended, we will include the Contract Value on the Contract Anniversary occurring during the one-year suspension as well as Purchase Payments received and withdrawals made during the one-year suspension when calculating the Maximum Anniversary Value Death Benefit.

            Maximum Anniversary Value Death Benefit Fee.

            We assess a fee for the Maximum Anniversary Value Death Benefit. If you select this death benefit, you must pay a monthly fee based on the value of the death benefit on the day the fee is assessed. (See "CHARGES AND DEDUCTIONS, Death Benefit Fee.") It is possible that this death benefit fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "FEDERAL TAX MATTERS.")

            Optional Maximum Quarterly Value Death Benefit

            At the time of application, you may select the Maximum Quarterly Value Death Benefit if the Issue Date of the Contract is before the oldest Owner's 76th birthday.

            We will determine a quarterly value for each Quarterly Anniversary occurring before the earlier of the older Owner's 80th birthday or the deceased Owner's date of death. Each quarterly value is equal to the sum of:

              the Contract Value on that Quarterly Anniversary; plus
              all Purchase Payments since that Quarterly Anniversary; minus an adjustment for each withdrawal (including any withdrawal made under the SecurePay FXi rider) since that Quarterly Anniversary.

            The adjustment for each withdrawal since the relevant Quarterly Anniversary is the amount that reduces the Maximum Quarterly Value Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Maximum Quarterly Value Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn.

            The Maximum Quarterly Value Death Benefit will equal the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal; or (3) the greatest Quarterly Anniversary value attained prior to the older Owner's 80th birthday; provided, however, that the Maximum Quarterly Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Maximum Quarterly Value Death Benefit at the time of surrender in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the Contract Value is lower than the Maximum Quarterly Value Death Benefit at the time of the withdrawal, the adjustment will be larger than the amount withdrawn. See Appendix A for an example of the calculation of the Maximum Quarterly Value Death Benefit.

            It is possible that, at the time of an Owner's death, the Maximum Quarterly Value Death Benefit will be no greater than the Return of Purchase Payments Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Quarterly Value Death Benefit before you decide whether the Maximum Quarterly Value Death Benefit is right for you.

            Suspension of Maximum Quarterly Value Death Benefit.  For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Maximum Quarterly Value Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive due proof of death at our Administrative Office. If death occurs after the one-year period has ended, we will include the Contract Value on the Quarterly Anniversary occurring during the one-year suspension as well as Purchase Payments received and withdrawals made during the one-year suspension when calculating the Maximum Quarterly Value Death Benefit.

            Maximum Quarterly Value Death Benefit Fee

            We assess a fee for the Maximum Quarterly Value Death Benefit. If you select this death benefit, you must pay a fee based on the value of the death benefit on the day the fee is assessed. This fee is assessed on a monthly basis. (See "CHARGES AND DEDUCTIONS, Death Benefit Fee.") It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "FEDERAL TAX MATTERS.")

            Adjustment of the Death Benefit Amount for Withdrawals

            Withdrawals may reduce the amount of the Return of Purchase Payments, the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit.

            The amount of the adjustment for each withdrawal in item (2) of the Return of Purchase Payments Death Benefit, the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit calculation depends on whether or not you have selected the SecurePay FXi rider and established your SecurePay Benefit Election Date.

            If you have not selected the SecurePay FXi rider, or if you have not established your Benefit Election Date under the SecurePay FXi rider as of the date of the withdrawal, then the adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces your Contract Value.

            If you have selected the SecurePay FXi rider and have established a SecurePay Benefit Election Date as of the date of the withdrawal, then all or any part of a withdrawal that is a "SecurePay Withdrawal" under your SecurePay FXi rider will cause a dollar-for-dollar reduction in the amount of your death benefit. All or any part of a withdrawal that is an "Excess Withdrawal" will reduce the death benefit in the same proportion that the Excess Withdrawal, including any associated surrender charges, reduces your Contract Value (see "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi") — Beginning Your SecurePay Withdrawals").

            If the adjustment to your death benefit is in proportion to the reduction in your Contract Value, and the value of your death benefit is greater than the Contract Value at the time of the withdrawal, then the downward adjustment to the death benefit will be larger than the amount withdrawn.See Appendix A for an example of the Calculation of the Return of Purchase Payments, the Maximum Anniversary Value Death Benefit and the Maximum Quarterly Value Death Benefit.

            For purposes of calculating any reduction in your death benefit: 1) we will view the SecurePay FXi rider and Benefit Election Date as being in effect if a withdrawal occurs on the same date as the Benefit Election Date; and 2) we will view the SecurePay FXi rider as not being in effect if your SecurePay FXi rider is terminated on the same date that you take a withdrawal.

            Escheatment of Death Benefit

            Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract's annuity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.

            PROTECTED LIFETIME INCOME BENEFITS ("SECUREPAY FXI")

            If you are concerned that poor investment performance or market volatility in the Sub-Accounts may adversely impact the amount of money you can withdraw from your Contract, we offer for an additional charge ("SecurePay Fee") an optional protected lifetime income benefit rider: "SecurePay FXi."

            In general, the SecurePay FXi rider guarantees the right to make withdrawals ("SecurePay Withdrawals") based upon the value of a protected lifetime income benefit base ("Benefit Base") that may increase on your Contract Anniversary if your Contract Value has increased, but will remain fixed if the Contract Value has declined due to poor market performance, provided you comply with the terms and conditions applicable to the rider. Withdrawals from your Contract before the Benefit Election Date, and Excess Withdrawals on or after the Benefit Election Date, reduce the Benefit Base. (For more information regarding the effect of Withdrawals and Excess Withdrawals on the Benefit Base, see "Calculating the Benefit Base Before the Benefit Election Date" and "Calculating the Benefit Base On or After the Benefit Election Date.") In order to maintain your SecurePay FXi rider, you must allocate Purchase Payments and Contract Value in accordance with specific Allocation Guidelines and Restrictions that are designed to limit our risk under the rider. SecurePay FXi also provides for potential increases in the Benefit Base each Contract Anniversary during a specified period, even if your Contract Value has not increased.

            Under the SecurePay FXi rider, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make SecurePay Withdrawals each Contract Year up to a specified amount — the Annual Withdrawal Amount ("AWA") — during the life of the Covered Person(s). Annual aggregate withdrawals that exceed the AWA will result in a reduction of rider benefits (and may even significantly reduce or eliminate such benefits) because we will reduce the Benefit Base and corresponding AWA. SecurePay Withdrawals are guaranteed, even if the Contract Value falls to zero after the Benefit Election Date (which is the earliest date you may begin taking SecurePay Withdrawals), if you satisfy the rider's requirements.

            You may only purchase the SecurePay FXi rider when you purchase your Contract, provided you satisfy the rider's age requirements. (See "Purchasing the Optional SecurePay FXi Rider.") Please note that any amounts in excess of Variable Account value that we make available through withdrawals, lifetime payments, or guaranteed values under the rider are subject to our financial strength and claims-paying ability.

            The SecurePay FXi rider does not guarantee Contract Value or the performance of any Investment Option.

            Important Considerations

              If you have purchased the SecurePay FXi rider, your options for allocating Purchase Payments and Contract Value are restricted in accordance with our "Allocation Guidelines and Restrictions" (described below).
              You may not make any additional Purchase Payments two years after the date the SecurePay FXi rider is issued ("Rider Issue Date"), or on or after the Benefit Election Date, whichever comes first. In most cases, if the Company receives a Purchase Payment two years or more after the Rider Issue Date, or on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract we offer, however, you will be given the option of purchasing a new contract.
              Any change in a Covered Person following the Benefit Election Date (the "Benefit Period"), other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of SecurePay Fees. A change in a Covered Person includes changing and/or adding Owners, Beneficiaries, and Annuitants under your Contract.
              On the Benefit Election Date, we will cancel any existing automatic withdrawal plan that you have established.
              The SecurePay FXi rider may not be available in all states, and we may otherwise limit its availability.

            The ways to purchase SecurePay FXi, conditions for continuation of the benefit under the rider, process for beginning SecurePay Withdrawals, and the manner in which your AWA is calculated are discussed below.

            You should not purchase SecurePay FXi if:

              you expect to take annual withdrawals on or after the Benefit Election Date in excess of the AWA ("Excess Withdrawals") because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (See "Calculating the Benefit Base On or After the Benefit Election Date, Excess Withdrawals"); or
              you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than building a Benefit Base that will provide guaranteed withdrawals; or
              there is a significant age disparity between the two Covered Persons; or
              you do not expect to take SecurePay Withdrawals (especially before the age of 95).

            Appendix E demonstrates the operation of the SecurePay FXi rider using hypothetical examples. You should review Appendix E and consult your sales representative to discuss whether SecurePay FXi suits your needs.

            Purchasing the Optional SecurePay FXi Rider

            You may purchase SecurePay FXi when you purchase your Contract or later, under the RightTime option, provided you satisfy the rider's age requirements. To purchase the SecurePay FXi rider, the youngest Owner and Annuitant must be no younger than age 59, and the oldest Owner and Annuitant must be no older than age 80, as of the Rider Issue Date. Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," eligibility is determined by the age of the Annuitant.

            Important Considerations:

              You will begin paying the SecurePay Fee as of the Rider Issue Date, even if you do not begin taking SecurePay Withdrawals for many years.
              You may not cancel the SecurePay FXi rider during the ten years following the Rider Issue Date.
              We do not refund any SecurePay Fees if a rider terminates for any reason or if you choose not to take SecurePay Withdrawals after the Benefit Election Date.
              You must comply with our Allocation Guidelines and Restrictions (described below) after the Rider Issue Date.
              Prior to the Benefit Election Date, you may take withdrawals according to the terms of your Contract but withdrawals will proportionally reduce the Benefit Base, and ultimately the value of the SecurePay Withdrawals available to you.
              You must submit a SecurePay Benefit Election Form to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Withdrawals taken before the Benefit Election Date are not SecurePay Withdrawals.

            Designating the Covered Person(s)

            The Covered Person is the person upon whose life the SecurePay FXi rider benefit is based. You may designate one Covered Person (Single Life Coverage) or two Covered Persons (Joint Life Coverage).

              If Single Life Coverage is elected, then the Owner will be the Covered Person (if there are two Owners, then the older Owner will be the Covered Person).
              Joint Life Coverage may be elected if there are two Owners under the Contract who are spouses or if there is one Owner and his or her spouse is the sole Primary Beneficiary under the Contract. If Joint Life Coverage is elected, then the Owner and the Owner's spouse will be the Covered Persons.
              Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," the Annuitant (under Single Life Coverage) or Annuitant and Annuitant's spouse who is the sole primary beneficiary (under Joint Life Coverage) will be the Covered Person(s).
              The Covered Person (or, if Joint Life Coverage is selected, one of the two Covered Persons) must be designated as the Annuitant under the Contract as of the Benefit Election Date.

            Note: A change of Covered Persons after the Benefit Election Date will cause your SecurePay FXi rider to terminate and any scheduled SecurePay Withdrawals to cease. If you remove a Covered Person (which may occur, for example, if you remove a spouse Beneficiary or add additional Primary Beneficiaries or change the Owner or Annuitant), or if you add a Covered Person (which may occur, for example, if you add a spouse as a sole Primary Beneficiary), then this would constitute a change of Covered Persons. If we terminate your rider due to a change in Covered Person, you may reinstate the rider subject to certain conditions. See "Reinstating Your SecurePay FXi Rider Within 30 Days of Termination." In addition, whether a spouse continues the Contract could affect the rights and benefits under the SecurePay FXi rider and could have tax consequences. (See "Continuing or Purchasing a SecurePay FXi Rider When a Surviving Spouse Elects to Continue the Contract" and "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

            Selecting Your Coverage Option.  If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate on the SecurePay Benefit Election Form whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Maximum Withdrawal Percentage and whether the SecurePay Withdrawals will continue for the life of the surviving spouse. The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. SecurePay FXi rider expires upon death of Covered Person following the Benefit Election Date.	N/A
Single Owner/Spouse Beneficiary	Covered Person is the Owner. SecurePay FXi rider expires upon death of Covered Person following the Benefit Election Date. Upon death of Covered Person following the Benefit Election Date, the surviving spouse may purchase a new SecurePay FXi rider if he or she continues the Contract under the spousal continuation provisions and certain conditions are met. (See "Continuation of the Contract by a Surviving Spouse.")	Both are Covered Persons. SecurePay FXi rider expires upon death of last surviving Covered Person following the Benefit Election Date. If the surviving spouse continues the Contract, SecurePay Withdrawals will continue unless modified or declined.
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner.SecurePay FXi rider expires upon the death of the Covered Person following the Benefit Election Date.	N/A
Joint Owner/Spouse 2nd Owner	Covered Person is older Owner.SecurePay FXi rider expires upon death of Covered Person following the Benefit Election Date. Upon death of older Owner, the surviving spouse may purchase a new SecurePay FXi rider if he or she continues the Contract under the spousal continuation provisions and certain conditions are met. (See "Continuation of the Contract by a Surviving Spouse.")	Both are Covered Persons. SecurePay FXi rider expires upon death of last surviving Covered Person following the Benefit Election Date. If the surviving spouse continues the Contract, SecurePay Withdrawals will continue unless modified or declined.

            Changing Beneficiaries — Single Owner with Joint Life Coverage.  After selecting Joint Life Coverage, a single Owner may decide to remove a spouse Beneficiary or add additional Primary Beneficiaries. This would constitute a change of Covered Persons after the Benefit Election Date, and upon notification of the change, we will terminate your SecurePay FXi rider. If we terminate your rider due to a change in Covered Person, you may reinstate the rider subject to certain conditions. See "Reinstating Your SecurePay FXi Rider Within 30 Days of Termination." In addition, whether a spouse continues the Contract could affect the rights and benefits under your SecurePay FXi rider and could have tax consequences. (See "Continuing or Purchasing a SecurePay FXi Rider When a Surviving Spouse Elects to Continue the Contract" and "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

            Beginning Your SecurePay Withdrawals

            You must submit a completed SecurePay Benefit Election Form to our Administrative Office to establish the Benefit Election Date and begin taking SecurePay Withdrawals under the rider.

              Even though your SecurePay FXi rider is in effect as of the Rider Issue Date and we begin the SecurePay Fee deductions on that date, any withdrawals made before we receive your SecurePay Benefit Election Form will not qualify as SecurePay Withdrawals.
              You should carefully consider when to establish the Benefit Election Date and begin taking SecurePay Withdrawals.
              All Contract withdrawals taken on or after the Benefit Election Date are considered either SecurePay Withdrawals or Excess Withdrawals and are subject to the Annual Withdrawal Amount.
              You may not make additional Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. In most cases, if the Company receives a Purchase Payment two years or more after the Rider Issue Date, or on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract we offer, however, you will be given the option of purchasing a new contract.
              You may limit the value of the benefit if you begin taking SecurePay Withdrawals too soon. For example, SecurePay Withdrawals reduce your Contract Value (but not the Benefit Base) and may limit the potential for increasing the Benefit Base through higher Contract Values on Contract Anniversaries. Also, if your Benefit Election Date is within the two years of the Rider Issue Date, you will shorten the period of time during which you could increase your Benefit Base because you may not make additional Purchase Payments on or after the Benefit Election Date.
              Conversely, if you delay establishing the Benefit Election Date, you may shorten the Benefit Period due to life expectancy, thereby limiting the time during which you may take SecurePay Withdrawals, so you may be paying for a benefit you are not using.

            Please consult your sales representative regarding the appropriate time for you to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

            Important Considerations

              All withdrawals, including SecurePay Withdrawals, reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may also apply. (See "CHARGES AND DEDUCTIONS, Surrender Charge" and "Taxation of Withdrawals and Surrenders.")
              All withdrawals, including SecurePay Withdrawals, count towards the free withdrawal amount under the Contract. However, we do not assess the surrender charge on SecurePay Withdrawals, even when surrender charges would apply if the withdrawal was not a SecurePay Withdrawal. We do impose a surrender charge on Excess Withdrawals. (See "CHARGES AND DEDUCTIONS, Surrender Charge" and "Taxation of Withdrawals and Surrenders.")
              When you take a withdrawal, we will reduce your death benefit on a dollar-for-dollar basis for any part of the withdrawal that is a SecurePay Withdrawal. Any part of the withdrawal that is an Excess Withdrawal, however, will reduce the death benefit in the same proportion that the amount surrendered, including any associated surrender charges, reduces your Contract Value. (See "DEATH BENEFIT.")

            The SecurePay FXi rider is designed for you to take SecurePay Withdrawals each Contract Year. SecurePay Withdrawals are aggregate withdrawals during any Contract Year on or after the Benefit Election Date that do not exceed the Annual Withdrawal Amount. Aggregate withdrawals during any Contract Year on or after the Benefit Election Date that exceed the Annual Withdrawal Amount are "Excess Withdrawals." You should not purchase the SecurePay FXi rider if you intend to take Excess Withdrawals.

              Excess Withdrawals could reduce your Benefit Base by substantially more than the actual amount of the withdrawal (described below).
              Excess Withdrawals may result in a significantly lower AWA in the future.
              Excess Withdrawals may significantly reduce or eliminate the value of the SecurePay benefit.

            Determining the Amount of Your SecurePay Withdrawals

            The AWA is the maximum amount of SecurePay Withdrawals permitted each Contract Year. We determine your initial AWA as of the end of the Valuation Period during which we receive your completed SecurePay Benefit Election form at our Administrative Office in good order by multiplying your Benefit Base on that date by the "Maximum Withdrawal Percentage." The Benefit Election form will be deemed in "good order" if it is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.

            Maximum Withdrawal Percentage

            Under the SecurePay FXi rider, we determine the Maximum Withdrawal Percentage based on the following chart:

Age of (Younger) Covered Person on the Benefit Election Date	Withdrawal Percentage (One Covered Person)	Withdrawal Percentage (Two Covered Persons)
at least 59-1/2 but less than 65 years old	4.00%	3.50%
at least 65 but less than 70 years old	5.00%	4.50%
at least 70 but less than 75 years old	5.20%	4.70%
75 years old or more	5.30%	4.80%

            Under certain circumstances, we may increase your AWA. See "SecurePay ME: Increased AWA for Certain Medical Conditions," "SecurePay NH: Increased AWA Because of Confinement in Nursing Home," and "Required Minimum Distributions." In no event will the AWA increase if the Contract Value is reduced to zero and an Annuity Date is established. (See "Reduction of Contract Value to Zero.")

            Calculating the Benefit Base Before the Benefit Election Date

            The Benefit Base is used to calculate the AWA and determine the SecurePay Fee. As the Benefit Base increases, the AWA and the amount of the SecurePay Fee increase. Your Benefit Base can never be more than $5 million.

            Note: The Benefit Base is only used to calculate the AWA and the SecurePay Fee; it is not a cash value, surrender value, or death benefit, it is not available to Owners, it is not a minimum return for any Sub-Account, and it is not a guarantee of any Contract Value.

            We determine your initial Benefit Base on the Rider Issue Date. It is equal to the Contract Value on that date.

            Thereafter, we increase the Benefit Base dollar-for-dollar for each Purchase Payment made within 2 years of the Rider Issue Date. We reduce the Benefit Base for each withdrawal from the Contract prior to the Benefit Period in the same proportion that each withdrawal reduces the Contract Value as of the date we process the withdrawal request.

            Example: Assume your Benefit Base is $100,000, but because of poor Sub-Account performance your Contract Value has fallen to $90,000. If you make a $9,000 withdrawal, thereby reducing your Contract Value by 10% to $81,000, we would reduce your Benefit Base also by 10%, or $10,000, to $90,000.

            We will also recalculate your Benefit Base on each Contract Anniversary following the Rider Issue Date to equal the greatest of:

              the Benefit Base on that Contract Anniversary;
              the SecurePay Highest Quarterly Value on that Contract Anniversary (described below); or
              the SecurePay Roll-up Value on that Contract Anniversary (described below).

            SecurePay Highest Quarterly Value.  On each Quarterly Anniversary following the Rider Issue Date we calculate a "quarterly value." Each quarterly value is equal to:

              the Contract Value as of that Quarterly Anniversary;
              reduced proportionately for withdrawals made since that Quarterly Anniversary. This means that we will reduce this amount for each such withdrawal in the same proportion that each withdrawal reduced the Contract Value as of the date we processed the withdrawal request.

            The Highest Quarterly Value on any Contract Anniversary is the highest quarterly value calculated since the prior Contract Anniversary.

            SecurePay Roll-up Value

            On each Contract Anniversary during the "roll-up period" (as described below), we calculate the SecurePay Roll-up Value. The SecurePay Roll-up Value is equal to:

              the most recently calculated Benefit Base prior to that Contract Anniversary; plus
              5.0% (the "roll-up percentage") multiplied by the Benefit Base on the previous Contract Anniversary, reduced proportionately for withdrawals made since that anniversary. This means that we will reduce this amount for each withdrawal made since the previous Contract Anniversary in the same proportion that each withdrawal reduced the Contract Value as of the date we processed the withdrawal request.

            When we calculate the SecurePay Roll-up Value on the first Contract Anniversary following the Rider Issue Date, we will apply the roll-up percentage to the Benefit Base on the Rider Issue Date to determine the "roll-up" amount, and then reduce the "roll-up" amount proportionately for withdrawals made since the Rider Issue Date. We will then add the reduced "roll-up" amount to the most recently calculated Benefit Base prior to the first Contract Anniversary to determine the SecurePay Roll-up Value.

            We will include Purchase Payments made within the first 120 days following the Contract's Issue Date when we calculate the roll-up amount on the first Contract Anniversary. For example, if your initial Purchase Payment on the Contract's Issue Date is $50,000 and we receive an additional $100,000 Purchase Payment 90 days later, then assuming you do not take any withdrawals during the first Contract Year, the roll-up amount on the first Contract Anniversary will be $7,500 [($50,000 + $100,000) x 5.0%].

            Example: Assume on the Rider Issue Date you are 65 and your Benefit Base is $100,000. Before your first Quarterly Anniversary, assume your Contract Value is $103,000 and you take a withdrawal of $10,300, reducing your current Contract Value to $92,700, which results in a decrease of 10% (($103,000 – $92,700)/$103,000). Because of the withdrawal, we will reduce your Benefit Base by 10% as well, to $90,000. Also assume that one month later, on your first Quarterly Anniversary, your Contract Value has increased from $92,700 to $93,500 due to favorable market performance. Finally, assume that after that Quarterly Anniversary you do not make any additional Purchase Payments or withdrawals, and your Contract Value on the next three Quarterly Anniversaries is $91,075, $92,999, and $89,500. Therefore, the Highest Quarterly Value on your first Contract Anniversary is $93,500.

            On the first Contract Anniversary, we also will determine the SecurePay Roll-up Value by adding the most recently calculated Benefit Base ($90,000) to 5.0% of the Benefit Base on the previous Contract Anniversary (the Rider Issue Date), reduced proportionately for withdrawals made since that anniversary. The Benefit Base on the Rider Issue Date was $100,000, and 5.0% of $100,000 = $5,000. However, because a withdrawal was made during the year, we will reduce this "roll-up" amount in the same proportion that the withdrawal reduced the Contract Value, which was 10%. Because 10% of the "roll-up" amount is $500, the reduced "roll-up" amount is $4,500 ($5,000 – $500). We then calculate the SecurePay Roll-up Value by adding the "roll-up" amount of $4,500 to $90,000 (the most recently calculated Benefit Base), and determine that the SecurePay Roll-up Value is $94,500.

            We will then recalculate your Benefit Base on the first Contract Anniversary to equal the greatest of:

              the Benefit Base on that Contract Anniversary ($90,000);
              the SecurePay Highest Quarterly Value on that Contract Anniversary ($93,500); or
              the SecurePay Roll-up Value $94,500.

            We will set your Benefit Base equal to $94,500 because the SecurePay Roll-up Value is greater than the Benefit Base and SecurePay Highest Quarterly Value on that Contract Anniversary.

            Note: Withdrawals could reduce your SecurePay Roll-up Value by substantially more than the actual amount of the withdrawal. For example, assume your Benefit Base at the beginning of the Contract Year is $100,000. Assuming that you do not make any additional Purchase Payments or withdrawals, the SecurePay Roll-up Value on the next Contract Anniversary would be $105,000 ($100,000 + $5,000).

            Assume instead, however, that during the Contract Year you make a withdrawal of $45,000 and your Contract Value at that time is $90,000 (i.e., the withdrawal is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $2,500, respectively. This would result in a SecurePay Roll-up Value of $52,500 on the next Contract Anniversary ($50,000 + $2,500), rather than $105,000. Thus, the $45,000 withdrawal would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $52,500 ($105,000 – $52,500).

            We only calculate Roll-Up Values on Contract Anniversaries that occur during a roll-up period. The first roll-up period begins on the Rider Issue Date and ends on the earlier of:

              the 10th Contract Anniversary following the Rider Issue Date; or
              the first reset date.
                A reset date is a Contract Anniversary on which we increase your Benefit Base to equal the Highest Quarterly Value (described above).

            A new roll-up period begins on each reset date and ends on the earlier of:

              the 10th Contract Anniversary following the most recent reset date; or
              the next occurring reset date.

            The final roll-up period ends, and we stop calculating Roll-Up Values, on the earliest of:

              the 20th Contract Anniversary after the Rider Issue Date;
              the date we receive notice that you elect not to pay an increase in your SecurePay Fee;
              the Benefit Election Date; or
              the date your SecurePay FXi rider terminates (see "Terminating the SecurePay FXi Rider").

            A new roll-up period can begin concurrently with the end of the prior roll-up period.

            Calculating the Benefit Base On or After the Benefit Election Date

            We continue calculating the Benefit Base after the Benefit Election Date in the same manner as we did prior to the Benefit Election Date, except withdrawals are treated differently. The effect of a withdrawal on the Benefit Base depends on whether the withdrawal is a SecurePay Withdrawal or an Excess Withdrawal. An Excess Withdrawal is any withdrawal after the Benefit Election Date which, when aggregated with all prior withdrawals during that Contract Year, exceeds the Contract Year's Annual Withdrawal Amount.

            We will not calculate the SecurePay Rollup Value on or after the Benefit Election Date.

            SecurePay Withdrawals

            SecurePay Withdrawals do not reduce the Benefit Base. Therefore, if all your withdrawals during the Benefit Period are SecurePay Withdrawals, your Annual Withdrawal Amount will never decrease and you may continue to withdraw at least that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage). If your Benefit Base increases on a Contract Anniversary, your Annual Withdrawal Amount and therefore SecurePay Withdrawals available to you in subsequent Contract Years will also increase.

            Important Consideration

              SecurePay Withdrawals are not cumulative. If you choose to receive only a part of, or none of, your AWA in any given Contract Year, you should understand that you cannot carry over any unused SecurePay Withdrawals to any future Contract Years.

            For example, assume your Maximum Withdrawal Percentage is 5.0% and your Benefit Base is $100,000, which means your AWA is $5,000 ($100,000 x .05). If you withdraw only $4,000 during the Contract Year, the AWA will not increase the next Contract Year by the $1,000 you did not withdraw.

            We do not impose a surrender charge on any SecurePay Withdrawals.

            Excess Withdrawals

            During the Benefit Period any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Annual Withdrawal Amount constitutes an Excess Withdrawal. Therefore, a withdrawal during the Benefit Period that causes the aggregate withdrawals for that Contract Year to exceed the Annual Withdrawal Amount may include amounts that qualify as a SecurePay Withdrawal as well as amounts that are Excess Withdrawals.

            An Excess Withdrawal will reduce the Benefit Base. The effect of the Excess Withdrawal on the Benefit Base depends, in part, on the relationship of the Benefit Base to the Contract Value at that time.

              If, at the time of the Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is greater than the Benefit Base, we will reduce the Benefit Base by the amount of the Excess Withdrawal plus any applicable surrender charge.
              If, at the time of Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is less than or equal to the Benefit Base, we will reduce the Benefit Base in the same proportion that the Excess Withdrawal plus any applicable surrender charge bears to the Contract Value minus the SecurePay Withdrawal.

            For example, suppose your Benefit Base is $100,000, your Maximum Withdrawal Percentage is 5.0% (i.e. your AWA is $5,000), your Contract Value is $110,000, and no surrender charges apply. If you have already taken $3,000 of SecurePay Withdrawals in the Contract Year and then request another $3,000 withdrawal, you will exceed your Annual Withdrawal Amount by $1,000; $2,000 of that withdrawal will be a SecurePay Withdrawal and $1,000 will be an Excess Withdrawal. In this case, rule (a) above applies because the Contract Value less the SecurePay Withdrawal ($110,000 – $2,000 = $108,000) is greater than your Benefit Base ($100,000). We will therefore reduce your Benefit Base by the Excess Withdrawal and your new Benefit Base will be $99,000 ($100,000 – $1,000).

            However, if in the example above, your Contract Value is $70,000 then rule (b) applies. In this case, we determine the reduction in your Benefit Base first by determining the proportion that the Excess Withdrawal bears to the Contract Value minus the SecurePay Withdrawal. We calculate this by dividing the $1,000 Excess Withdrawal by the Contract Value less the $2,000 SecurePay Withdrawal ($1,000 – ($70,000 – $2,000) = 1.4706%). We then apply this percentage reduction to your Benefit Base. Thus your new Benefit Base will be equal to $98,529 ($100,000 – ($100,000 * 0.014706)).

            The examples above do not include the effect of any surrender charges that may be applicable.

            We will recalculate the Annual Withdrawal Amount on the next Contract Anniversary by multiplying the Benefit Base on that date by the Maximum Withdrawal Percentage. We also will apply a surrender charge to the Excess Withdrawal, if a surrender charge would otherwise be applicable.

            Reduction of Contract Value to Zero

            If the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, the Contract will terminate and we will settle the benefit under your SecurePay FXi rider as follows:

              We will pay the remaining AWA not yet withdrawn in the current Contract Year, if any, in a lump sum;
              We will establish an Annuity Date that is the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero; and
              On the Annuity Date, we will pay a monthly payment equal to the AWA divided by 12 until the death of the Owner, or if the rider covers two spouses, the death of the second spouse. If benefits are being paid under the SecurePay NH benefit on the Annuity Date, the amount of your annuity payments will be determined in accordance with the terms of the SecurePay NH endorsement. (See "Availability of SecurePay NH Benefit after Annuitization.") Please note that we may accept different payment intervals.

            If you request a surrender and your Contract Value at the time of the request is less than your remaining AWA for that Contract Year, we will pay you a lump sum equal to such remaining AWA.

            If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the SecurePay FXi rider. You will not be entitled to receive any further benefits under the SecurePay FXi rider.

            As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive before the Annuity Date is established as described above and that are in the form of SecurePay Withdrawals as withdrawals. We intend to treat any amounts that you receive after the Annuity Date is established as described above and that are a settlement of the benefit under your SecurePay FXi rider as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

            Benefit Available on Maximum Annuity Date (oldest Owner's or Annuitant's 95th birthday)

            The SecurePay FXi rider will terminate on the Annuity Date, whether or not you have begun your SecurePay Withdrawals. You must annuitize the Contract no later than the oldest Owner's or Annuitant's 95th birthday ("Maximum Annuity Date").

            If your SecurePay FXi rider is in effect on the Maximum Annuity Date, in addition to the other Annuity Options available to you under your Contract, one of your Annuity Options will be to receive monthly annuity payments equal to the AWA divided by 12 for the life of the Covered Person (or the last surviving Covered Person if Joint Life Coverage was selected). If benefits are being paid under the SecurePay NH benefit on the Maximum Annuity Date, the amount of your annuity payments will be determined in accordance with the terms of the SecurePay NH endorsement. (See "Availability of SecurePay NH Benefit after Annuitization.") If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the AWA divided by 12 or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive Written Notice of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Date. For more information regarding Annuity Options, including Certain Period options, see ANNUITY PAYMENTS, Annuity Options.

            SecurePay Fee

            We deduct a fee for the SecurePay FXi rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Date that occurs after each Valuation Period containing a Monthly Anniversary Date. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA Account. The monthly fee is deducted from the Sub-Accounts in the same proportion that the value of each Sub-Account bears to the total Contract Value in the Variable Account on that date. Accordingly, you must have transferred some assets from your DCA Account to Sub-Accounts in accordance with the rider's Allocation Guidelines and Restrictions before the fee is charged.

            The SecurePay Fee for the SecurePay FXi rider is currently 1.25% (1.35% under RightTime) of your Benefit Base. The maximum fee that we may charge for your SecurePay FXi rider is 2.20% (2.20% under RightTime) of your Benefit Base.

            We reserve the right to increase the SecurePay Fee if, in our sole discretion, the increase is necessary or appropriate to cover the costs Protective Life incurs to mitigate the risks associated with offering the rider. We will not increase the SecurePay Fee above the maximum amount, however. If we increase the SecurePay Fee, we will give you at least 30 days' written notice prior to the increase which notice will identify the date the increase in the SecurePay Fee will take place and provide instructions on how to accept or decline the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your rider will not terminate. Instead, all subsequent Quarterly Values under the rider will be $0. If a Highest Quarterly Value established before you decline a fee increase becomes the Benefit Base on the next Contract Anniversary, a new roll-up period will begin. Otherwise, you will give up the opportunity for any future increases in the Benefit Base attributable to the calculation of the Highest Quarterly Value. You will continue to be assessed your current SecurePay Fee. We will continue to calculate the SecurePay Roll-up Value, and will increase your Benefit Base by the amount of any increase in the SecurePay Roll-up Value for the remainder of the current Roll-up Period.

            Allocation Guidelines and Restrictions

            In order to maintain the SecurePay FXi rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the SecurePay FXi rider.

            NOTE: The Allocation Guidelines and Restrictions are intended in part to reduce risks of investment losses that would require us to use our own assets to make payments in connection with the guarantees provided by the SecurePay FXi rider. The Allocation Guidelines and Restrictions are designed to reduce the overall volatility of your Contract Value. During rising markets, these Allocation Guidelines and Restrictions could cause Contract Value to rise less than would have been the case had you been invested in more aggressive investment strategies. Conversely, investing according to the Allocation Guidelines and Restrictions may be helpful in a declining market because during these periods of high volatility the risk of losses from investing in equity securities is decreased. In these instances, your Contract Value may decline less than would have been the case had you not been invested in accordance with the Allocation Guidelines and Restrictions.

            There is no guarantee that the Allocation Guidelines and Restrictions can limit volatility in your Contract Value, and you may lose principal.

            To the extent that the Allocation Guidelines and Restrictions are successful in reducing overall volatility, we will benefit from a reduction of the risk arising from our guarantee obligations under the rider and we will have less risk to hedge under the rider than would be the case if Owners did not invest in accordance with the Allocation Guidelines and Restrictions. The Allocation Guidelines and Restrictions may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

            If you purchase the SecurePay FXi rider you must: (1) allocate all of your Purchase Payments and Contract Value in accordance with the Allocation by Investment Category guidelines (described below); (2) allocate all of your Purchase Payments and Contract Value in accordance with one of the three eligible Benefit Allocation Model Portfolios; or (3) allocate all of your Purchase Payments and Contract Value to one of the permissible single investment options. All of the investment options available under the Allocation Guidelines and Restrictions are described below. You may also allocate your Purchase Payments to the DCA Accounts, provided that transfers from the DCA Accounts are allocated to the Sub-Accounts in accordance with these Allocation Guidelines and Restrictions.

            NOTE: You must participate in our portfolio rebalancing program at least annually (see "Portfolio Rebalancing" below), and you may not allocate any of your Purchase Payments or Contract Value to the Fixed Account. If you instruct us to allocate Purchase Payments or Contract Value, or to take withdrawals, in a manner that is not consistent with these Allocation Guidelines and Restrictions, we will terminate your SecurePay FXi rider. (See "Prohibited Allocation Instructions" below.)

            Allocation by Investment Category.  The following Allocation by Investment Category guidelines specify the minimum and maximum percentages of your Contract Value that must be allocated to each of four categories of Sub-Accounts listed below in order for you to remain eligible for benefits under the SecurePay FXi rider (unless you are fully invested in a Benefit Allocation Model or a permissible single investment option, as described above). You can select the percentage of Contract Value to allocate to individual Sub-Accounts within each group, but the total investment for all Sub-Accounts in a group must comply with the specified minimum and maximum percentages for that group. These Allocation by Investment Category guidelines may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

            Allocation by Investment Category

            Category 1
            Minimum Allocation: 40%
            Maximum Allocation: 100%

            Fidelity VIP Investment Grade Bond
            Franklin U.S. Government Securities VIP
            Goldman Sachs Core Fixed Income
            Invesco V.I. Government Securities
            Oppenheimer Government Money Fund
            PIMCO Low Duration
            PIMCO Short-Term
            PIMCO Total Return
            Protective Life Dynamic Allocation Series - Conservative

            Category 2
            Minimum Allocation: 0%
            Maximum Allocation: 60%

            American Funds Asset Allocation
            Franklin Income VIP
            Goldman Sachs Strategic Growth
            Invesco V.I. Equity and Income
            Lord Abbett Bond-Debenture
            PIMCO All Asset
            PIMCO Long-Term US Government
            PIMCO Real Return
            Templeton Global Bond VIP
            Oppenheimer Global Strategic Income
            Protective Life Dynamic Allocation Series - Moderate

            Category 3
            Minimum Allocation: 0%
            Maximum Allocation: 25%

            American Funds Blue Chip Income and Growth
            American Funds Global Growth
            American Funds Growth
            Fidelity VIP Contrafund
            Fidelity VIP Index 500
            Fidelity VIP Mid Cap
            Franklin Mutual Shares VIP
            Franklin Rising Dividends VIP
            Invesco V.I. American Value
            Invesco V.I. Comstock
            Invesco V.I. Growth and Income
            Invesco V.I. International Growth
            Lord Abbett Calibrated Dividend Growth
            Lord Abbett Fundamental Equity
            Oppenheimer Capital Appreciation
            Oppenheimer Main Street
            Protective Life Dynamic Allocation Series - Growth

            Category 4
            No Allocation Permitted if SecurePay FXi is Selected

            American Funds Global Small Capitalization
            American Funds International
            American Funds New World
            Franklin Flex Cap Growth VIP
            Franklin Small Cap Value VIP
            Franklin Small-Mid Cap Growth VIP
            Goldman Sachs Growth Opportunities
            Goldman Sachs MidCap Value
            Goldman Sachs Strategic International Equity
            Invesco V.I. Global Real Esate
            Legg Mason ClearBridge Variable Mid Cap Core
            Legg Mason ClearBridge Variable Small Cap Growth
            Lord Abbett Growth Opportunities
            Lord Abbett Mid-Cap Stock
            Oppenheimer Global
            Royce Capital Small-Cap
            Templeton Developing Markets VIP
            Templeton Foreign VIP
            Templeton Growth VIP
            Invesco V.I. Mid Cap Growth

            The Benefit Allocation Model Portfolios.  Each of the Model Portfolios except the Growth Focus model will satisfy the SecurePay FXi rider's Allocation Guidelines and Restrictions (the "Benefit Allocation Model Portfolios"). See "Asset Allocation Model Portfolios."

            In general, the investment strategies employed by the Benefit Allocation Model Portfolios all include allocations that focus on conservative, high quality bond funds, that combine bond funds and blended stock funds, or that emphasize blended stock funds while including a significant weighting of bond funds. Each of these allocation models seeks to provide income and/or capital appreciation while avoiding excessive risk. If you are seeking a more aggressive growth strategy, the Benefit Allocation Model Portfolios are probably not appropriate for you.

            If you allocate your Purchase Payments and Contract Value in accordance with one of the eligible Benefit Allocation Model Portfolios, we will allocate your Purchase Payments and transfers out of the DCA Accounts, as the case may be, in accordance with the Benefit Allocation Model Portfolio you selected. You may only select one Benefit Allocation Model Portfolio at a time. You may, however, change your Benefit Allocation Model Portfolio selection provided the new portfolio is one specifically permitted for use with the SecurePay FXi rider.

            Permissible Single Investment Options.  You may also satisfy the Allocation Guidelines and Restrictions by allocating 100% of your Purchase Payments and Contract Value to one of the following permissible single investment options:

              Protective Life Dynamic Allocation Series - Conservative Portfolio
              Protective Life Dynamic Allocation Series - Moderate Portfolio

            If more than one single investment option is available, you must allocate your Purchase Payments and Contract Value to only one of these options.

            Changes to the Allocation Guidelines and Restrictions.  For purposes of the Allocation by Investment Category guidelines, we determine in our sole discretion whether a Sub-Account is classified as Category 1, Category 2, Category 3 or Category 4. We will provide you with at least five business days prior written notice of any changes in classification of Investment Options. We may change the list of Sub-Accounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, or change the Investment Options that are or are not available to you, at any time, in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay FXi rider.

            With respect to the Benefit Allocation Model Portfolios, we determine in our sole discretion whether a Benefit Allocation Model Portfolio will continue to be available with the SecurePay FXi rider. We may offer additional Benefit Allocation Model Portfolios or discontinue existing Benefit Allocation Model Portfolios at any time in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay FXi rider. We will provide you with at least five business days prior written notice of any changes to the Benefit Allocation Model Portfolios.

            We may add to, or remove from, the list of single investment options available to satisfy the Allocation Guidelines and Restrictions in our sole discretion at any time.

            If you receive notice of a change to the Allocation Guidelines and Restrictions, you are not required to take any action. We will continue to apply Purchase Payments you submit without allocation instructions, and process automatic DCA and portfolio rebalancing transfers, according to your Contract allocation established before the Allocation Guidelines and Restrictions changed. We will only apply the new Allocation Guidelines and Restrictions to additional Purchase Payments submitted with new allocation instructions or to future transfers of Contract Value (not including DCA transfers or transfers made to reallocate your Contract Value under the portfolio rebalancing program) because allocation instructions that accompany a Purchase Payment and instructions to transfer Contract Value change your current Contract allocation. This means you will not be able to make additional Purchase Payments submitted with new allocation instructions or transfers of Contract Value until your current allocation instructions meet the Allocation Guidelines and Restrictions in effect at that time (although you will still be required to participate in the portfolio rebalancing program).

            Portfolio Rebalancing.  You must elect portfolio rebalancing if you select SecurePay FXi. Under this program, we will "re-balance" your Variable Account value based on your allocation instructions in effect at the time of the rebalancing. You may specify rebalancing on a quarterly, semi-annual, or annual basis. If you do not specify the period, we will rebalance your Variable Account value semi-annually based on the Rider Issue Date. We will also rebalance your Variable Account value each time your Contract allocation is changed, for example, when we receive a request to transfer Contract Value (not including DCA or portfolio rebalancing transfers) or when we receive a subsequent Purchase Payment that is accompanied by new allocation instructions.

            Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the SecurePay FXi rider. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

            If you terminate the rebalancing of your Variable Account value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay FXi rider (see below).

            Note: Changes to the Allocation Guidelines and Restrictions, to the frequency of portfolio rebalancing or to the composition of the Model Portfolios, when and if applied to your Contract Value allocations, may positively or negatively affect the overall performance of the affected Sub-Accounts.

            Prohibited Allocation Instructions.  If you instruct us to allocate Purchase Payments or Contract Value, or to take withdrawals, in a manner that is not consistent with your SecurePay FXi rider's Allocation Guidelines and Restrictions (a "Prohibited Allocation Instruction"), we will terminate your SecurePay FXi rider. For example, if you are following the Allocation by Investment Category Guidelines and you provide new instructions allocating 30% of your Contract Value to the Fidelity VIP Mid Cap Sub-Account, we will consider this to be a Prohibited Allocation Instruction because the maximum allocation you may make to the Sub-Accounts in Category 3 is 25% of your Contract Value. If you are invested in one of the Model Portfolios satisfying the SecurePay FXi rider's Allocation Guidelines and Restrictions, any transaction that causes the allocation of your contract value to deviate from the allocation in the Model Portfolio is a Prohibited Allocation Instruction, unless the allocation of your Contract Value following that transaction satisfies the Allocation by Investment Category or the permissible single investment option restrictions.

            For purposes of allocating your Purchase Payments and Contract Value, a Prohibited Allocation Instruction includes:

              allocating a Purchase Payment so that the allocation of your Contract Value following the Purchase Payment is inconsistent with the Allocation Guidelines and Restrictions;
              directing a dollar cost averaging transfer so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions;
              transferring any Contract Value so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions;
              deducting the proceeds of a withdrawal from an Investment Option so that the allocation of your Contract Value following the withdrawal is inconsistent with the Allocation Guidelines and Restrictions; or
              terminating the rebalancing of your Contract Value.

            If we terminate your SecurePay FXi rider due to a Prohibited Allocation Instruction, you may reinstate the rider subject to certain conditions. See "Reinstating Your SecurePay FXi Rider Within 30 Days of Termination."

            Terminating the SecurePay FXi Rider

            The SecurePay FXi rider terminates upon the earliest of:

              the Valuation Date you terminate your SecurePay FXi rider (permitted after the rider has been in effect for at least ten years);
              the Valuation Date the Contract is surrendered or terminated;
              the Valuation Date your Contract Value reduces to zero due to an Excess Withdrawal;
              the Valuation Date your Contract Value reduces to zero due to poor Sub-Account performance, the deduction of fees, and/or a SecurePay Withdrawal (subject to our obligation to make monthly payments to you, as set forth above under "Reduction of Contract Value to Zero");
              the Valuation Date on or after the Benefit Election Date we receive instructions from you that results in a change in Covered Person(s);
              for a SecurePay FXi rider with one Covered Person, the date of the Covered Person's death before the Annuity Date (even if the surviving spouse of the deceased Covered Person elects to continue the Contract);
              for a SecurePay FXi rider with two Covered Persons, the date of death of the last surviving Covered Person before the Annuity Date;
              the Annuity Date (subject to any obligation we may have to make monthly payments to you under the rider, as set forth above under "Benefit Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)"); or
              the Valuation Date we receive instructions that are not in compliance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.
              Deduction of the monthly fee for the SecurePay FXi rider ceases upon termination. We will not refund the SecurePay Fees you have paid if your SecurePay FXi rider terminates for any reason. If your SecurePay FXi rider terminates, you may not reinstate it or purchase a new rider except as described below under "Reinstating Your SecurePay FXi Rider Within 30 Days of Termination" and "Continuing or Purchasing a SecurePay FXi Rider When a Surviving Spouse Elects to Continue the Contract."

            Reinstating Your SecurePay FXi Rider Within 30 Days of Termination

            If your SecurePay FXi rider terminated due to a Prohibited Allocation instruction (see "Allocation Guidelines and Restrictions") or due to a change in Covered Person after the Benefit Election Date (see "Designating the Covered Person(s)"), and you made no additional Purchase Payment after the termination, you may request that we reinstate your rider.

            If termination occurred due to a Prohibited Allocation Instruction, your written reinstatement request must correct the previous Prohibited Allocation Instruction by directing us to allocate your Contract Value in accordance with the rider's Allocation Guidelines and Restrictions and resume portfolio rebalancing. If termination occurred due to a change in Covered Person after the Benefit Election Date, your written reinstatement request must correct the change in Covered Person by directing us to designate under the reinstated rider the original Covered Person(s) that had been selected on the Benefit Election Date.

            We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same SecurePay FXi Rider Issue Date, Benefit Base, AWA, SecurePay Fee and, if applicable, Maximum Withdrawal Percentage, as it had prior to termination.

            Continuing or Purchasing a SecurePay FXi Rider When a Surviving Spouse Elects to Continue the Contract

            Upon the death of the Owner before the Benefit Election Date, if the surviving spouse elects to continue the Contract and become the new Owner, the surviving spouse may also continue the SecurePay FXi rider, provided the surviving spouse meets the rider's issue age requirements as of the Rider Issue Date or as of any date prior to the date we receive the written request to continue the Contract. On the next Contract Anniversary, the Benefit Base will be the greater of (1) the Contract Value (which will reflect the Death Benefit), or (2) the current Benefit Base.

            If the SecurePay Benefit Election Form indicates Single Life Coverage and the SecurePay FXi rider terminates due to the death of the Covered Person following the Benefit Election Date, and if the surviving spouse elects to continue the Contract and become the new sole Owner, then the surviving spouse may purchase a new SecurePay FXi rider before the Annuity Date if we are offering the rider at that time. The new SecurePay FXi rider will be subject to the terms and conditions of the rider in effect at the time it is issued. This means:

              The initial Benefit Base will be equal to the Contract Value as of the new Rider Issue Date.
              We will impose the current SecurePay Fee under RightTime in effect on the new Rider Issue Date.

            The surviving spouse may not purchase a new SecurePay FXi rider if he or she does not meet the rider's issue age requirements as of the Rider Issue Date or the date we receive the written request to continue the Contract. Only the surviving spouse is eligible to be a Covered Person under the new rider, and the rider will terminate upon the death of that Covered Person. Please note that the SecurePay FXi rider may not be available in all states and that we may limit the availability of the SecurePay FXi rider at any time.

            If the SecurePay Benefit Election Form indicates Joint Life Coverage and a Covered Person dies following the Benefit Election Date, and if the surviving spouse elects to continue the Contract and the SecurePay FXi rider, the Annual Withdrawal Amount remains the same until the next Contract Anniversary. On the next Contract Anniversary, the Benefit Base will be the greater of the Contract Value (which will reflect the addition of the Death Benefit) or the current Benefit Base and we will recalculate the Annual Withdrawal Amount, if necessary, using the Maximum Withdrawal Percentage associated with Joint Life Coverage.

            Tax Consequences

            Treatment of Civil Unions and Domestic Partners.  The SecurePay FXi rider's provisions relating to marital status are interpreted under applicable state law. For example, if state law affords legal recognition to domestic partnerships or civil unions, the rider will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the rider. However, as described above in "Continuation of the Contract by a Surviving Spouse," for federal tax law purposes such individuals are not treated as "spouses." As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the value of the SecurePay FXi rider benefit.

            An individual who is a party to a civil union or a domestic partnership should not purchase the SecurePay FXi rider before consulting legal and financial advisors and carefully evaluating whether the SecurePay FXi rider is suitable for his or her needs.

            Other Tax Matters.  For a general discussion of tax consequences specific to the SecurePay FXi rider, see "TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of SecurePay FXi Rider" and "QUALIFIED RETIREMENT PLANS, SecurePay FXi."

            SecurePay ME: Increased AWA for Certain Medical Conditions

            (Not available in Connecticut, Idaho, New Hampshire, Pennsylvania and Virginia)

            The SecurePay ME benefit may not be available with new contracts in the future. We reserve the right to discontinue this benefit at any time if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the benefit. Please check with your financial advisor to determine availability.

            If you have certain medical conditions, and you have held your Contract for two years or more, you may qualify for an increase in your AWA at the time you establish your Benefit Election Date. You may not apply for an increased AWA after the Benefit Election Date.

            Note: The two-year waiting period for the SecurePay ME benefit begins on the Contract's Issue Date (not necessarily on the Rider Issue Date). A new waiting period begins if ownership of the Contract changes.

            At present, the maximum age at which you may apply for a medical evaluation of your benefit under the SecurePay FXi rider and request the SecurePay ME benefit is age 75. We reserve the right to change this maximum age, so that in the future the maximum age for medical evaluation may increase or decrease, if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the benefit. We determine the maximum age based on a variety of factors including current life expectancies, developments in medical treatment and technology, and the costs to us of providing the SecurePay ME benefit, as well as the costs of the various death benefits we make available under the Contract.

            After receiving your application for the SecurePay ME benefit, we will determine, in our sole discretion, whether a medical condition will qualify for an increased benefit under the SecurePay ME benefit and, if so, the amount of the increase. In general, in order to qualify for an increased AWA, the medical condition must be one which significantly reduces life expectancy. Our evaluation of life expectancy will be based on a review of the medical records made available to us and our assessment of the specific characteristics and severity of an impairment or impairments, including, but not limited to, our judgment as to your individual medical condition and the likelihood of improved medical treatment for that condition. Based upon this evaluation, we will assign a life expectancy or "table" rating in accordance with the guidance provided in standard industry underwriting manuals and written company guidelines specific to assessing longevity in the context of annuity payments, rather than life insurance underwriting. The table rating will correspond to an estimated decrease in life expectancy compared to other persons of the same age and gender without significant medical impairments. Because of their complexity or severity, or both, certain impairments or combinations of impairments will require the expertise and knowledge of our Medical Director, who will assist us in determining the appropriate life expectancy table rating. As part of this process, the Medical Director will review the medical records in light of our underwriting manual/guidelines and pertinent medical literature.

            After a table rating has been assigned, it will be used to determine whether, and the extent to which, we will increase the AWA. Table ratings currently range from 1 to 16. The higher the table rating, the greater the estimated decrease in longevity. In order to qualify for an increased AWA, the estimated decrease in longevity currently must be greater than or equal to 25%. The table rating required to hit this threshold will vary depending on your age and sex. We also will take into account our experience and expectations regarding the mortality of the entire pool of Covered Persons under all SecurePay FXi riders, as well as the investment performance of the required allocations under the rider's Allocation Guidelines and Restrictions and our expectations regarding the securities markets in general. The factors upon which we base our decision, the weight we give to each factor and the table rating requirements may change periodically.

            If we determine that an increase in your AWA is warranted, the Maximum Withdrawal Percentage that you will receive will be from 0.25% to 2.00% higher than you would otherwise receive. The amount of any increase in the Maximum Withdrawal Percentage that we may make available will apply consistently to all similarly rated applicants. An increase in your AWA will not affect the amount of the SecurePay Fee, although we may charge a processing fee to establish the SecurePay ME benefit, as described below.

            How to Apply for an Increased AWA.  You may ask for a determination as to whether you (or in the case of Joint Life Coverage, you and/or your spouse) qualify for an increased AWA because of certain serious medical conditions if you have held your contract for two or more years, or if two or more years have passed since a change of Owner due to spousal continuation, whichever is later.

            If you believe you may qualify for an increased AWA, you should provide Written Notice to us in order to begin the process. Among other things, you must complete a SecurePay ME questionnaire and authorize us to obtain copies of your medical records and a statement from your attending physician as well as certain other personal information.

            If we determine that you do not qualify for the increased AWA, you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

            If you have questions about applying for an increased AWA under the SecurePay ME benefit, or to obtain a copy of the SecurePay ME questionnaire and other forms required to apply, you can call us at 1-800-456-6330 or write to us at Protective Life Insurance Company, P.O. Box 1928, Birmingham, Alabama 35202-1928.

            Note: You may not apply for an increased AWA after the Benefit Election Date.

            In the case of a Contract with two Owners who are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, a request may be made for a determination regarding an increased AWA for Single Coverage for the older of the spouses or for Joint Coverage for both spouses. If you request Joint Coverage we will require a medical evaluation of both spouses and, we will advise you of our determination with respect to Single and Joint Coverage. Although the base AWA available under the SecurePay FXi rider for Joint Coverage is based upon the younger of the two spouses, the determination as to the amount of the increase available for Joint Coverage, if any, will be the smaller increase attributable to each Covered Person. The increased AWA will continue for the lives of both spouses.

            Note: Although Single Coverage may provide a higher AWA than Joint Coverage, you should consider that Single Coverage terminates upon the death of the Covered Person following the Benefit Election Date.

            We will assess a charge for evaluating your request for an increased AWA only if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA.

            The current fee is $150 for each person designated as a "Covered Person" in the Benefit Election Form, in other words, $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form.

            Electing to Begin Your SecurePay Withdrawals after a Determination that you are Eligible for an Increased AWA.  We must receive your Benefit Election Form at our Administrative Office within 6 months after the date we notify you that you are eligible for the increased AWA. If we do not receive this form within this time period, we will not increase your AWA, but you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

            SecurePay NH: Increased AWA Because of Confinement in Nursing Home

            (Not available in Connecticut, Idaho, New Hampshire, Pennsylvania and Virginia)

            The SecurePay NH benefit may not be available with new contracts in the future. We reserve the right to discontinue this benefit at any time if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the benefit. Please check with your financial advisor to determine availability.

            If you are confined to a nursing home, you may be eligible for an increased Annual Withdrawal Amount ("AWA") with our SecurePay NH (Nursing Home Enhancement) feature. This feature is included at no additional charge with the SecurePay FXi rider.

            What is SecurePay NH?

            If you qualify for the SecurePay NH benefit during a contract year, we will double the AWA to which you are currently entitled for that year, not to exceed 10% of your Benefit Base.

            Nursing Home Benefit Period

            The Nursing Home Benefit Period is the period of time during which the increased SecurePay withdrawal percentage is used to calculate the AWA. Any Contract Year or portion thereof during which the increased SecurePay withdrawal percentage is used to calculate the AWA will be a full Contract Year for the purpose of determining the Nursing Home Benefit Period.

            Maximum Aggregate Nursing Home Benefit Period.  The Nursing Home Benefit Period will extend for a maximum of five (5) Contract years in which you qualify for the SecurePay NH benefit. The qualifying Contract years need not be consecutive. Any Contract Year or portion thereof during which the increased SecurePay withdrawal percentage is used to calculate the Annual Withdrawal Amount will be a full Contract Year for the purpose of determining the Nursing Home Benefit Period.

            Eligibility for SecurePay NH Benefits.

            To qualify for the increased AWA under the SecurePay NH benefit, the Covered Person must:

              have established the Benefit Election Date or establish the Benefit Election Date when he or she applies for the SecurePay NH benefit;
              (a) be currently confined to a Nursing Home, as defined below, (b) have been confined to a Nursing Home for at least 90-days immediately preceding your application for the SecurePay NH benefit; and (c) have a reasonable expectation that he or she will continue to be confined to a Nursing Home; and
              be unable to perform at least two of the six Activities of Daily Living described below, or be diagnosed with a Severe Cognitive Impairment.

            Nursing Home: For purposes of determining your eligibility for the SecurePay NH benefit, a "Nursing Home" is defined as a facility (or portion of a facility) primarily engaged in providing continuous, on-going nursing care to its residents in accordance with the authority granted by a license issued by State or Federal government (or granted pursuant to state certification or operated pursuant to law if your state neither licenses nor certifies such facilities), and qualified as a "skilled nursing home facility" under Medicare or Medicaid. A "Nursing Home" does not include: a hospital or clinic; a facility operated primarily for the treatment of alcoholism or drug addiction; or, an assisted living facility engaged primarily in custodial care.

            Ineligibility.  You are not eligible for the SecurePay NH benefit if you were in a nursing home during the one year preceding your purchase of the SecurePay FXi rider, or you are confined to a nursing home during the year following your purchase of the rider.

            Activities of Daily Living (ADL).  Under the SecurePay NH benefit, "Activities of Daily Living" refer to the following functions relating to the Covered Person's ability to live independently:

              Bathing — The ability to wash oneself by sponge bath or in either a tub or shower, including the task of getting into or out of the tub or shower.
              Continence — The ability to maintain control of bowel and bladder function, or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene, including caring for the catheter or colostomy bag.
              Dressing — The ability to put on and take off all items of clothing and any necessary braces, fasteners or artificial limbs.
              Eating — The ability to feed oneself by getting food into the body from a receptacle, such as a plate, cup, or table, or by feeding tube or intravenously.
              Toileting — The ability to get to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
              Transferring — The ability to move into or out of a bed, chair or wheelchair.

            Severe Cognitive Impairment.  For purposes of determining eligibility for the SecurePay NH benefit, Severe Cognitive Impairment is a loss or deterioration of intellectual capacity that is comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia.

            Two Covered Persons. If you selected the Joint Life Coverage Option when you established your Benefit Election Date, both Covered Persons must satisfy the eligibility requirements for the increased SecurePay NH benefit.

            Applying for Increased AWA under the SecurePay NH benefit.

            Initial Application.  To apply for an increased AWA under the SecurePay NH benefit, you must submit an application certifying that the Covered Person meets the conditions for qualification under the SecurePay NH benefit. This certification must be signed by the Covered Person's Physician. If the Owner is unable to submit an application for an increased AWA on his or her own behalf, we will accept an application on behalf of an Owner from a person who provides satisfactory proof that they have legally assumed care, custody, and representation of the incapacitated Owner. Typically, this would be a valid power of attorney or an order of conservatorship from a court of competent jurisdiction.

            The certifying Physician must be a medical doctor currently licensed by a state Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license and not related to the covered person. We may require an examination of the Covered Person by a Physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our Physician shall prevail.

            Re-Certification of Eligibility.  Beginning with the second Contract Anniversary following the end of a Valuation Period during which we determine that the Covered Person qualifies for the increased AWA under SecurePay NH (the "Qualification Date"), you must submit a re-certification of eligibility not less than 10, nor more than 30 days prior to each applicable Contract Anniversary. We will notify you at least 30 days before the re-certification is due.

            The re-certification must certify that the Covered Person continues to meet the conditions for eligibility under SecurePay NH, and must be signed by the Covered Person's physician. We may require an examination by a physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our physician will prevail.

            We will notify you if you fail to qualify for continued eligibility for the SecurePay NH benefit. For any Contract Year during which the Covered Person fails to qualify for the Nursing Home Enhancement, we calculate the Annual Withdrawal Amount according to the terms of the SecurePay FXi rider you purchased.

            If you have questions about applying for an increased AWA under the SecurePay NH benefit, or to obtain a copy of the SecurePay NH application and other forms required to apply, you can call us at 1-800-456-6330 or write to us at Protective Life Insurance Company, P.O. Box 1928, Birmingham, Alabama 35202-1928.

            Determining Your Increased AWA under the SecurePay NH benefit

            Initial Qualifying Year.  Qualification for an increased AWA under the SecurePay NH benefit may increase the Annual Withdrawal Amount available for the Contract Year during which you qualify. An increase in the Annual Withdrawal Amount will not change the effect of any withdrawal that occurred prior to the Qualification Date. Thus, if you took an Excess Withdrawal during the Contract Year before you were notified that you qualify for the SecurePay NH increased AWA, your earlier withdrawal would still be treated as an Excess Withdrawal under SecurePay.

            If your aggregate withdrawals during the qualifying Contract Year are less than or equal to the Annual Withdrawal Amount in effect prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that Contract Year as of the Qualification Date by multiplying the Benefit Base on that date by the enhanced Maximum Withdrawal Percentage, and subtracting all prior non-Excess Withdrawals taken since the later of the Benefit Election Date or the most recent Contract Anniversary.

            Example:

            Five years ago, after turning age 75, Elisabeth elected the SecurePay FXi rider. She is now 80 years old and has a Benefit Base and Contract Value of $100,000. She now has a Maximum Withdrawal Percentage of 5.3%. Her AWA is $5,300 (5.3% * $100,000).

            In February of the current Contract Year, Elisabeth takes a SecurePay Withdrawal of $5,300. Assume that in March, Elisabeth qualifies for an enhanced Maximum Withdrawal Percentage of 10% under SecurePay NH and her Benefit Base is still $100,000. Her new AWA is $10,000 ($100,000 * 10%) and her remaining AWA for the current Contract Year is $4,700 ($10,000 – $5,300).

            If you have taken an Excess Withdrawal during the qualifying Contract Year prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that Contract Year as of the Qualification Date by subtracting the Maximum Withdrawal Percentage identified on the Benefit Election Date from the enhanced Maximum Withdrawal Percentage provided by this endorsement, and multiplying the difference in those percentages by the Benefit Base on the Qualification Date.

            Example:

            Five years ago, after turning age 75, Elisabeth elected the SecurePay FXi rider. She is now 80 years old and has a Benefit Base and Contract Value of $100,000. She now has a Maximum Withdrawal Percentage of 5.3%. Her AWA is $5,300 (5.3% * $100,000).

            In February of the current Contract Year, Elisabeth takes a SecurePay Withdrawal of $5,300 and an Excess Withdrawal of $4,000. Her new Benefit Base after the Excess Withdrawal is $95,776 ($100,000 – $4,000 / $94,700 * $100,000). Assume that in March, Elisabeth qualifies for an enhanced Maximum Withdrawal Percentage of 10% under SecurePay NH and her Benefit Base is still $95,776. Her new AWA is $9,578 ($95,776 * 10%) and her remaining AWA for the current Contract Year is $4,501 ((10% – 5.3%) * $95,776).

            Notice of Qualification.  We will include the amount of the increase in the Annual Withdrawal Amount for the qualifying year in the notice that confirms the Covered Person's qualification for the Nursing Home Enhancement.

            Subsequent Contract Years.  In subsequent Contract Years in which you are eligible for the Nursing Home Enhancement, we multiply the Benefit Base on the Contract Anniversary by the enhanced Maximum Withdrawal Percentage to determine the Annual Withdrawal Amount for that Contract Year. For any year in which you are not eligible for the Nursing Home Enhancement, we determine the Annual Withdrawal Amount, if any, according to the terms of the SecurePay FXi rider you purchased.

            Non-Qualifying Years.  For any Contract Year during which the Covered Person fails to qualify for the increased AWA under the SecurePay NH benefit, we calculate the AWA using the SecurePay withdrawal percentage established on the Benefit Election Date according to the terms of the SecurePay FXi rider you purchased and that Contract Year will not be included in the Nursing Home Benefit Period.

            Availability of SecurePay NH Benefit after Annuitization.  Once the Contract has been annuitized, you may no longer submit an application for an increased AWA under the SecurePay NH benefit. Thus, you may no longer apply for the increased AWA after —

              you choose to apply your Annuity Value to an Annuity Option under the Contract;
              the Maximum Annuity Date under the Contract is reached; or
              the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal and an Annuity Date is established.

            Thus, if you have not qualified for, and have not begun receiving, an increased AWA under the SecurePay NH benefit when the Contract is annuitized, you will not be able to receive an increased annuity payment even if you would have later qualified for the SecurePay NH Benefit. If you have already qualified for, and are receiving, an increased AWA under SecurePay NH when the Contract is annuitized because the Maximum Annuity Date is reached or the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, you will continue to receive the increased annuity payment according to the terms of your rider. Specifically, you will receive the increased payments for the remainder of the 5-Contract Year Maximum Aggregate Nursing Home Benefit Period. You will not need to re-certify your eligibility for the increased payments under the SecurePay NH benefit after your annuity payments begin.

            Termination and Reinstatement of the SecurePay NH Benefit.  The SecurePay FXi rider terminates when the Contract is annuitized. If your SecurePay FXi rider is reinstated, your SecurePay NH benefit will also be reinstated.

            Tax Considerations for the SecurePay NH Benefit.  The tax treatment of the SecurePay NH benefit is uncertain in several respects. Please see "FEDERAL TAX MATTERS, Tax Consequences of SecurePay FXi Rider" and "Qualified Retirement Plans SecurePay FXi Rider." If you are considering purchasing a Qualified Contract with the SecurePay FXi rider, you should consult a tax adviser because the addition of the SecurePay FXi rider could affect the qualification of your Contract and/or the Qualified Plan associated with your Contract.

            Required Minimum Distributions

            If SecurePay FXi is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The SecurePay FXi rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "QUALIFIED RETIREMENT PLANS."

            After the Benefit Election Date, we permit withdrawals from a Qualified Contract that exceed the AWA in order to satisfy the RMD for the Qualified Contract without compromising the SecurePay FXi guarantees. In particular, if you provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal from your Qualified Contract, we will compute an amount that is treated under the SecurePay FXi rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the SecurePay FXi rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal, the entire amount by which the withdrawal exceeds any remaining AWA for the Contract Year will reduce the amount of your future AWA and could reduce your Benefit Base.

            In the future, we may institute certain procedures, including requiring that RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the AWA for the corresponding Contract Year.

            In general, under the SecurePay FXi rider, you may withdraw the greater of (i) your AWA for a Contract Year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your Contract Year.

            Note: If you submit your Benefit Election Form before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum SecurePay Withdrawal for the contract year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the SecurePay FXi rider will be the greater of your first RMD or AWA plus the greater of your second RMD or AWA minus your actual withdrawals in the previous Contract Year. Thereafter, the maximum allowed is the greater of the AWA or the RMD determined as of the preceding December 31st.

            SUSPENSION OR DELAY IN PAYMENTS

            Payments of a surrender or withdrawal of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a surrender or withdrawal of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:

              when the New York Stock Exchange is closed;
              when trading on the New York Stock Exchange is restricted;
              when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account);
              when the SEC, by order, so permits for the protection of security holders; or
              your premium check has not cleared your bank.

            If, pursuant to SEC rules, the Oppenheimer Government Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal, surrender, or death benefit from the Oppenheimer Government Money Fund/VA Sub-Account until the Fund is liquidated.

            We may delay payment of a surrender or withdrawal from the Guaranteed Account for up to six months where permitted.

            SUSPENSION OF CONTRACTS

            If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

            CHARGES AND DEDUCTIONS

            Premium Based Charge

            For each Purchase Payment, we deduct a quarterly Premium Based Charge from your Contract Value during the first seven years after each Purchase Payment is made. This fee reimburses us for expenses related to sales and distribution of the Contract, including commissions we pay to selling brokers, advertising and marketing materials, and other promotional expenses, and is in addition to the surrender charge we may also impose under the Contract (if you withdraw or surrender your Purchase Payments from the Contract) to reimburse us for expenses related to sales and distribution of the Contract. In the event Premium Based Charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the Premium Based Charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

            Premium Based Charge Percentage

            The Premium Based Charge is a percentage of each Purchase Payment. We determine the percentage for each Purchase Payment when we apply the Purchase Payment to your Contract by adding that Purchase Payment to all prior Purchase Payments applied to your Contract Value. We will add together all Purchase Payments received within 90 days of the Issue Date for the purpose of determining the Premium Based Charge percentage for each of them.

            The schedule of Premium Based Charges is shown in the table below.

Current Purchase Payment Plus All Prior Purchase Payments Applied to the Contract	Quarterly Premium Based Charge Percentage (as a percentage of each Purchase Payment)	Annual Equivalent of Premium Based Charge Percentage
Less than $50,000	0.1750%	0.70%
At least $50,000, but less than $100,000	0.1500%	0.60%
At least $100,000, but less than $250,000	0.1250%	0.50%
At least $250,000, but less than $500,000	0.0875%	0.35%
At least $500,000, but less than $1,000,000	0.0625%	0.25%
$1,000,000 or more	0.0375%	0.15%

            We do not separate a Purchase Payment into multiple portions when determining its Premium Based Charge percentage. When a Purchase Payment (which includes all prior Purchase Payments applied to the Contract) falls within one of the "breakpoints" in the table above, the entire amount of the Purchase Payment is subject to the Premium Based Charge percentage applicable to that breakpoint. Charge percentage is established for any Purchase Payment, such percentage is fixed and will not change even if additional Purchase Payments are made or withdrawals are taken. Please see Appendix F for examples of the operation of the Premium Based Charge.

            Amount of Quarterly Premium Based Charge

            We assess the Premium Based Charge for each Purchase Payment subject to the fee on each successive three-month anniversary of the Issue Date (each, a "Quarterly Contract Anniversary"). On the business day following each Quarterly Contract Anniversary, we deduct from your Contract Value an amount equal to the sum of the quarterly fees for all Purchase Payments less than seven years old and received on or before the Quarterly Contract Anniversary.

            Please note that, during the seven years following a Purchase Payment, the amount of the Purchase Payment withdrawn from Contract Value will be subject to the surrender charge and will not reduce the amount of the Premium Based Charge.

            We do not deduct the Premium Based Charge on or after the Annuity Date.

            Surrender Charge (Contingent Deferred Sales Charge)

            General

            Within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. (See "ANNUITY PAYMENTS, Annuity Date.") We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

            The surrender charge reimburses us for expenses related to sales and distribution of the Contract, including commissions, marketing materials, and other promotional expenses, and is in addition to the Premium Based Charge we may also impose under the Contract (during the first seven years after you make a Purchase Payment) to reimburse us for expenses related to sales and distribution of the Contract. In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

            If you have elected the SecurePay FXi rider, we impose a surrender charge on Excess Withdrawals but not on SecurePay Withdrawals. (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi").)

            Free Withdrawal Amount

            Each Contract Year you may withdraw a specified amount, called the "free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges. Withdrawals, including withdrawals of the free withdrawal amount, may be subject to income taxation and may be subject to a 10% federal penalty tax if taken before the Owner reaches age 59-1/2. (See "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.")

            If you have elected the SecurePay FXi rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the free withdrawal amount. (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi").")

            Determining the Surrender Charge

            The surrender charge is a percentage of the Purchase Payment(s) being withdrawn. The charge for each Purchase Payment decreases as the Purchase Payment gets older. The age of a Purchase Payment is measured from the date it is allocated to your Contract.

            When you make a Purchase Payment, we assign that Purchase Payment to a specific surrender charge tier determined by reference to the tiered schedule set forth below. The surrender charge tier assigned to each Purchase Payment is determined by adding that Purchase Payment to all prior Purchase Payments applied to your Contract Value, as shown in the table below. Subsequent Purchase Payments do not change the surrender charge tier assigned to any prior Purchase Payment, with one exception: we will add together all Purchase Payments received within 90 days of the Issue Date for the purpose of determining the surrender charge tier assigned to each of them.

            Surrender Charge Percentages Table

Current Purchase Payment Plus All Prior Purchase Payments Applied to the Contract	Number of Complete Years Elapsed Between the Date the Purchase Payment was Applied to the Contract and the Withdrawal or Surrender Date
	0	1	2	3	4	5	6	7+
Less than $50,000	7.0%	6.0%	6.0%	5.0%	4.0%	3.0%	2.0%	0%
At least $50,000 but less than $100,000	6.0%	5.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0%
At least $100,000 but less than $250,000	5.0%	4.0%	4.0%	3.0%	2.0%	2.0%	1.0%	0%
At least $250,000 but less than $500,000	4.0%	3.0%	3.0%	2.0%	2.0%	1.0%	1.0%	0%
At least $500,000 but less than $1,000,000	3.0%	2.0%	2.0%	2.0%	1.0%	1.0%	0.5%	0%
$1,000,000 or more	2.0%	1.0%	1.0%	1.0%	1.0%	0.5%	0.5%	0%

            We calculate the surrender charge in the following manner:

              We deduct any available free withdrawal amount from the requested withdrawal amount;
              We allocate any withdrawal amount in excess of any free withdrawal amount to Purchase Payments (or portions of Purchase Payments) not previously assessed a surrender charge on a "first-in, first-out" (FIFO) basis; and
              If there is still a portion of the withdrawal amount that has not been allocated (which may occur if the amount withdrawn exceeds the free withdrawal amount plus Purchase Payments not previously assessed a surrender charge, for example, if there has been gain in the Contract Value since the previous Contract Anniversary), then we will allocate this remaining amount pro-rata to such Purchase Payments.

            The surrender charge is the total of each of these allocated amounts multiplied by its applicable surrender charge percentage, as shown above. If at the time of withdrawal, all Purchase Payments have already been withdrawn from the Contract, then we will apply the surrender charge percentage associated with the most recent Purchase Payment we accepted to the amount withdrawn (in excess of any free withdrawal amount).

            Refer to Appendix B for an example of how the surrender charge is calculated.

            We will monitor the amount of the surrender charge we assess such that the amount of any surrender charge we impose, when added to any Premium Based Charge and surrender charge previously paid on the Contract, will not exceed nine percent (9%) of aggregate Purchase Payments made to date for your Contract.

            Waiver of Surrender Charges

            We will waive any applicable surrender charge if, at any time after the first Contract Year:

              you are first diagnosed as having a terminal illness by a physician who is not related to you or the Annuitant; or, you enter, for a period of at least ninety (90) days, a facility which is both licensed by the state or operated pursuant to state law; and
                qualified as a skilled nursing home facility under Medicare or Medicaid.

            The term "terminal illness" means that you are diagnosed as having a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in your death in 12 months or less. A "physician" is a medical doctor licensed by a state's Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license. You must submit written proof satisfactory to us of a terminal illness or nursing home confinement. We reserve the right to require an examination by a physician of our choice at our expense.

            Once we have granted the waiver of surrender charges under the provision described above, no surrender charges will apply to the Contract in the future and we will accept no additional Purchase Payments. If any Owner is not an individual, the waiver of surrender charge provisions described above will apply to the Annuitant. For a period of one year after any change of ownership involving a natural person, we will not waive the surrender charges under the provision described above.

            If the surrender charge is waived, payments will still be treated for federal tax purposes as withdrawals from the Contract. (See "FEDERAL TAX MATTERS.")

            We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in savings of sales expenses, or where the sponsor of a Qualified Plan determines to surrender a Qualified Contract when there has been a modification to the Investment Options available under the Contract. We will determine the entitlement to such a reduction in surrender charge.

            We may also waive surrender charges on withdrawals taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life annuity contracts. (See "QUALIFIED RETIREMENT PLANS.") During any Contract Year, the total amount of such withdrawals will reduce the free withdrawal amount available on any subsequent withdrawal.

            Payment of the Surrender Charge on Withdrawals

            We will deduct the surrender charge associated with a withdrawal either from the amount withdrawn (a "gross" withdrawal) or from your remaining Contract Value (a "net" withdrawal), based on your instructions.

              In a "gross" withdrawal, you request a specific withdrawal amount, and we reduce that amount by the amount of the surrender charge. Therefore, you will receive less than the dollar amount of the withdrawal you requested. If you choose to have us withhold for taxes, we will reduce the amount we pay you by the amount we withhold.
              In a "net" withdrawal, you request a specific withdrawal amount, and we deduct the surrender charge from your remaining Contract Value by withdrawing the charge from the Investment Options in which you invest in the same proportion as the withdrawal upon which the charge is assessed. Therefore, we will deduct a larger amount from your Contract Value than the withdrawal amount you specified.

            If you do not indicate whether you would like a "gross" or a "net" withdrawal when you submit your withdrawal request, then we will process your withdrawal request as a gross withdrawal.

            Waiver of Premium Based and Surrender Charges

            We may waive surrender charges and the Premium Based Charge (1) for Contracts issued in connection with fee-only arrangements between the Owner and the registered representative of the selling broker-dealer; (2) for Contracts issued to employees and registered representatives of any member of the selling group, or to officers, directors, trustees or bona-fide full time employees of Protective Life or the investment advisers of any of the Funds or their affiliated companies (based upon the Owner's status at the time the Contract is purchased) and (3) in order to facilitate exceptions to our normally issued product guidelines. In all cases, no marketing expenses or sales commissions are associated with such Contracts.

            Mortality and Expense Risk Charge

            To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to 0.80% of the average daily net assets of the Variable Account attributable to your Contract.

            The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We expect to make a reasonable profit with respect to the Contracts. We may make a profit or incur a loss from the mortality and expense risk charge. Any profit, including profit from the mortality and expense risk charge, may be used to finance distribution and other expenses.

            Administration Charge

            We will deduct an administration charge equal, on an annual basis, to 0.10% of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

            Death Benefit Fees

            Return of Purchase Payments Death Benefit. We do not charge any additional fee for the Return of Purchase Payments Death Benefit.

            Maximum Anniversary Value Death Benefit Fee. If you select the Maximum Anniversary Value Death Benefit, we assess a fee to compensate us for the cost of providing this optional death benefit. The fee is equal, on an annualized basis, to 0.20% of your death benefit value measured on each Monthly Anniversary Date. The value of your Maximum Anniversary Value Death Benefit on any Monthly Anniversary Date is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest anniversary value attained as of that day. (See “DEATH BENEFIT, Maximum Anniversary Value Death Benefit“ for a more complete description.) For example, if on a Monthly Anniversary Date your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your greatest anniversary value attained of $120,000.

            Maximum Quarterly Value Death Benefit Fee. If you select the Maximum Quarterly Value Death Benefit, we assess a fee to compensate us for the cost of providing this optional death benefit. The fee is equal, on an annualized basis, to 0.25% of your death benefit value measured on each Monthly Anniversary Date. The value of your Maximum Quarterly Value Death Benefit on any Monthly Anniversary Date is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest quarterly value attained as of that day. (See “DEATH BENEFIT, Maximum Quarterly Value Death Benefit” for a more complete description.) For example, if on a Monthly Anniversary Date your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your greatest quarterly value attained of $120,000

            Deduction of Maximum Anniversary and Maximum Quarterly Death Benefit Fee. We calculate the death benefit fee as of each Monthly Anniversary Date on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Date. We will deduct the death benefit fee pro-rata from the Investment Options (e.g., in the same proportion that each Investment Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your Maximum Anniversary Value Death Benefit or Maximum Quarterly Value Death Benefit. We deduct this fee whether or not the value of the death benefit is greater than the Contract Value on the Contract Anniversary the fee is deducted. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See “FEDERAL TAX MATTERS.”) We do not assess a death benefit fee after the Annuity Date.

            SecurePay Fee

            If you have elected the SecurePay FXi rider, we deduct a fee for the rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Date that occurs after each Valuation Period containing a Monthly Anniversary Date. The monthly fee is deducted from the Sub-Accounts in the same proportion that the value of each Sub-Account bears to the total Contract Value in the Variable Account on that date.

            The SecurePay Fee for the SecurePay FXi rider is currently 1.25% (1.35% under RightTime) of your Benefit Base. We reserve the right to increase the SecurePay Fee if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the rider. We will not increase the SecurePay Fee above a maximum of 2.20% of your Benefit Base, however.

            If we increase the SecurePay Fee, we will give you at least 30 days' written notice prior to the increase which notice will identify the date the increase in the SecurePay Fee will take place and provide instructions on how to accept or decline the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your rider will not terminate. All subsequent Quarterly Values under the rider will be $0. If a Highest Quarterly Value established before you decline a fee increase becomes the Benefit Base on the next Contract Anniversary, a new roll-up period will begin. Otherwise, you will give up the opportunity for any future increases in the Benefit Base attributable to the calculation of the Highest Quarterly Value. You will continue to be assessed your current SecurePay Fee. If you purchased the SecurePay FXi rider, we will continue to calculate the SecurePay Roll-up Value, and will increase your Benefit Base by the amount of any increase in the SecurePay Roll-up Value for the remainder of the current Roll-up Period. (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi").")

            SecurePay Medical Evaluation Fee.  Under the SecurePay FXi rider, we will assess a charge for evaluating your request for an increased Annual Withdrawal Amount ("AWA") if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA. The current fee is $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "FEDERAL TAX MATTERS.")

            Transfer Fee

            Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Investment Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

            Contract Maintenance Fee

            Prior to the Annuity Date, we deduct a contract maintenance fee of $50 from the Contract Value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Investment Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders and associated surrender charges equals or exceeds $75,000 on the date we are to deduct the contract maintenance fee.

            Fund Expenses

            The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund's assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds for information about the Funds.)

            Premium Taxes

            Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a surrender or withdrawal, death or annuitization.

            Other Taxes

            Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

            Other Information

            We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. See "DISTRIBUTION OF THE CONTRACTS" for more information about payments we make to the broker-dealers.

            ANNUITY PAYMENTS

            Annuity Date

            On the Issue Date, the Annuity Date is the oldest Owner's or Annuitant's 95th birthday. You may elect a different Annuity Date, provided that it is no later than the oldest Owner's or Annuitant's 95th birthday (the "Maximum Annuity Date"). You may not choose an Annuity Date that is less than 3 years after the most recent Purchase Payment. Distributions from Qualified Contracts may be required before the Annuity Date. We will terminate the SecurePay FXi rider if in effect on the Annuity Date. (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi").")

            Changing the Annuity Date

            The Owner may change the Annuity Date by Written Notice. The new Annuity Date must be at least 30 days after the date we receive the written request and no later than the oldest Owner's or Annuitant's 95th birthday. You may not choose a new Annuity Date that is less than 3 years after the most recent Purchase Payment. You also must elect as your Annuity Option either payments for the life of the Annuitant with no certain period or for a certain period of no less than 10 years.

            Annuity Value

            The Annuity Value is the amount we will apply to the Annuity Option you have selected. Generally the Annuity Value is your Contract Value on the Annuity Date, less any applicable fees, charges and premium tax on that date. In the circumstances described below, however, we may use an Annuity Value that is higher than the Contract Value or that includes a bonus amount.

            PayStream Plus Annuitization Benefit

            (not available in New Hampshire or Utah)

            If your Annuity Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, your Annuity Value will be your Contract Value on the Annuity Date plus 2% of the Contract Value on that date, less any applicable fees, charges and premium tax.

            Annuity Income Payments

            On the Annuity Date, we will apply your Annuity Value to the Annuity Option you have selected to determine your annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period.

            Fixed Income Payments

            Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

            Variable Income Payments

            Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). "Commuted value" is the present value of the future variable income payments made over the selected certain period, discounted back at an Assumed Investment Return. Refer to Appendix C for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).

            A surrender charge will apply if you fully or partially surrender variable income payments within 7 years after our receipt of any Purchase Payment. In this case, the surrender charge will be determined as described in the "Charges and Deductions, Surrender Charge" section of this prospectus, but without regard to any free withdrawal amount that may have otherwise been available.

            Annuity Units

            On the Annuity Date, we will apply the Annuity Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the NewYork Stock Exchange on the Annuity Date. If the Annuity Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

            Determining the Amount of Variable Income Payments

            We will determine the amount of your variable income payment no earlier than five Valuation Dates before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

            We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payments attributable to each Sub-Account.

            The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

              is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;
              is the Annuity Unit value for the preceding Valuation Period; and
              is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

            The AIR is equal to 5%.

            If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.

            Refer to Appendix C for an explanation of the variable income payment calculation.

            Exchange of Annuity Units

            After the Annuity Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month, and allow no exchanges between the Guaranteed Account and the Variable Account.

            Annuity Options

            You may select an Annuity Option, or change your selection by Written Notice that Protective Life receives no later than 30 days before the Annuity Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Date. We will send you a notice in advance of your Annuity Date which asks you to select your Annuity Option. If you have not selected an Annuity Option within 30 days of the Annuity Date, we will apply your Annuity Value to Option B Life Income with Payments for a 10 Year Certain Period, with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.

            You may select from among the following Annuity Options:

            Option A — Payments For a Certain Period:

            We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.

            Option B — Life Income With Or Without A Certain Period:

            Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, no payments will be made after the death of the Annuitant(s), no matter how few or how many payments have been made. This means the Payee will receive no annuity payments if the Annuitant(s) dies before the first scheduled payment, will receive only one payment if death occurs before the second scheduled payment, and so on.

            Additional Option:

            You may use the Annuity Value to purchase any annuity contract that we offer on the date you elect this option.

            When selecting an Annuity Option, you should bear in mind that the amount of each payment for a certain period compared to the amount of each payment for life (either with or without a certain period) depends on the length of the certain period chosen and the life expectancy of the Annuitant(s). The longer the life expectancy, the lower the payments. Generally, the shorter the certain period chosen, the higher the payments. You also should consider that, assuming Annuitants with the same life expectancy, choosing Option B — Life Income Without a Certain Period will result in larger annuity payments than Option B — Life Income with a Certain Period (although the Payee will receive more payments under Option B — Life Income with a Certain Period if the Annuitant dies before the end of the certain period). You should consult your sales representative to discuss which Annuity Option would be most appropriate for your circumstances.

            At this time Protective does not allow a "partial annuitization," i.e., we do not allow you to apply a portion of your Contract Value to an annuity option while maintaining the remaining Contract Value available for withdrawals or a surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.

            Minimum Amounts

            If your Annuity Value is less than $5,000 on the Annuity Date, we reserve the right to pay the Annuity Value in one lump sum if, in our sole discretion, we determine that a single payment is necessary to avoid excessive administrative costs. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

            Death of Annuitant or Owner After Annuity Date

            In the event of the death of any Owner on or after the Annuity Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Date and before all benefits under the Annuity Option you selected have been paid, we will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

            YIELDS AND TOTAL RETURNS

            From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.

            Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the Prospectuses for the Funds.)

            Yields

            The yield of the Oppenheimer Government Money Fund/VA Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

            The yield of a Sub-Account (except the Oppenheimer Government Money Fund/VA Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

            Total Returns

            The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.

            Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

            Standardized Average Annual Total Returns

            The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract and any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes.

            When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

            Until a Sub-Account (other than the Oppenheimer Government Money Fund/VA Sub-Account) has been in operation for 10years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Government Money Fund/VA Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

            Non-Standard Average Annual Total Returns

            In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

            Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

            Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed.

            Performance Comparisons

            Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

            Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

            Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

            Other Matters

            Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

            All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

            FEDERAL TAX MATTERS

            Introduction

            The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

            This discussion does not address federal estate, gift, or generation skipping transfer taxes, or any state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

            The Company's Tax Status

            Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

            TAXATION OF ANNUITIES IN GENERAL

            Tax Deferral During Accumulation Period

            Under existing provisions of the Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

              the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;
              the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and
              the Owner is an individual (or an individual is treated as the Owner for tax purposes).

            Diversification Requirements

            The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contract Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

            Ownership Treatment

            In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

            The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more investment options to which to allocate purchase payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

            Nonnatural Owner

            As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

            In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

              Contracts acquired by an estate of a decedent by reason of the death of the decedent;
              certain Qualified Contracts;
              Contracts purchased by employers upon the termination of certain Qualified Plans;
              certain Contracts used in connection with structured settlement agreements; and
              Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

            Delayed Annuity Dates

            If the Contract's Annuity Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

            The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

            Taxation of Withdrawals and Surrenders

            In the case of a withdrawal, amounts you receive are generally includable in income to the extent your Contract Value before the withdrawal exceeds your "investment in the contract" (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic withdrawal plan are treated for tax purposes as withdrawals, not annuity payments. In the case of a surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the "investment in the contract" at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

            Withdrawals and surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Withdrawals and surrenders may also be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

            Under the Waiver of Surrender Charges provision of the Contract, amounts we distribute may not be subject to surrender charges if you have a terminal illness or enter, for a period of at least 90 days, certain nursing home facilities. However, such distributions will be treated as withdrawals for federal income tax purposes.

            As described elsewhere in this Prospectus, the Company assesses a fee with respect to the Maximum Anniversary Value Death Benefit and the Maximum Quarterly Value Death Benefit — death benefit-based fees. The Company also assesses a fee for determining whether it will allow an increased annual amount of SecurePay Withdrawals for certain medical conditions. It is possible that these fees (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract.

            Taxation of Annuity Payments

            Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the "investment in the contract" (defined above) you allocate to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

            Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

            There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal law. You should consult a tax advisor in those situations.

            Annuity income payments may be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

            Tax Consequences of the Optional SecurePay FXi Rider

            Withdrawals, pledges, or gifts.  In general, SecurePay Withdrawals are treated for tax purposes as withdrawals. As described elsewhere, in the case of a withdrawal, an assignment or pledge of any portion of a Contract, or a transfer of the Contract without adequate consideration, the Owner will be required to include in income an amount determined by reference to the excess of his or her Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract" at the time of the transaction. If you purchase the SecurePay FXi rider, the IRS may determine that the income in connection with such transactions should be determined by reference to the excess of the greater of (1) the AWA or (2) the Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract."

            Annuity Payments.  If the oldest Owner's or Annuitant's 95th birthday occurs while the SecurePay FXi rider is in effect, and we provide monthly payments equal to the greater of (1) the AWA divided by 12, and (2) payments under a life annuity with a 10 year certain period, we will treat such monthly payments as annuity income payments. Also, if the Contract Value is reduced to zero due to the deduction of fees and charges or a SecurePay Withdrawal, we will treat periodic payments made on or after the Annuity Date established under the SecurePay settlement as annuity income payments. As described above, annuity income payments are includable in gross income to the extent they exceed the exclusion amount. Once the total amount of the investment in the contract is excluded from income, annuity income payments will be fully taxable. It is possible that the total amount of the investment in the contract will be excluded from income as a result of withdrawals taken prior to the Annuity Date established under the SecurePay settlement, in which case all payments made on or after that date will be fully includable in income.

            SecurePay NH.  The proper characterization for federal income tax purposes of the SecurePay NH benefit is unclear. We believe that the increased AWA payable because of confinement in a nursing home will be treated as a taxable payment under your annuity contract (as described above) and will not be excludable from your income as a payment under a long term care insurance contract. It is possible that the IRS could determine that the SecurePay NH benefit provides a form of long term care insurance coverage. In that event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your Contract, and (2) the amount of income attributable to AWA payments could differ from the amounts described above.

            Taxation of Death Benefit Proceeds

            Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

              if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above; or
              if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

            After the Annuity Date, if a guaranteed period exists under a life income Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

              if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or
              if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

            Proceeds payable on death may be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

            Assignments, Pledges, and Gratuitous Transfers

            Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. If the entire Contract Value is assigned or pledged, subsequent increases in the Contract Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the investment in the contract at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal law.

            Penalty Tax on Premature Distributions

            Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract (e.g. withdrawals, surrenders, annuity payments, death benefit proceeds, assignments, pledges, and gratuitous transfers) that is includable in income unless the payment is:

              received on or after the Owner reaches age 59-1/2;
              attributable to the Owner's becoming disabled (as defined in the tax law);
              made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);
              made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or
              made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

            Certain other exceptions to the 10% penalty tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

            Aggregation of Contracts

            In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders prior to the Annuity Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

            Exchanges of Annuity Contracts

            We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If you exchange all of another annuity contract and the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a withdrawal, surrender, annuity income payment, or death benefit).

            If you exchange part of an existing contract for the Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax.

            You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

            Medicare Hospital Insurance Tax on Certain Distributions

            Effective for tax years beginning after December 31, 2012, a Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from nonqualified annuities. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

            Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

            In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

            QUALIFIED RETIREMENT PLANS

            In General

            The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Those who are considering the purchase of a Contract for use in connection with a Qualified Plan should consider, in evaluating the suitability of the Contract, that the Contract requires a minimum initial Purchase Payment of at least $10,000 and that additional Purchase Payments may be limited or not accepted. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

            The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic withdrawals, withdrawals, and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

            In the case of Qualified Contracts, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities (IRAs), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70-1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Contract, as well as the PayStream Plus annuitization benefit, the benefits under the SecurePay FXi rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section401(a)(9), may increase the amount of the minimum required distribution that must be taken from your Contract.

            There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

              received on or after the date the Owner reaches age 59-1/2;
              received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or
              made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

            These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under section 401, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. You must meet special conditions to be eligible for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax advisor. Certain other exceptions to the 10% penalty tax not described herein also may apply.

            When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

            Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

            Individual Retirement Accounts and Annuities

            Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted on the persons who may be eligible and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

            However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Code, or a "Simple IRA" under Section 408(p) of the Code.

            Roth IRAs

            Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

            A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59-1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence when the Owner attains age 70-1/2. A Roth IRA may accept a "qualified rollover contribution" from (1) a non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

            IRA to IRA Rollovers and Transfers

            A rollover contribution is a tax-free movement of amounts from one IRA to another within 60 days after you receive the distribution. In particular, a distribution from a non-Roth IRA generally may be rolled over tax-free within 60 days to another non-Roth IRA, and a distribution from a Roth IRA generally may be rolled over tax-free within 60 days to another Roth IRA. A distribution from a Roth IRA may not be rolled over (or transferred) tax-free to a non-Roth IRA.

            A rollover from any one of your IRAs (including IRAs you have with another company) with another IRA is allowed only once within a one-year period. This limitation applies on an aggregate basis and applies to all types of your IRAs, meaning that you cannot make an IRA to IRA rollover if you have made such a rollover involving any of your IRAs in the preceding one-year period. For example, a rollover between your Roth IRAs would preclude a separate rollover within the one-year period between your non-Roth IRAs, and vice versa. The one-year period begins on the date that you receive the IRA distribution, not the date it is rolled over into another IRA.

            If the IRA distribution does not satisfy the rollover rules, it may be (1) taxable in the year distributed, (2) subject to a 10% tax on early distributions, and (3) treated as a regular contribution to the recipient IRA, which could result in an excess contribution.

            If you inherit an IRA from your spouse, you generally can roll it over into an IRA established for you, or you can choose to make the inherited IRA your own. If you inherited an IRA from someone other than your spouse, you cannot roll it over, make it your own, or allow it to receive rollover contributions.

            A rollover from one IRA to another is different from a direct trustee-to-trustee transfer of your IRA assets from one IRA trustee to another IRA trustee. A "trustee-to-trustee" transfer is not considered a rollover and is not subject to the 60-day rollover requirement or the one rollover per year rule. In addition, a rollover between IRAs is different from direct rollovers from certain Qualified Plans to non-Roth IRAs and "qualified rollover contributions" to Roth IRAs.

            Pension and Profit-Sharing Plans

            Section 401(a) of the Code permits employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.

            Pension and profit sharing plans are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In that regard, the Contract requires a minimum initial Purchase Payment of at least $10,000. In addition, each Purchase Payment is subject to a fee, which is a percentage of the cumulative Purchase Payments. The percentage decreases as the cumulative Purchase Payments increase. Also, the Annual Contract Maintenance Fee is waived for Contract Values that are greater than $75,000. In evaluating whether the Contract is suitable for purchase in connection with such a plan, you should consider the effect the Contract Maintenance Fee waiver, the minimum initial Purchase Payment and the Premium Based Charge have on the plan's compliance with applicable nondiscrimination requirements. Violation of these rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice.

            Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations.

            Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization under a Section 457 plan will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

            SecurePay FXi

            Protective offers for an additional charge the SecurePay FXi rider, which is a protected lifetime income benefit rider. As noted above, Qualified Plans are subject to numerous special requirements and there is no authoritative guidance from the IRS on the effects on a Qualified Plan of the purchase of a protected lifetime income benefit such as SecurePay FXi rider. Plan fiduciaries should consult a tax advisor before purchasing a Qualified Contract with the SecurePay FXi rider because the purchase of the SecurePay FXi rider could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract. For example, it is unclear whether the SecurePay FXi rider is part of the "balance of the employee's account" within the meaning of Code Section 411(a)(7), and, if so, whether a discontinuance or adjustment in the SecurePay FXi rider coverage (such as upon the participant taking an "excess" withdrawal, or reallocating to another investment option within the plan) can result in an impermissible forfeiture under Code Section 411(a). In addition, certain types of Qualified Plans, such as a profit sharing plan under section 401(a) of the Code, must comply with certain qualified joint and survivor annuity rules ("QJSA rules") if a participant elects to receive a life annuity. The manner in which the QJSA rules apply to the SecurePay FXi rider is unclear. For example, it is unclear whether an election to receive benefits under the rider could be viewed as the election of a life annuity triggering certain spousal consent requirements. Noncompliance with the QJSA rules could affect the qualification of the Qualified Plan associated with the Contract. There may be other aspects of the SecurePay FXi rider that could affect a Qualified Plan's tax status which are not discussed here.

            When a SecurePay FXi rider is purchased, one of the benefits available is the SecurePay NH benefit. The proper characterization for federal income tax purposes of the SecurePay NH benefit is unclear. We believe the better characterization of the SecurePay NH benefit is that it is an annuity benefit and the increased AWA payments made under the SecurePay NH benefit are payments from your annuity. However, it is possible that the IRS could determine that the SecurePay NH benefit provides a form of long term care insurance coverage or some other type of "incidental benefit." The tax consequences of such a characterization are uncertain, but it could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract.

            Direct Rollovers

            If your Contract is used in connection with a pension or profit-sharing plan qualified under Section 401(a) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

            Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

            FEDERAL INCOME TAX WITHHOLDING

            In General

            Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

            Nonresident Aliens and Foreign Corporations

            The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers or beneficiaries that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

            FATCA Withholding

            If the payee of a distribution from the Contract is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

            GENERAL MATTERS

            Error in Age or Gender

            When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

            If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

            Incontestability

            We will not contest the Contract.

            Non-Participation

            The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

            Assignment or Transfer of a Contract

            You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. (See "TAXATION OF ANNUITIES IN GENERAL, Assignments, Pledges and Gratuitous Transfers" in the prospectus.)

            Notice

            All instructions and requests to change or assign the Contract must be in writing in a form acceptable to us, signed by the Owner(s), and received at our Administrative Office. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

            Modification

            No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

            Reports

            At least annually prior to the Annuity Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

            Settlement

            Benefits due under this Contract are payable from our Administrative Office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

            Receipt of Payment

            If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

            Protection of Proceeds

            To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

            Minimum Values

            The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

            Application of Law

            The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Code and with applicable regulations.

            No Default

            The Contract will not be in default if subsequent Purchase Payments are not made.

            DISTRIBUTION OF THE CONTRACTS

            We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

            IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

            We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of IDI's operating and other expenses.

            We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our other variable annuity contracts. The commission and additional asset-based sales compensation figures below do not reflect commissions or additional asset-based sales compensation paid in connection with sales of the Contracts for 2014 and 2013 since sales of the Contracts had not commenced prior July 2015. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2013	$118,126,390
December 31, 2014	$86,120,789
December 31, 2015	$

            We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.

            Selling Broker-Dealers

            We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.

            Compensation Paid to All Selling Broker-Dealers.  We pay commissions as a percentage of initial and subsequent Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the distribution agreement, we do not expect them to exceed 8% of any Purchase Payment (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

            The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

            Additional Compensation Paid to Selected Selling Broker-Dealers.  In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments and/or premiums we receive on our variable insurance products (including the Contracts), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Contract Values and Variable Account values of the Contracts). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments and/or premiums (including Purchase Payments for the Contracts) and/or maintaining a specified amount of contract and policy value (including Contract Values of the Contracts) with us.

            The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.

            In 2015, we paid additional asset-based compensation to the Selling Broker-Dealers [Edward Jones, UBS, ProEquities, Essex National Securities, Inc., AIG Advisor Group, LPL Financial, Raymond James, NFP Securities, Stifel, Nicolaus & Company, Investment Professionals, Inc., CUSO Financial Services and BBVA Compass Investment Solutions, Inc.] in connection with the sale of our other variable insurance products. Some of these payments were substantial.

            These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Contracts) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

            We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

            Arrangements with Affiliated Selling Broker-Dealer.  In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

            Inquiries

            You may make inquiries regarding a Contract by writing to Protective Life at its Administrative Office.

            CEFLI

            Protective Life Insurance Company is a member of the Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in its advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

            LEGAL PROCEEDINGS

            Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on IDI's, Protective Life's or the Variable Account's financial position. We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased insureds and contract owners. In addition, we are the subject of multiple state Insurance Department inquiries and a multistate market conduct examination with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on IDI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the contract.

            CYBER-SECURITY RISKS

            Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on our website and other operational disruption and unauthorized release of confidential Owner information. Cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of transfer orders from our website or with the Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber-security risks may also impact the issuers of securities in which the Funds invest, which may cause your Contract to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

            VOTING RIGHTS

            In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

            The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Date, the Owner's percentage interest, if any, will be percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Date, the Owner's percentage interest, if any, will be percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

            The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

            It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

            Protective Life will send or make available to each person having a voting interest in a Sub-Account proxy materials, reports, and other material relating to the appropriate Fund.

            FINANCIAL STATEMENTS

            The audited statement of assets and liabilities of The Protective Variable Annuity Separate Account as of December 31, 2015 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2015 and 2014 as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

            The audited consolidated balance sheets for Protective Life as of December 31, 2015 and 2014 and the related consolidated statements of income, share-owner's equity, and cash flows for the three years in the period ended December 31, 2015 and the related financial statement schedules as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

            STATEMENT OF ADDITIONAL INFORMATION

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

            APPENDIX A

            DEATH BENEFIT CALCULATION EXAMPLES

            The purpose of the following examples is to illustrate the Return of Purchase Payments, Maximum Anniversary Value, and Maximum Quarterly Value Death Benefits when the SecurePay FXi rider has been elected and when the SecurePay FXi rider has not been elected. Each example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The examples reflect the deduction of fees and charges. The examples are not representative of past or future performance and are not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

            Example of Death Benefit Calculation — Return of Purchase Payments Death Benefit When Owning the SecurePay FXi Rider

            Assumptions:

              Owner is 60 years old on the Issue Date (1/1/2010)
              Selected Return of Purchase Payments Death Benefit at the time of Contract purchase
              Purchased the SecurePay FXi rider (available only at the time of Contract purchase)
              Elected Single Life Coverage under the SecurePay FXi rider
              Set the Benefit Election Date on 11/30/2014 and began taking SecurePay Withdrawals
              Owner passed away on 7/1/2015
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Benefit Base	Adjusted Withdrawal Amount	Return of Purchase Payments Death Benefit
1/1/10	Contract Issue	N/A	100,000(A)	N/A	100,000	100,000	—	100,000
1/1/11	Anniversary	120,000(B)	—	—	120,000	120,000	—	120,000
5/15/11	Purchase Payment	130,000	80,000(C)	—	210,000(D)	210,000	—	210,000
1/1/12	Anniversary	202,000	—	—	202,000	220,500	—	202,000
4/1/12	Withdrawal	208,000	—	25,000(E)	183,000(F)	203,697	21,635(G)	183,000(H)
1/1/13	Anniversary	190,000	—	—	190,000	213,882	—	190,000
7/1/13	Quarterly Anniversary	195,000	—	—	195,000	213,882	—	195,000
1/1/14	Anniversary	180,000	—	—	180,000	224,576	—	180,000
11/30/14	SecurePay WD	175,000	—	11,229(I)	163,771	224,576	11,229(J)	163,771(K)
1/1/15	SecurePay WD	165,000		11,229(L)	153,771	224,576	11,229	153,771
3/31/15	Excess Withdrawal	158,000	—	16,000(M)	142,000	217,795	14,900(N)	142,000(O)
7/1/15	Owner Death	125,000(P)	—	—	125,000	217,795	—	125,000(Q)

            (A) Contract is issued with a Purchase Payment of $100,000.

            (B) This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

            (C) A Purchase Payment of $80,000 is made on 5/15/2011 (no purchase payments are allowed more than two years after the rider issue date or election date, whichever comes first).

            (D) $210,000 = $130,000 + $80,000.

            (E) A withdrawal of $25,000 (including applicable surrender charges) is made. This withdrawal is made before the SecurePay rider's Benefit Election Date.

            (F) $183,000 = $208,000 - $25,000.

            (G) The "Adjusted Withdrawal Amount" is used to adjust the Return of Purchase Payments Death Benefit for withdrawals. The adjustment for each withdrawal before the Benefit Election Date is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $180,000, the adjusted withdrawal amount is $21,635 = $25,000 / $208,000 * $180,000.

            (H) The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $183,000 = the greater of $183,000 or $158,365 ($100,000 + $80,000 - $21,635) respectively.

            (I) The SecurePay Benefit Election Date is set on 11/30/2014, and the first SecurePay Withdrawal of $11,229 is taken.

            (J) For SecurePay withdrawals the death benefit is adjusted dollar for dollar, so the Adjusted Withdrawal Amount is $11,229.

            (K) The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $163,771 = the greater of $163,771 or $147,137 ($100,000 + $80,000 - $21,635 - $11,229) respectively.

            (L) A withdrawal of $11,229 is made on 1/1/2015. This amount is equal to the Annual Withdrawal Amount for this Contract Year. Since the Maximum Withdrawal Percentage is 5%, we have $11,229 = $224,576 * 5%.

            (M) An Excess Withdrawal under the SecurePay rider of $16,000 is made on 3/31/2015.

            (N) The adjustment for each Excess Withdrawal under the SecurePay rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $147,137, the adjusted withdrawal amount is $14,900 = $16,000 / $158,000 * $147,137.

            (O) The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $142,000 = the greater of $142,000 or $121,008 ($100,000 + $80,000 - $21,635 - $11,229 - $11,229 - $14,900) respectively.

            (P) The Owner dies on 7/1/2015 and the Contract Value at that time has declined to $125,000.

            (Q) The actual Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $125,000 = greater of $125,000 or $121,008 ($100,000 + $80,000 - $21,635 - $11,229 - $11,229 - $14,900) respectively.

            Example of Death Benefit Calculation — Maximum Anniversary Value Death Benefit When Owning the SecurePay FXi Rider

            Assumptions:

              Owner is 60 years old on the Issue Date (1/1/2010)
              Purchased Maximum Anniversary Value Death Benefit at the time of Contract purchase
              Purchased the SecurePay FXi rider
              Elected Single Life Coverage under the SecurePay FXi rider
              Set the Benefit Election Date on 11/30/2014 and began taking SecurePay Withdrawals
              Owner passed away on 7/1/2015
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Benefit Base	Adjusted Withdrawal Amount	Anniversary Value(A)	Maximum Anniversary Value Death Benefit
1/1/10	Contract Issue	N/A	100,000(B)	N/A	100,000	100,000	—	100,000	—
1/1/11	Anniversary	120,000(C)	—	—	120,000	120,000	—	134,829	—
5/15/11	Purchase Payment	130,000	80,000(D)	—	210,000(E)	210,000	—	—	—
1/1/12	Anniversary	202,000	—	—	202,000	220,500	—	136,829	—
4/1/12	Withdrawal	208,000	—	25,000(F)	183,000(G)	203,697	25,240(H)	—	—
1/1/13	Anniversary	190,000	—	—	190,000	213,882	—	150,070(I)	—
7/1/13	Quarterly Anniversary	195,000	—	—	195,000	213,882	—	—	—
1/1/14	Anniversary	180,000	—	—	180,000	224,576	—	140,070	—
11/30/14	SecurePay WD	175,000	—	11,229(J)	163,771	224,576	11,229(K)	135,070(L)	—
1/1/15	SecurePay WD	165,000		11,229(M)	153,771	224,576	11,229	136,299	—
3/31/15	Excess Withdrawal	158,000	—	16,000(N)	142,000	217,795	17,473(O)	—	—
7/1/15	Owner Death	125,000(P)	—	—	125,000	217,795	—	—	150,070(Q)

            (A) Each Anniversary Value is calculated specifically with the assumption of death on 7/1/2015.

            (B) Contract is issued with a Purchase Payment of $100,000.

            (C) This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

            (D) A Purchase Payment of $80,000 is made on 5/15/2011 (no purchase payments are allowed more than two years after the rider issue date or election date, whichever comes first).

            (E) $210,000 = $130,000 + $80,000.

            (F) A withdrawal of $25,000 (including applicable surrender charges) is made. This withdrawal is made before the SecurePay rider's Benefit Election Date.

            (G) $183,000 = $208,000 - $25,000.

            (H) The "Adjusted Withdrawal Amount" is used to adjust the Maximum Anniversary Value Death Benefit for withdrawals. The adjustment for each withdrawal before the Benefit Election Date is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $210,000, the adjusted withdrawal amount is $25,240 = $25,000 / $208,000 * $210,000.

            (I) Each Anniversary Value equals the Contract Value on the contract anniversary plus all Purchase Payments since that contract anniversary minus an adjustment for each withdrawal since that contract anniversary. $150,070 = $190,000 - $11,229 - $11,229 - $17,473. Also, this value is the greatest anniversary value for the Maximum Anniversary Value calculation.

            (J) The SecurePay Benefit Election Date is set on 11/30/2014, and the first SecurePay Withdrawal of $11,229 is taken.

            (K) For SecurePay withdrawals the death benefit is adjusted dollar for dollar, so the Adjusted Withdrawal Amount is $11,229.

            (L) Each Anniversary Value equals the Contract Value on the contract anniversary plus all Purchase Payments since that contract anniversary minus an adjustment for each withdrawal since that contract anniversary. $135,070 = $175,000 - $11,229- $11,229 - $17,473.

            (M) A withdrawal of $11,229 is made on 1/1/2015. This amount is equal to the Annual Withdrawal Amount for this Contract Year. For this example assume Since the Maximum Withdrawal Percentage is 5%. $11,229 = $224,576 * 5%.

            (N) An Excess Withdrawal under the SecurePay rider of $16,000 is made on 3/31/2015.

            (O) The adjustment for each Excess Withdrawal under the SecurePay rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $172,542, the adjusted withdrawal amount is $17,473 = $16,000 / $158,000 * $172,542.

            (P) The Owner dies on 7/1/2015 and the Contract Value at that time has declined to $125,000.

            (Q) The Maximum Anniversary Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest anniversary value attained. $150,070 = the greatest of $125,000 or $114,829 ($100,000 + $80,000 - $25,240- $11,229 - $11,229 - $17,473) or $150,070, respectively.

            Example of Death Benefit Calculation — Maximum Quarterly Value Death Benefit When Owning the SecurePay FXi Rider

            Assumptions:

              Owner is 60 years old on the Issue Date (1/1/2010)
              Purchased Maximum Quarterly Value Death Benefit at the time of Contract purchase
              Purchased the SecurePay FXi rider
              Elected Single Life Coverage under the SecurePay FXi rider
              Set the Benefit Election Date on 11/30/2014 and began taking SecurePay Withdrawals
              Owner passed away on 7/1/2015
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Benefit Base	Adjusted Withdrawal Amount	Quarterly Anniversary Value(A)	Maximum Quarterly Value Death Benefit
1/1/10	Contract Issue	N/A	100,000(B)	N/A	100,000	100,000	—	100,000	—
1/1/11	Anniversary	120,000(C)	—	—	120,000	120,000	—	134,829	—
5/15/11	Purchase Payment	130,000	80,000(D)	—	210,000(E)	210,000	—	—	—
1/1/12	Anniversary	202,000	—	—	202,000	220,500	—	136,829	—
4/1/12	Withdrawal	208,000	—	25,000(F)	183,000(G)	203,697	25,240(H)	142,829	—
1/1/13	Anniversary	190,000	—	—	190,000	213,882	—	150,070	—
7/1/13	Quarterly Anniversary	195,000	—	—	195,000	213,882	—	155,070(I)	—
1/1/14	Anniversary	180,000	—	—	180,000	224,576	—	140,070	—
11/30/14	SecurePay WD	175,000	—	11,229(J)	163,771	224,576	11,229(K)	135,070(L)	—
1/1/15	SecurePay WD	165,000		11,229(M)	153,771	224,576	11,229	136,299	—
3/31/15	Excess Withdrawal	158,000	—	16,000(N)	142,000	217,795	17,473(O)	—	—
7/1/15	Owner Death	125,000(P)	—	—	125,000	217,795	—	—	155,070(Q)

            (A) Each Quarterly Anniversary Value is calculated specifically with the assumption of death on 7/1/2015.

            (B) Contract is issued with a Purchase Payment of $100,000.

            (C) This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

            (D) A Purchase Payment of $80,000 is made on 5/15/2011 (no purchase payments are allowed more than two years after the rider issue date or election date, whichever comes first).

            (E) $210,000 = $130,000 + $80,000.

            (F) A withdrawal of $25,000 (including applicable surrender charges) is made. This withdrawal is made before the SecurePay rider's Benefit Election Date.

            (G) $183,000 = $208,000 - $25,000.

            (H) The "Adjusted Withdrawal Amount" is used to adjust the Maximum Quarterly Value Death Benefit for withdrawals. The adjustment for each withdrawal before the Benefit Election Date is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $210,000, the adjusted withdrawal amount is $25,240 = $25,000 / $208,000 * $210,000.

            (I) Each Quarterly Anniversary Value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. $155,070 = $195,000 - $11,229 - $11,229 - $17,473. Also, this value is the greatest anniversary value for the Maximum Quarterly Value calculation.

            (J) The SecurePay Benefit Election Date is set on 11/30/2014, and the first SecurePay Withdrawal of $11,229 is taken.

            (K) For SecurePay withdrawals the death benefit is adjusted dollar for dollar, so the Adjusted Withdrawal Amount is $11,229.

            (L) Each Quarterly Anniversary Value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. $135,070 = $175,000 - $11,229- $11,229 - $17,473.

            (M) A withdrawal of $11,229 is made on 1/1/2015. This amount is equal to the Annual Withdrawal Amount for this Contract Year. For this example assume Since the Maximum Withdrawal Percentage is 5%. $11,229 = $224,576 * 5%.

            (N) An Excess Withdrawal under the SecurePay rider of $16,000 is made on 3/31/2015.

            (O) The adjustment for each Excess Withdrawal under the SecurePay rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $172,542, the adjusted withdrawal amount is $17,473 = $16,000 / $158,000 * $172,542.

            (P) The Owner dies on 7/1/2015 and the Contract Value at that time has declined to $125,000.

            (Q) The Maximum Quarterly Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest anniversary value attained. $155,070 = the greatest of $125,000 or $114,829 ($100,000 + $80,000 - $25,240- $11,229 - $11,229 - $17,473) or $155,070, respectively.

            Example of Death Benefit Calculation — Return of Purchase Payments Death Benefit Without the SecurePay FXi Rider

            Assumptions:

              Owner is 60 years old on the Issue Date (1/1/2010)
              Selected Return of Purchase Payments Death Benefit at the time of Contract purchase
              Owner passed away on 7/1/2015
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Adjusted Withdrawal Amount	Return of Purchase Payments Death Benefit
1/1/10	Contract Issue	N/A	100,000(A)	N/A	100,000	—	100,000
1/1/11	Anniversary	120,000(B)		—	120,000	—	120,000
1/1/12	Anniversary	130,000	—	—	130,000	—	130,000
4/1/12	Withdrawal	125,000	—	25,000(C)	100,000(D)	20,000(E)	100,000(F)
7/1/13	Quarterly Anniversary	105,000	—	—	105,000	—	105,000
1/1/14	Anniversary	103,000	—	—	103,000	—	103,000
10/1/14	Purchase Payment	85,000	80,000(G)	—	165,000	—	165,000
11/30/14	Withdrawal	155,000	—	5,500(H)	149,500	5,677(I)	154,323(J)
1/1/15	Anniversary	152,000	—	—	152,000	—	154,323
3/31/15	Withdrawal	160,000	—	16,000(K)	144,000	15,432	144,000
7/1/15	Owner Death	135,000(L)	—	—	135,000	—	138,890(M)

            (A) Contract is issued with a Purchase Payment of $100,000.

            (B) This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

            (C) A withdrawal of $25,000 (including applicable surrender charges) is made.

            (D) $100,000 = $125,000 - $25,000.

            (E) The "Adjusted Withdrawal Amount" is used to adjust the Return of Purchase Payments Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges), reduces Contract Value. Assuming the death benefit at the time of withdrawal is $180,000, the adjusted withdrawal amount is $20,000 = $25,000 / $125,000 * $180,000.

            (F) The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $100,000 = the greater of $100,000 or $160,000 ($100,000 + $80,000 - $20,000) respectively.

            (G) A Purchase Payment of $80,000 is made on 10/1/2014.

            (H) A withdrawal of $5,500 (including applicable surrender charges) is made on 11/30/2014.

            (I) The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $160,000, the adjusted withdrawal amount is $5,677 = $5,500 / $155,000 * $160,000.

            (J) The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $154,323 = the greater of $149,500 or $154,323 ($100,000 + $80,000 - $20,000 - $5,677), respectively.

            (K) A withdrawal of $16,000 (including applicable surrender charges) is made on 3/31/2015.

            (L) The Owner dies on 7/1/2015 and the Contract Value at that time has declined to $135,000.

            (M) The actual Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $138,890 = greater of $135,000 or $138,890 ($100,000 + $80,000 - $20,000 - $5,677 - $15,432) respectively.

            Example of Death Benefit Calculation — Maximum Anniversary Value Death Benefit Without the SecurePay FXi Rider

            Assumptions:

              Owner is 60 years old on the Issue Date (1/1/2010)
              Purchased Maximum Anniversary Value Death Benefit at the time of Contract purchase
              Owner passed away on 7/1/2015
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Adjusted Withdrawal Amount	Anniversary Value(A)	Maximum Anniversary Value Death Benefit
1/1/10	Contract Issue	N/A	100,000(B)	N/A	100,000	—	100,000	—
1/1/11	Anniversary	120,000(C)		—	120,000	—	150,550	—
1/1/12	Anniversary	130,000	—	—	130,000	—	160,550(D)	—
4/1/12	Withdrawal	125,000	—	25,000(E)	100,000(F)	26,000(G)	—	—
7/1/13	Quarterly Anniversary	105,000	—	—	105,000	—	—	—
1/1/14	Anniversary	103,000	—	—	103,000	—	159,550	—
10/1/14	Purchase Payment	85,000	80,000(H)	—	165,000	—	—	—
11/30/14	Withdrawal	155,000	—	5,500(I)	149,500	5,500(J)	—	—
1/1/15	Anniversary	152,000	—	—	152,000	—	134,050(K)	—
3/31/15	Withdrawal	160,000	—	16,000(L)	144,000	17,950	—	—
7/1/15	Owner Death	135,000(M)	—	—	135,000	—	—	160,550(N)

            (A) Each Anniversary Value is calculated specifically with the assumption of death on 7/1/2015.

            (B) Contract is issued with a Purchase Payment of $100,000.

            (C) This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

            (D) Each Anniversary Value equals the Contract Value on the contract anniversary plus all Purchase Payments since that contract anniversary minus an adjustment for each withdrawal since that contract anniversary. $160,550 = $130,000 - $26,000 - $5,500 - $17,950. Also, this value is the greatest anniversary value for the Maximum Anniversary Value calculation.

            (E) A withdrawal of $25,000 (including applicable surrender charges) is made.

            (F) $100,000 = $125,000 - $25,000.

            (G) The "Adjusted Withdrawal Amount" is used to adjust the Maximum Anniversary Value Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges), reduces Contract Value. Assuming the death benefit at the time of withdrawal is $130,000, the adjusted withdrawal amount is $26,000 = $25,000 / $125,000 * $130,000.

            (H) A Purchase Payment of $80,000 is made on 10/1/2014.

            (I) A withdrawal of $5,500 (including applicable surrender charges) is made.

            (J) The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $155,000, the adjusted withdrawal amount is $5,500 = $5,500 / $155,000 * $155,000.

            (K) Each Quarterly Anniversary Value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. $134,050 = $152,000 - $17,950.

            (L) A withdrawal of $16,000 (including applicable surrender charges) is made on 3/31/2015.

            (M) The Owner dies on 7/1/2015 and the Contract Value at that time has declined to $135,000.

            (N) The Maximum Anniversary Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest anniversary value attained. $160,550 = the greatest of $135,000 or $130,550 ($100,000 + $80,000 - $26,000 - $5,500 - $17,950) or $160,550, respectively.

            Example of Death Benefit Calculation — Maximum Quarterly Value Death Benefit Without the SecurePay FXi Rider

            Assumptions:

              Owner is 60 years old on the Issue Date (1/1/2010)
              Purchased Maximum Quarterly Value Death Benefit at the time of Contract purchase
              Owner passed away on 7/1/2015
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Adjusted Withdrawal Amount	Quarterly Anniversary Value(A)	Maximum Quarterly Value Death Benefit
1/1/10	Contract Issue	N/A	100,000(B)	N/A	100,000	—	100,000	—
1/1/11	Anniversary	120,000(C)		—	120,000	—	150,550	—
1/1/12	Anniversary	130,000	—	—	130,000	—	160,550	—
4/1/12	Withdrawal	125,000	—	25,000(D)	100,000(E)	26,000(F)	155,550	—
7/1/13	Quarterly Anniversary	105,000	—	—	105,000	—	161,550(G)	—
1/1/14	Anniversary	103,000	—	—	103,000	—	159,550	—
5/15/11	Purchase Payment	85,000	80,000(H)	—	165,000	—	—	—
11/30/14	Withdrawal	155,000	—	5,500I	149,500	5,500(I)	—	—
1/1/15	Anniversary	152,000	—	—	152,000	—	134,050(J)	—
3/31/15	Withdrawal	160,000	—	16,000(K)	144,000	17,950	—	—
7/1/15	Owner Death	135,000(L)	—	—	135,000	—	—	161,550(M)

            (A) Each Quarterly Anniversary Value is calculated specifically with the assumption of death on 7/1/2015.

            (B) Contract is issued with a Purchase Payment of $100,000.

            (C) This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

            (D) A withdrawal of $25,000 (including applicable surrender charges) is made.

            (E) $100,000 = $125,000 - $25,000.

            (F) The "Adjusted Withdrawal Amount" is used to adjust the Maximum Quarterly Value Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges), reduces Contract Value. Assuming the death benefit at the time of withdrawal is $130,000, the adjusted withdrawal amount is $26,000 = $25,000 / $125,000 * $130,000.

            (G) Each Quarterly Anniversary Value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. $161,550 = $105,000 - $5,500 - $17,950. Also, this value is the greatest anniversary value for the Maximum Quarterly Value calculation.

            (H) A Purchase Payment of $80,000 is made on 5/15/2011.

            (I) The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $155,000, the adjusted withdrawal amount is $5,500 = $5,500 / $155,000 * $155,000.

            (J) Each Quarterly Anniversary Value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. $134,050 = $152,000 - $17,950.

            (K) A withdrawal of $16,000 (including applicable surrender charges) is made on 3/31/2015.

            (L) The Owner dies on 7/1/2015 and the Contract Value at that time has declined to $135,000.

            (M) The Maximum Quarterly Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest quarterly value attained. $161,550 = the greatest of $135,000 or $130,550 ($100,000 + $80,000 - $26,000 - $5,500 - $17,950) or $161,550, respectively.

            APPENDIX B

            EXAMPLE OF SURRENDER CHARGE CALCULATION

            The purpose of the following example is to illustrate the surrender charges under the Contract. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

            Within certain time limits, we deduct a surrender charge from your Contract Value when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

            Each Contract Year you may withdraw a specified amount, called the "free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges. If you have elected the SecurePay FXi rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the free withdrawal amount. (See "PROTECTED LIFETIME INCOME BENEFITS ("SecurePay FXi").")

            Surrender charges are applied to Contract Value withdrawn or surrendered according to the table below:

            Surrender Charge Percentages Table

Current Purchase Payment Plus All Prior Purchase Payments Applied to the Contract	Number of Complete Years Elapsed Between the Date the Purchase Payment was Applied to the Contract and the Withdrawal or Surrender Date
	0	1	2	3	4	5	6	7+
Less than $50,000	7.0%	6.0%	6.0%	5.0%	4.0%	3.0%	2.0%	0%
At least $50,000 but less than $100,000	6.0%	5.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0%
At least $100,000 but less than $250,000	5.0%	4.0%	4.0%	3.0%	2.0%	2.0%	1.0%	0%
At least $250,000 but less than $500,000	4.0%	3.0%	3.0%	2.0%	2.0%	1.0%	1.0%	0%
At least $500,000 but less than $1,000,000	3.0%	2.0%	2.0%	2.0%	1.0%	1.0%	0.5%	0%
$1,000,000 or more	2.0%	1.0%	1.0%	1.0%	1.0%	0.5%	0.5%	0%

            Assume an initial Purchase Payment of $95,000 is made on the Issue Date, followed by a subsequent Purchase Payment of $80,000 made 2 months later. Then 3 years after the Issue Date, assume another Purchase Payment of $75,000 is made. Assume Contract Value is $270,000 on the fourth Contract Anniversary, and $260,000 on the fifth Contract Anniversary.

            During the fifth Contract Year, when the Contract Value has increased to $315,000, a withdrawal of $50,000 is requested. On the sixth Contract Anniversary, when the Contract Value is $305,400, a full surrender is requested.

            We will monitor the amount of the surrender charge we assess such that the amount of any surrender charge we impose, when added to any Premium Based Charge and surrender charge previously paid on the Contract, will not exceed nine percent (9%) of aggregate Purchase Payments made to date for your Contract, which in this case is $22,500.

            The following table outlines the steps we take to determine the surrender charge for the $50,000 withdrawal and for the $305,400 full surrender:

Step	$50,000 Withdrawal	$305,400 Full Surrender
            Determination of free withdrawal amount – greatest of:
              Earnings in your Contract as of the prior Contract Anniversary
              10% of your cumulative Purchase Payments as of the prior Contract Anniversary
              10% of the Contract Value as of the prior Contract Anniversary.
	Greatest of: Earnings = Contract Value – total net Purchase Payments Earnings = $270,000 – $250,000 = $20,000 10% * $250,000 = $25,000 10% * $270,000 = $27,000 Greatest value is (3), or $27,000	Greatest of: Earnings = Contract Value – total net Purchase Payments Earnings = $260,000 – $227,000 = $33,000 10% * $250,000 = $25,000 10% * $260,000 = $26,000 Greatest value is (1), or $33,000
Amount subject to surrender charge: Requested amount less amount from step (i)	$50,000 – $27,000 = $23,000	$305,400 – $33,000 = $272,400
            Applicable surrender charge percentage based on the aggregate Purchase Payments and the number of full years that have passed:

            NOTE: Withdrawals come from earliest Purchase Payment first (FIFO)

            NOTE: We will add together all Purchase Payments received within 90 days of the Issue Date for the purpose of determining the surrender charge tier assigned to each of them.

$23,000 withdrawal comes from $95,000 Purchase Payment 4 full years have elapsed since Purchase Payment $175,000 of Purchase Payments were made in the first 90 days Surrender charge percentage = 2%
              Since $23,000 was withdrawn from the first Purchase Payment of $95,000, $72,000 ($95,000 – $23,000) is allocated to the initial Purchase Payment
              6 full years have elapsed since the first Purchase Payment
              $175,000 of Purchase Payments were made in the first 90 days

            Surrender charge percentage = 1%

              Since the second Purchase Payment was $80,000, the entire $80,000 is allocated to the second Purchase Payment
              5 full years have elapsed since the second Purchase Payment
              $175,000 of Purchase Payments were made in the first 90 days

            Surrender charge percentage = 2%

              Since the third Purchase Payment was $75,000, the entire $75,000 is allocated to the third Purchase Payment
              3 full years have elapsed since the third Purchase Payment
              At the time the third Purchase Payment was made, cumulative Purchase Payments made = $250,000 so this band is used for determination of the surrender charge
              Allocating the surrender amount to the three Purchase Payments covers only $227,000 of the eligible $272,400. So the remaining $45,400 must be allocated on a pro-rata basis to the remaining Purchase Payments:
                $45,400 * ($72,000 / $227,000) = $14,400 (The first Purchase Payment has $86,400 ($72,000 + $14,400) allocated to it)
                $45,400 * ($80,000 / $227,000) = $16,000 (The second Purchase Payment has $96,000 ($80,000 + $16,000) allocated to it)
                $45,400 * ($75,000 / $227,000) = $15,000 (The third Purchase Payment has $90,000 ($75,000 + $15,000) allocated to it)

(iv) Surrender charge: Step (ii) multiplied by step (iii)	$23,000* 2% = $460	$86,400 * 1% = $864 $96,000 * 2% = $1,920 $90,000 * 2% = $1,800 $864 + $1,920 + $1,800 = $4,584

            APPENDIX C

            EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION

            The purpose of the following example is to illustrate variable income payments under the Contract. The example is based on hypothetical Annuity Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

            Assuming an Annuity Value of $100,000 on the Annuity Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Date is calculated using an interest assumption of 5%, as shown below.

            There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Annuity Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Date is the amount necessary to force this balance to $0.

Date	Interest Earned During Year at 5%	Annuity Value Before Payment	Payment Made	Annuity Value After Payment
Annuity Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00

            Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Date.

            The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

            Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

            EXPLANATION OF THE COMMUTED VALUE CALCULATION

            A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See "Annuity Options.") If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed interest rate of 5%, which will be equal to the values shown in the column titled "Annuity Value after Payment," above. If the Contract is surrendered while variable income payments are being made under Annuity Option A and within 7 years of a Purchase Payment, the amount payable will be reduced by any applicable surrender charge. (See "Annuity Income Payments, Variable Income Payments.")

            APPENDIX D

            CONDENSED FINANCIAL INFORMATION

            Sub-Accounts

            The date of inception of each of the Sub-Accounts available in the Contract as follows:

March 14, 1994 —	Oppenheimer Government Money Fund/VA
October 2, 2000 —	Invesco V.I. Mid Cap Growth II
May 1, 2002 —	Lord Abbett Bond-Debenture, Value Class Lord Abbett Mid-Cap Stock, Value Class
June 2, 2003 —	Invesco V.I. Comstock II
            Invesco V.I. Growth and Income II
            Lord Abbett Calibrated Dividend Growth, Value Class
            Lord Abbett Growth Opportunities, Value Class
            Oppenheimer Capital Appreciation SS
            Oppenheimer Global SS
            Oppenheimer Global Strategic Income SS
            Oppenheimer Main Street SS

December 19, 2003 —	Invesco V.I. Equity and Income II Invesco V.I. Government Securities II
May 1, 2006 —	Fidelity VIP Contrafund®-SC2
            Fidelity VIP Index 500-SC2
            Fidelity VIP Investment Grade Bond-SC2
            Fidelity VIP Mid Cap-SC2
            Franklin Flex Cap Growth VIP-C2
            Franklin Income VIP-C2
            Franklin Mutual Shares VIP-C2
            Franklin Rising Dividends VIP-C2
            Franklin Small-Mid Cap Growth VIP-C2
            Templeton Foreign VIP-C2
            Templeton Growth VIP-C2

May 1, 2007 —	Franklin U.S. Government Securities VIP-C2 Templeton Global Bond VIP-C2
May 1, 2008 —	American Funds Asset Allocation - C2 Goldman Sachs Strategic Growth, Service Class Goldman Sachs Strategic International Equity, Service Class
November 2, 2009 —	ClearBridge Variable Mid Cap Core, Class II
            ClearBridge Variable Small Cap Growth, Class II
            Franklin Small Cap Value VIP-C2
            Goldman Sachs Growth Opportunities, Service Class
            Invesco V.I. American Value II
            Lord Abbett Fundamental Equity, Value Class
            PIMCO Long-Term US Government, Advisor Class
            PIMCO Low Duration, Advisor Class
            PIMCO Real Return, Advisor Class
            PIMCO Short-Term, Advisor Class
            PIMCO Total Return, Advisor Class
            Royce Capital Small-Cap, Service Class

May 1, 2010 —	Goldman Sachs Mid Cap Value, Service Class
May 1, 2012 —	Invesco V.I. Global Real Estate II Invesco V.I. International Growth II Invesco V.I. Small Cap Equity II PIMCO All Asset, Advisor Class Templeton Developing Markets VIP-C2
May 13, 2015 —	American Funds Blue Chip Income and Growth - C2
            American Funds Global Growth - C2
            American Funds Global Small Capitalization- C2
            American Funds Growth - C2
            American Funds International - C2
            American Funds New World - C2
            Goldman Sachs Core Fixed Income, Service Class

[May 1, 2016] —	Clayton Street Protective Life Dynamic Allocation Series- Conservative Portfolio
            Clayton Street Protective Life Dynamic Allocation Series- Growth Portfolio
            Clayton Street Protective Life Dynamic Allocation Series- Moderate Portfolio

            Accumulation Units

            Because sales of the Contracts had not commenced prior to the date of the Prospectus there is no Accumulation Unit value information for the Sub-Accounts.

		Accumulation Unit Values	Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT	ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	Dimensions II VA	Dimensions II VA
American Funds Asset Allocation Fund℠, Class 2	2015	$14.88	479,303
	2014	$14.81	264,140
	2013	$14.18	277,711
	2012	$11.57	291,921
	2011	$10.04	11,373
American Funds Blue Chip Income and Growth Fund℠, Class2	2015	$9.41	246,677
American Funds Global Growth Fund℠, Class2	2015	$9.65	1,000,411
American Funds Global Small Capitalization Fund℠, Class2	2015	$8.85	13,920
American Funds Growth Fund℠, Class 2	2015	$9.96	167,528
American Funds International Fund℠, Class2	2015	$8.69	48,287
American Funds New World Fund℠, Class2	2015	$9.08	28,720
ClearBridge Mid Cap Core - Class II	2015	$16.99	529,856
	2014	$16.81	795,315
	2013	$15.73	685,862
	2012	$11.58	423,421
	2011	$9.94	8,218
ClearBridge Small Cap Growth - Class II	2015	$17.27	56,400
	2014	$18.27	57,965
	2013	$17.76	45,506
	2012	$12.23	24,790
	2011	$10.37	—
Fidelity VIP Contrafund® - Service Class 2	2015	$16.37	1,984,627
	2014	$16.45	3,001,348
	2013	$14.86	2,499,238
	2012	$11.45	1,421,977
	2011	$9.95	10,921
Fidelity VIP Index 500 - Service Class 2	2015	$17.10	1,285,175
	2014	$17.07	344,331
	2013	$15.20	259,538
	2012	$11.63	142,803
	2011	$10.15	493
Fidelity VIP Investment Grade Bond - Service Class 2	2015	$10.58	5,832,954
	2014	$10.77	2,411,197
	2013	$10.29	2,018,832
	2012	$10.60	1,112,866
	2011	$10.13	12,025
Fidelity VIP Mid-Cap - Service Class 2	2015	$15.02	3,466,591
	2014	$15.40	9,334,398
	2013	$14.66	8,206,663
	2012	$10.89	5,132,825
	2011	$9.59	49,315
Franklin Templeton - Franklin Flex Cap Growth VIP - Class 2	2015	$15.73	270,675
	2014	$15.21	279,981
	2013	$14.47	250,406
	2012	$10.62	145,290
	2011	$9.81	2,660
Franklin Templeton - Franklin Income VIP - Class 2	2015	$12.16	1,478,784
	2014	$13.20	1,231,876
	2013	$12.74	2,032,653
	2012	$11.28	1,090,101
	2011	$10.10	6,676
Franklin Templeton - Franklin Mutual Shares VIP - Class 2	2015	$14.70	5,442,738
	2014	$15.61	12,849,341
	2013	$14.70	12,174,572
	2012	$11.57	7,725,352
	2011	$10.22	96,495
Franklin Templeton - Franklin Rising Dividends VIP - Class 2	2015	$15.08	2,097,804
	2014	$15.80	5,102,026
	2013	$14.66	4,514,095
	2012	$11.41	2,779,368
	2011	$10.28	24,932
Franklin Templeton - Franklin Small Cap Value VIP - Class 2	2015	$14.91	156,859
	2014	$16.24	267,879
	2013	$16.30	456,622
	2012	$12.07	446,487
	2011	$10.29	9,643
Franklin Templeton - Franklin Small-Mid Cap Growth VIP - Class 2	2015	$15.32	122,372
	2014	$15.88	251,868
	2013	$14.91	220,759
	2012	$10.89	122,078
	2011	$9.91	1,997
Franklin Templeton - Franklin U.S. Government Securities VIP - Class 2	2015	$10.08	22,817,161
	2014	$10.12	26,824,390
	2013	$9.88	20,663,088
	2012	$10.19	9,793,456
	2011	$10.10	78,454
Franklin Templeton - Templeton Developing Markets VIP CL2	2015	$7.06	155,418
	2014	$8.86	93,490
	2013	$9.76	126,847
	2012	$9.94	81,339
Franklin Templeton - Templeton Foreign VIP - Class 2	2015	$11.11	467,796
	2014	$11.99	378,150
	2013	$13.62	922,319
	2012	$11.17	756,821
	2011	$9.54	13,774
Franklin Templeton - Templeton Global Bond VIP - Class 2	2015	$10.78	10,786,834
	2014	$11.37	8,617,173
	2013	$11.27	5,598,645
	2012	$11.19	2,530,156
	2011	$9.81	29,665
Franklin Templeton - Templeton Growth VIP - Class 2	2015	$13.46	486,513
	2014	$14.53	464,154
	2013	$15.08	1,515,738
	2012	$11.63	1,556,394
	2011	$9.70	38,230
Goldman Sachs Core Fixed Income Fund, Service Class	2015	$9.97	895,118
Goldman Sachs Growth Opportunities - Service Class	2015	$16.27	29,040
	2014	$17.32	98,135
	2013	$15.73	76,561
	2012	$12.01	33,699
	2011	$10.15	995
Goldman Sachs MidCap Value - Service Class	2015	$15.43	1,192,730
	2014	$17.20	2,740,263
	2013	$15.32	2,483,942
	2012	$11.67	1,536,656
	2011	$9.96	9,828
Goldman Sachs Strategic Growth - Service Class	2015	$17.78	1,973,888
	2014	$17.39	1,730,181
	2013	$15.48	1,558,019
	2012	$11.83	960,911
	2011	$9.98	19,565
Goldman Sachs Strategic International Equity - Service Class	2015	$12.64	145,965
	2014	$12.66	65,935
	2013	$13.84	61,280
	2012	$11.28	17,545
	2011	$9.42	764
Invesco VI American Value II	2015	$15.47	1,379,600
	2014	$17.22	3,977,054
	2013	$15.87	3,027,690
	2012	$11.96	1,368,862
	2011	$10.31	243
Invesco VI Comstock II	2015	$15.98	693,735
	2014	$17.19	1,618,128
	2013	$15.90	1,610,965
	2012	$11.83	1,462,462
	2011	$10.04	33,822
Invesco VI Equity and Income II	2015	$14.52	2,137,164
	2014	$15.04	3,715,486
	2013	$13.96	3,113,182
	2012	$11.28	1,715,934
	2011	$10.13	8,804
Invesco VI Global Real Estate II	2015	$12.65	155,096
	2014	$12.99	275,926
	2013	$11.46	134,796
	2012	$11.29	58,336
Invesco VI Government Securities II	2015	$10.11	1,155,020
	2014	$10.20	122,783
	2013	$9.90	112,282
	2012	$10.29	67,895
	2011	$10.16	247
Invesco VI Growth & Income II	2015	$15.91	6,362,639
	2014	$16.61	12,264,656
	2013	$15.24	10,681,856
	2012	$11.49	6,600,245
	2011	$10.14	69,234
Invesco VI International Growth II	2015	$11.68	2,480,976
	2014	$12.10	4,336,572
	2013	$12.20	5,936,922
	2012	$10.37	2,367,543
Invesco VI Mid-Cap Growth II	2015	$15.68	163,552
	2014	$15.66	185,503
	2013	$14.67	140,019
	2012	$10.84	80,009
	2011	$9.80	—
Invesco VI Small Cap Equity II	2015	$12.91	378,443
	2014	$13.82	1,108,664
	2013	$13.66	766,151
	2012	$10.05	299,078
Lord Abbett Bond-Debenture VC	2015	$12.18	17,802,480
	2014	$12.48	11,096,973
	2013	$12.07	9,023,728
	2012	$11.26	4,784,415
	2011	$10.10	48,682
Lord Abbett Calibrated Dividend Growth VC	2015	$15.29	551,777
	2014	$15.76	233,927
	2013	$14.26	196,127
	2012	$11.25	94,190
	2011	$10.09	813
Lord Abbett Fundamental Equity VC	2015	$14.99	1,990,886
	2014	$15.66	4,175,267
	2013	$14.75	3,702,280
	2012	$10.97	2,336,488
	2011	$10.01	21,584
Lord Abbett Growth Opportunities VC	2015	$15.86	788,077
	2014	$15.58	81,453
	2013	$14.82	64,219
	2012	$10.91	38,529
	2011	$9.65	—
Lord Abbett Mid Cap Stock VC	2015	$15.55	173,033
	2014	$16.31	145,535
	2013	$14.75	100,115
	2012	$11.42	54,994
	2011	$10.06	1,597
OppenheimerFunds Capital Appreciation - Service Shares	2015	$16.78	1,175,080
	2014	$16.39	117,075
	2013	$14.37	81,293
	2012	$11.20	51,963
	2011	$9.93	—
OppenheimerFunds Global Fund - Service Shares	2015	$14.97	1,883,306
	2014	$14.57	4,740,440
	2013	$14.41	5,151,864
	2012	$11.45	4,245,153
	2011	$9.55	80,916
OppenheimerFunds Global Strategic Income - Service Shares	2015	$10.87	8,177,547
	2014	$11.25	8,749,210
	2013	$11.07	7,957,525
	2012	$11.22	4,234,310
	2011	$10.00	54,467
OppenheimerFunds Main Street - Service Shares	2015	$17.07	905,055
	2014	$16.70	149,567
	2013	$15.27	101,471
	2012	$11.72	63,255
	2011	$10.14	—
OppenheimerFunds Money Fund	2015	$9.63	147,158,824
	2014	$9.72	22,028,451
	2013	$9.81	1,646,131
	2012	$9.90	547,963
	2011	$9.98	4,507
PIMCO VIT All Asset Advisor	2015	$9.56	50,878
	2014	$10.62	49,110
	2013	$10.67	66,736
	2012	$10.75	50,437
PIMCO VIT Long-Term US Government Advisor Class	2015	$11.31	278,286
	2014	$11.59	267,145
	2013	$9.44	250,776
	2012	$10.95	179,044
	2011	$10.59	1,753
PIMCO VIT Low Duration Advisor Class	2015	$10.32	2,375,072
	2014	$10.39	1,471,343
	2013	$10.40	1,171,861
	2012	$10.52	635,852
	2011	$10.04	9,260
PIMCO VIT Real Return Advisor Class	2015	$9.65	15,639,742
	2014	$10.02	9,659,192
	2013	$9.82	7,877,358
	2012	$10.92	3,806,429
	2011	$10.15	20,236
PIMCO VIT Short-Term Advisor Class	2015	$10.13	1,836,503
	2014	$10.12	1,322,649
	2013	$10.15	1,033,072
	2012	$10.20	498,012
	2011	$10.02	6,853
PIMCO VIT Total Return Advisor Class	2015	$10.95	23,304,491
	2014	$11.01	17,007,239
	2013	$10.67	14,617,083
	2012	$10.99	8,908,177
	2011	$10.13	131,750
Royce Capital Small-Cap - Service Class	2015	$12.96	1,992,321
	2014	$14.85	3,659,882
	2013	$14.56	3,518,511
	2012	$10.93	2,162,221
	2011	$9.83	18,274

            APPENDIX E

            EXAMPLE OF SECUREPAY FXI RIDER

            The purpose of the following example is to demonstrate the operation of the Secure Pay FXi rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower. The example does not reflect the deduction of fees and charges.

            Assumptions:

              Joe, 60 years old on the Issue Date
              Purchased the SecurePay FXi Rider at time of Contract Purchase
              Elected Single Life Coverage
              Began making SecurePay Withdrawals 11 years after the Rider Issue Date
              Because Joe was 70 on the Contract Anniversary when he began taking withdrawals, he received the SecurePay FXi withdrawal rate of 5.2%
Contract Year	End of Year Attained Age	Roll Up Percentage	Maximum Allowed Withdrawal Percentage	Purchase Payments	Actual Withdrawals	Annual Withdrawal Amount	Annual Withdrawal Amount Balance	Excess Withdrawal	Hypothetical Contract Value	Highest Quarterly Value	SecurePay Roll-Up Value	End of Year Benefit Base
At issue	60			100,000	N/A	—	—	—	100,000	—	100,000(A)	100,000(A)
1	61	5%	4%	50,000(B)	—	—	—	—	153,975	153,975	155,000(C)	155,000(D)
2	62	5%	4%	—	—	—	—	—	161,676	161,676	162,750(E)	162,750(F)
3	63	5%	4%	—	—	—	—	—	173,698	173,698	170,888(G)	173,698(H)
4	64	5%	4%	—	—	—	—	—	176,543	176,543	182,383	182,383(I)
5	65	5%	4%	—	—	—	—	—	185,796	185,796	191,502	191,502(J)
6	66	5%	5%	—	—	—	—	—	192,345	192,345	201,077	201,077(K)
7Q1	67	5%	5%	—	—	—	—	—	228,976	—	201,077	201,077
7Q2	67	5%	5%	—	—	—	—	—	230,065	—	201,077	201,077
7Q3	67	5%	5%	—	—	—	—	—	235,765	—	201,077	201,077
7Q4	67	5%	5%	—	—	—	—	—	232,976	235,765(L)	211,131	235,765(M)
8	68	5%	5%	—	10,000(N)	—	—	—	228,630	228,630	237,179(O)	237,179(P)
9	69	5%	5%	—	—	—	—	—	249,675	249,675	249,038	249,675
10	70	5%	5%	—	—	—	—	—	265,498	265,498	262,159	265,498(Q)
11	71	0%(R)	5.2%	—	13,806	13,806(S)	—	—	256,438	256,438	262,159	265,498
12	72	0%	5.2%	—	13,806	13,806(S)	—	—	245,854	245,854	262,159	265,498
13	73	0%	5.2%	—	13,806	13,806(S)	—	—	243,965	243,965	262,159	265,498
14	74	0%	5.2%	—	5,000	13,806(T)	8,806(T)	—	240,951	240,951	262,159	265,498
15	75	0%	5.2%	—	13,806	13,806(U)	—	—	236,710	236,710	262,159	265,498
16	76	0%	5.2%	—	13,806	13,806(U)	—	—	227,843	227,843	262,159	265,498
17	77	0%	5.2%	—	13,806	13,806(U)	—	—	201,496	201,496	262,159	265,498
18	78	0%	5.2%	—	50,000	13,806(V)	—	36,194(V)	161,985	161,985	211,604	214,299(W)

            (A) The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

            (B) The $50,000 Purchase Payment is added to the current Benefit Base of $100,000 (no purchase payments are allowed beyond the second contract anniversary). The new Benefit Base is $150,000.

            (C) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($150,000) plus 5% of the Benefit Base on the previous contract anniversary (5% of $100,000).

            (D) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the Highest Quarterly Value, and the SecurePay Roll-Up Value (max of $150,000, $153,975, and $155,000, respectively).

            (E) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($155,000) plus 5% of the Benefit Base on the previous contract anniversary (5% of $155,000).

            (F) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the Highest Quarterly Value, and the SecurePay Roll-Up Value (max of $155,000, $161,676, and $162,750, respectively).

            (G) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($162,750) plus 5% of the Benefit Base on the previous contract anniversary (5% of $162,750).

            (H) The SecurePay Roll-Up Value ($170,888) is compared to the Contract Value ($173,698).

            (I) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the Highest Quarterly Value of $176,543.

            (J) The SecurePay Roll-Up Value ($191,502) is compared to the Contract Value ($185,796).

            (K) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the Highest Quarterly Value of $192,345.

            (L) In year 7, the Highest Quarterly Value occurs at the third quarterly anniversary ($235,765).

            (M) The SecurePay Roll-Up Value ($211,131) is compared to the Highest Quarterly Value ($235,765).

            (N) The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 4.2% ($10,000 [ withdrawal amount ] / $238,630 [ contract value prior to withdrawal ]). The new Benefit Base is $225,885 ($235,765 x (1 - 4.2%)).

            (O) The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (5% * $235,765* (1 - 4.2%)) to $11,294. The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($225,885 + $11,294 = $237,179).

            (P) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary($225,885), the Highest Quarterly Value ($228,630) and the SecurePay Roll-Up Value ($237,179).

            (Q) The recalculated Benefit Base is equal to the Highest Quarterly Value since it is higher than the SecurePay Roll-Up Value of ($262,159).

            (R) The Roll-Up Period stops after the Benefit Election Date.

            (S) For the next three years, Joe takes the full Annual Withdrawal Amount ($13,806 = 5.2% * $265,498).

            (T) In year 14, Joe only takes $5,000 of the available $13,806. Please note that the $8,806 is not carried over to the next year.

            (U) For years 15-17, Joe takes the full Annual Withdrawal Amount of $13,806 (5.2% * $265,498).

            (V) In year 18, Joe takes a $50,000 withdrawal. Since the Annual Withdrawal Amount is only $13,806, the remaining portion of his withdrawal ($36,194) is considered an Excess Withdrawal.

            (W) At the time of the Excess Withdrawal, the Contract Value minus the non-excess part of the withdrawal ($201,496 - $13,806 = $187,690) is less than the Benefit Base. Therefore, the Benefit Base is reduced in the same proportion that the excess part of the withdrawal reduces the Contract Value less the non-excess part of the withdrawal. After the Excess Withdrawal, the new Benefit Base equals $214,299 = $265,498 * [1 - {$50,000 - $13,806}/{$201,496 - $13,806}].

            APPENDIX F

            EXAMPLE OF PREMIUM BASED CHARGE

Current Purchase Payment Plus All Prior Purchase Payments Applied to the Contract	Quarterly Premium-Based Charge Percentage	Annual Equivalent
Less than $50,000	0.1750%	0.70%
At least $50,000 but less than $100,000	0.1500%	0.60%
At least $100,000 but less than $250,000	0.1250%	0.50%
At least $250,000 but less than $500,000	0.0875%	0.35%
At least $500,000 but less than $1,000,000	0.0625%	0.25%
At least $1,000,000	0.0375%	0.15%

            Assume an initial Purchase Payment of $95,000 is made on the Issue Date, followed by a subsequent Purchase Payment of $80,000 made 2 months later. Then 3 years after the Issue Date, assume another Purchase Payment of $75,000 is made.

            After 3 months, the first quarterly premium based charge of $218.75 is collected:

            $95,000 * 0.1250% + $80,000 * 0.1250% = $218.75

            Please note that since the second Purchase Payment is received less than 90 days after the Issue Date, it is aggregated with the first Purchase Payment in determining the applicable quarterly Premium Based Charge percentage.

            This quarterly premium based charge amount continues to be assessed at 3-month intervals through the third Contract Anniversary (at which point, a new Purchase Payment is received). Three months later, the quarterly premium based charge is recalculated as follows:

            $95,000 * 0.1250% + $80,000 * 0.1250% + $75,000 * 0.0875% = $284.38

            The quarterly premium based charge remains at this level, assessed at 3-month intervals through the seventh Contract Anniversary. After this point, the first 2 Purchase Payments fall outside of the 7-year charge window. Three month later, the quarterly premium based charge amount is recalculated as follows:

            $75,000 * 0.0875% = $65.63

            This quarterly premium based charge amount would be assessed at 3-month intervals through the tenth Contract Anniversary. After this point, the final Purchase Payment will fall outside of the 7-year charge window, and the quarterly premium based charge would be $0.

            Once a Premium Based Charge percentage is established for any Purchase Payment, such percentage is fixed and will not change even if additional Purchase Payments are made or withdrawals are taken.

            Please tear off, complete and return this form to order a free Statement of Additional Information for the Contracts offered under the prospectus. Address the form to Protective Life's Life and Annuity Division, customer service center at the address shown on the cover.

            Please send me a free copy of the Statement of Additional Information for the Protective Dimensions II Variable Annuity.

            Name

            Address

            City, State, Zip

            Daytime Telephone Number

            PROTECTIVE LIFE INSURANCE COMPANY

            P.O. Box 10648
            Birmingham, Alabama 35202-0648
            Telephone: 1-800-456-6330

            STATEMENT OF ADDITIONAL INFORMATION
            PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
            A FLEXIBLE PREMIUM
            DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

            This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus for the Contract is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

            THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS May 1, 2016.

            STATEMENT OF ADDITIONAL INFORMATION

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

            SAFEKEEPING OF ACCOUNT ASSETS

            Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

            Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

            The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $20 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

            STATE REGULATION

            Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Tennessee which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the Contract form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

            RECORDS AND REPORTS

            Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

            LEGAL MATTERS

            Sutherland Asbill & Brennan LLP of Washington, D. C. has provided advice on certain matters relating to the federal securities laws.

            EXPERTS

            The statement of assets and liabilities of Protective Variable Annuity Separate Account as of December 31, 2015 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2015 and 2014 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

            The consolidated financial statements of Protective Life Insurance Company as of December 31, 2015, and 2014 and for each of the three years in the period ended December 31, 2015 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

            The principal business address of PricewaterhouseCoopers LLP is 569 Brookwood Village Suite 851, Birmingham, Alabama 35209.

            1

            OTHER INFORMATION

            A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, D.C. 20549.

            FINANCIAL STATEMENTS

            The audited statement of assets and liabilities of the Protective Variable Annuity Separate Account as of December 31, 2015 and the related statement of operations for the year then ended and the changes in net assets for the years ended December 31, 2015 and 2014 as well as the Report of Independent Registered Public Accounting Firm are contained herein.

            The audited consolidated balance sheets for Protective Life as of December 31, 2015 and 2014 and the related consolidated statements of income, share-owner's equity, and cash flows for each of the three years in the period ended December 31, 2015 as well as the Report of Independent Registered Public Accounting Firm are contained herein. Protective Life's Financial Statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Protective Variable Annuity Separate Account.

            Financial Statements follow this page.

            2

            PART C

            OTHER INFORMATION

            Item 24. Financial Statements and Exhibits.

            (a)  Financial Statements:

            All required financial statements are included in Part A and Part B of this Registration Statement.

            (b)  Exhibits:

            1.  Resolution of the Board of Directors of Protective Life Insurance Company authorizing establishment of the Protective Life Variable Annuity Separate Account(2)

            2.  Not applicable

            3.  (a)  Form of Distribution Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and the Protective Life Variable Annuity Separate Account(14)

            (b)  Form of Distribution Agreement between Investment Distributors, Inc. and broker-dealers(2)

            (c)  Distribution Agreement between IDI and PLICO(16)

              (i)  Second Amended Distribution Agreement between IDI and PLICO(19)

            4.  (a)  Protective Dimensions II Contract(15)

            (b)  Max Anniversary Value Death Benefit(15)

            (c)  Guaranteed Account Endorsement(15)

            (d)  Waiver of Surrender Charge Endorsement(15)

            (e)  Return of Purchase Payments Death Benefit Rider(15)

            (f)  Annuity Option Bonus Endorsement(15)

            (g)  Benefit Based Fee Endorsement(15)

            (h)  (i)  Nursing Home Endorsement for the Guaranteed Minimum Withdrawal Benefit(17)

              (ii)  Revised Nursing Home Endorsement(18)

            (i)  (i)  SecurePay FXi Rider(22)

              (ii)  SecurePay FXi Rider(24)

            (j)  (i)  SecurePay FXi Spousal Continuation Rider(22)

              (ii)  SecurePay FXi Spousal Continuation Rider(24)

            (k)  Roth IRA Endorsement(15)

            (l)  Traditional IRA Endorsement(15)

            (m)  Medical Evaluation(15)

            (n)  Increased Withdrawal Percentage(15)

            (o)  Enhanced Death Benefit(15)

            (p)  Maximum Quarterly Anniversary Value Death Benefit(23)

            5.  Protective Dimensions II Application(20)

            6.  (a)  Charter of Protective Life Insurance Company(1)

            (b)  By-Laws of Protective Life Insurance Company(1)

            (c)  2002 Amended and Restated Charter of Protective Life Insurance Company(10)

            (d)  2002 Amended and Restated By-Laws of Protective Life Insurance Company(10)

            (e)  2011 Amended and Restated Charter of Protective Life Insurance Company(15)

            (f)  2011 Amended and Restated By-Laws of Protective Life Insurance Company(15)

            7.  Reinsurance Agreement (Not applicable)

            8.  (a)  Participation Agreement (Oppenheimer Variable Account Funds)(3)

            (b)  Participation Agreement (Van Kampen Life Investment Trust)(5)

            (c)  Participation Agreement (Lord Abbett Series Fund)(6)

            (d)  Participation Agreement for Class II Shares (Van Kampen)(4)

            (e)  Form of Participation Agreement for Service Class Shares (Oppenheimer Variable Account Funds)(4)

            (f)  Form of Participation Agreement for Service Class Shares (Universal Institutional Funds, Inc.)(4)

            (g)  Form of Participation Agreement (Goldman Sachs Variable Insurance Trust)(7)

              (i)  Amendment to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust)(13)

            (h)  Participation Agreement (Fidelity Variable Insurance Products)(8)

            (i)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust)(9)

              (i)  Amendment to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust)(13)

            (j)  Amended and Restated Participation Agreement (Fidelity Variable Insurance Products)(9)

            (k)  Form of Participation Agreement (American Funds Insurance Series)(21)

            (l)  Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products)(10)

            (m)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust)(10)

            (n)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust)(10)

            (o)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund)(10)

            (p)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds)(10)

            (q)  Rule 22c-2 Shareholder Information Agreement (Universal Institutional Funds, Inc.)(10)

            (r)  Rule 22c-2 Shareholder Information Agreement (Van Kampen Life Investment Trust)(10)

            (s)  Participation Agreement (American Funds Insurance Series)(11)

            (t)  Rule 22c-2 Shareholder Information Agreement (American Funds Insurance Series)(11)

            (u)  Participation Agreement (Legg Mason)(12)

            (v)  Participation Agreement (Royce Capital)(12)

            (w)  Participation Agreement (PIMCO)(12)

              (i)  Form of Novation of and Amendment to Participation Agreement (PIMCO Variable Insurance Trust)(13)

              (ii)  Form of Amendment to Participation Agreement re Summary Prospectuses (PIMCO Variable Insurance Trust)(13)

            (x)  Rule 22c-2 Information Sharing Agreement (Royce)(12)

            (y)  Participation Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds))(13)

            9.  Opinion and Consent of Max Berueffy, Esq.(22)

            10.  (a)  Consent of Sutherland Asbill & Brennan LLP(25)

            (b)  Consent of PricewaterhouseCoopers LLP(25)

            11.  No financial statements will be omitted from Item 23

            12.  Not applicable

            13.  Not applicable

            14.  Powers of attorney(24)

            (1)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on October 28, 1993.

            (2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on February 23, 1994.

            (3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 30, 1997.

            (4)  Incorporated herein by reference to Post-Effective Amendment No. 47 to the Form N-4 Registration Statement, (File No. 333-94047), filed with the Commission on April 30, 2003.

            (5)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 20, 2000.

            (6)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047), filed with the Commission on April 25, 2002.

            (7)  Incorporated herein by reference to the initial Registration Statement on Form N-4 (File No. 333-112892), filed with the Commission on February 17, 2004.

            (8)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-107331), filed with the Commission on November 26, 2003.

            (9)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813), filed with the Commission on April 28, 2006.

            (10)  Incorporated herein by reference to Post-Effective Amendment No.17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

            (11)  Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 30, 2008.

            (12)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on October 28, 2009.

            (13)  Incorporated herein by reference to Post Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 25, 2011.

            (14)  Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on June 17, 2011.

            (15)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement, (File No. 333-176657) filed with the Commission on September 2, 2011.

            (16)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 Registration Statement (File No. 333-153041) filed with the Commission on September 16, 2011.

            (17)  Incorporated herein by reference to the initial filing of the From N-4 Registration Statement (File No. 333-179649), filed with the Commission on February 23, 2012.

            (18)  Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on February 19, 2013.

            (19)  Incorporated herein by reference to the Post Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-190294) filed with the Commission on April 25, 2014.

            (20)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement, (File No. 333-201921) filed with the Commission on February 6, 2015.

            (21)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 (File No. 333-201919), filed with the Commission on June 19, 2015.

            (22)  Incorporated by reference to Pre-Effective Amendment No. 1 to the Form N-4 (File No. 333-201921), filed with the Commission on June 19, 2015.

            (23)  Incorporated by reference to Post-Effective Amendment No. 1 to the Form N-4 (File No. 333-201919), filed with the Commission on February 24, 2016.

            (24)  Filed herewith.

            (25)  To be filed by Amendment.

            Item 25. Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns	Chairman of the Board, Chief Executive Officer, and Director
Richard J. Bielen	President, Chief Operating Officer, and Director
Carl S. Thigpen	Executive Vice President, Chief Investment Officer and Director
Deborah J. Long	Executive Vice President, General Counsel, Secretary, and Chief Legal Officer
Michael G. Temple	Executive Vice President, Finance and Risk, and Chief Risk Officer
Steve G. Walker	Executive Vice President, Chief Financial Officer, and Controller
D. Scott Adams	Executive Vice President and Chief Administrative Officer
John Sawyer	Senior Vice President and Chief Distribution Officer
Nancy Kane	Senior Vice President, Acquisitions and Corporate Development
Frank Sottosanti	Senior Vice President and Chief Marketing Officer
Lance Black	Senior Vice President and Treasurer
Scott Karchunas	Senior Vice President, Asset Protection Division
Wayne E. Stuenkel	Senior Vice President and Chief Actuary
Phil Passafiume	Senior Vice President and Director, Fixed Income
Robert Bedwell	Senior Vice President, Mortgage Loans
Mark Cyphert	Senior Vice President and Chief Information and Operations Officer
Stephane Goyer	Senior Vice President and Head of Insurance Risk
Richard Kurtz	Senior Vice President, Dealer Sales, APD
Aaron C. Seurkamp	Senior Vice President, Life Sales
Steve M. Callaway	Senior Vice President and Senior Associate Counsel
David M. Loper	Senior Vice President and Senior Associate Counsel
Barrie B. Stokes	Senior Vice President and Senior Associate Counsel
Wade V. Harrison	Senior Vice President and Chief Product Actuary
Kevin B. Borie	Senior Vice President and Chief Valuation Actuary
Matthew Riebel	Senior Vice President, IDG Sales and Marketing Administration
K. Todd Thompson	Senior Vice President, BD National Annuity Sales Manager
Paul R. Wells	Senior Vice President, LAD Chief Financial Officer
Vincent Cirulli	Senior Vice President, Derivatives and VA Hedging
Wendy L. Evesque	Senior Vice President, Chief Human Resource Officer

Name and Principal Business Address	Position and Offices with Depositor
Derry W. Herring	Senior Vice President, Chief Auditor
Matthew Kohler	Senior Vice President, Chief Technology Officer
Chandrasekhar Pisupati	Senior Vice President, Credit and Market Risk
Lucinda S. Williams	Senior Vice President, Customer Experience

            *  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

            Item 26. Persons Controlled by or Under Common Control With the Depositor and Registrant.

            The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2014 (File No. 1-11339) filed with the Commission on February 26, 2015 and is incorporated herein by reference.

            Item 27. Number of Contractowners.

            As of January 31, 2016, there were 2,014 contract owners of Protective Dimensions II Variable Annuity individual flexible premium deferred variable and fixed annuity contracts offered by Registrant.

            Item 28. Indemnification of Directors and Officers.

            Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

            In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            Item 29. Principal Underwriter.

            (a)  Investment Distributors, Inc. ("IDI") is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Life Separate Account and Variable Annuity Account A of Protective Life.

            (b)  The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Edwin V. Caldwell	President and Director	Vice President, New Business Operations, Life and Annuity Division
Barry K. Brown	Assistant Secretary	Second Vice President, LLC Commissions
Steve M. Callaway	Chief Compliance Officer, Secretary and Director	None
Julena Johnson	Assistant Compliance Officer	Senior Compliance Analyst II
Carol Majewski	Assistant Compliance Officer	Director II, Compliance Officer
Letitia Morsch	Assistant Secretary	Second Vice President, Annuity and VUL Administration
Lawrence Debnar	Assistant Financial Officer	Vice President, Financial Reporting
Joseph F. Gilmer	Assistant Financial Officer	Assistant Vice President, Annuity Financial Reporting
Rayburn Tennent	Chief Financial Officer	None

            *  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

            (c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

            Item 30. Location of Accounts and Records.

            All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

            Item 31. Management Services.

            All management contracts are discussed in Part A or Part B.

            Item 32. Undertakings.

            (a)  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

            (b)  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectuses that the applicant can remove to send for a Statement of Additional Information.

            (c)  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

            (d)  Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

            SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement has duly caused this Post-Effective Amendment to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on February 24, 2016.

            PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

            BY:  *

              Richard J. Bielen, President
              Protective Life Insurance Company

            PROTECTIVE LIFE INSURANCE COMPANY

            BY:  *

              Richard J. Bielen, President
              Protective Life Insurance Company

            As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-4 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
* John D. Johns	Chairman of the Board, Chief Executive Officer, Director (Principal Executive Officer)	February 24, 2016
* Richard J. Bielen	President, Chief Operating Officer, and Director (Principal Operating Officer)	February 24, 2016
* Steven G. Walker	Executive Vice President, Controller, and Chief Financial Officer (Principal Financial Officer)	February 24, 2016
* Carl S. Thigpen	Executive Vice President, Chief Investment Officer and Director	February 24, 2016
*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		February 24, 2016

            Exhibit List

            4.(i)(ii)  SecurePay FXi Rider

            4.(j)(ii)  SecurePay FXi Spousal Continuation Rider

            14.  Powers of attorney